UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Ameriprise Financial, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

JAMES M. CRACCHIOLO

Please join us for our Annual Meeting of Shareholders April 24, 2024
MESSAGE FROM OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER
March 15, 2024
Dear Fellow Shareholders:
Ameriprise delivered another excellent year in 2023, effectively navigating an uncertain and rapidly evolving market and operating environment. We remained focused on serving clients’ needs, advanced our strategic priorities and generated record financial results.
We are proud of our culture, people and 130-year legacy. Guided by our values, our teams executed with excellence and further reinforced our position as a financial services leader. We delivered this high level of performance while managing the business responsibly with sound governance and strong engagement from our Board of Directors.
In this proxy statement, we provide information about our business strategy and performance, corporate governance practices, shareholder engagement and executive compensation practices.
I cordially invite you to join us for our 2024 Annual Meeting of Shareholders, which will be held virtually on Wednesday, April 24, 2024, at 11:00 a.m. Central time. At that time, you will be able to attend, participate and vote your shares electronically. We’ve provided additional information about the virtual meeting on the following page.
On behalf of my fellow directors, we look forward to updating you on our continued progress at our Annual Meeting. Thank you for your confidence in Ameriprise Financial.
Sincerely,

Jim Cracchiolo
Chairman and CEO

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
Meeting Information
Time and Date
Wednesday, April 24, 2024
11:00 a.m. Central time
How to Attend
Via the internet at
www.virtualshareholdermeeting.com/amp2024
Record Date
Holders of our common stock as of February 26, 2024, are entitled to receive notice of and vote at the meeting.
Mailing Date
These proxy materials and our 2023 Annual Report will be mailed or made available to our shareholders beginning on or about March 15, 2024.

Items of Business
1.	Election of eight director nominees named in the proxy statement
2.	Approval of the amendment of the Company’s Amended and Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law
3.	Approval of our executive compensation in a nonbinding advisory vote
4.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024
In addition, we will transact any other business that may properly come before the meeting

Voting Information
•  Please carefully review the proxy materials and follow the instructions below to cast your vote as soon as possible in advance of the meeting, even if you plan to attend the Annual Meeting virtually.
•  Your broker will NOT be able to vote your shares on the election of directors, the amendment of our amended and restated certificate of incorporation, or the advisory vote on executive compensation, unless you have given your broker specific instructions to do so. We strongly encourage you to vote.
•  You may vote via the internet, by telephone or, if you have received a printed version of these proxy materials, by mail.
•  If you wish to vote your shares during the virtual meeting, you need the control number included on your proxy card or your Notice of Internet Availability of Proxy Materials.
•  We recommend you log in at least 15 minutes before the meeting to ensure that you are logged in when the meeting begins.
•  The virtual meeting platform provides shareholders with comparable rights as an in-person meeting, including the ability to ask questions. Please refer to “Information About the Annual Meeting and Voting” on page 88 of the proxy statement.

Your vote is important.
Please vote on the proposals in the proxy statement

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of Ameriprise Financial, Inc. for the 2024 Annual Meeting of Shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Ameriprise Financial, Inc. as “Ameriprise Financial,” “Ameriprise,” “the Company,” “we,” “our” or “us.”
By order of the Board of Directors,

Wendy B. Mahling
Senior Vice President – Corporate Secretary
March 15, 2024

Proxy Summary	6
Corporate Governance	14
Item 1 – Election of the Eight Director Nominees	14
Nominees for Director	15
Director Experience and Qualifications	19
Board Leadership Structure	21
Board’s Role in Risk Oversight	22
Board’s Role in Strategic Planning	24
Committees of the Board	24
Year-Round Review of Board Composition and Succession	27
Shareholder Engagement	28
Communicating with Directors	29
Board Practices	30
Corporate Governance Documents and Policies	32
Compensation of Directors	33
Compensation Philosophy for Outside Directors	33
2023 Annual Compensation for Outside Directors	34
Compensation Paid to Outside Directors in 2023	36
Deferred Share Units Issued to Outside Directors in 2023	36
Ownership of our Common Shares	38
Item 2 – Approval of the Amendment to the Ameriprise Financial, Inc. Amended and Restated Certificate of Incorporation to Allow for Exculpation of Officers as Permitted by Delaware law	40
Item 3 – To Approve the Compensation of the Named Executive Officers by a Nonbinding Advisory Vote	41
Report of the Audit and Risk Committee	42
Item 4 – Ratification of the Audit and Risk Committee’s Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2024	43
Compensation and Benefits Committee Report	45
Compensation Discussion and Analysis	46
Executive Summary	46
Compensation Philosophy, Program and Approach	47
2023 Financial and Strategic Business Assessment	50
2023 NEO Compensation and Performance Summary	55
Compensation Policies and Practices	63
Supplemental Total Direct Compensation Table	66
Compensation Tables	67
Summary Compensation Table	67
Grants of Plan-Based Awards in 2023	69
Outstanding Equity Awards at Fiscal Year-End 2023	70
Option Exercises and Stock Vested in 2023	71
Non-Qualified Deferred Compensation for 2023	72
Pension Benefits in 2023	73
Potential Payments Upon Termination or Change of Control for Named Executive Officers	74
CEO Pay Ratio	82
Pay Versus Performance	83
Certain Transactions	86
Related Person Transaction Review Policy	86
Transactions	86
Information about the Annual Meeting and Voting	88
Appendix A: GAAP to Non-GAAP Reconciliations	A-1
Appendix B: Proposed Amendment to the Ameriprise Financial, Inc. Amended and Restated Certificate of Incorporation	B-1

For 130 years, Ameriprise Financial has stood
tall with a proud legacy of helping clients
reach their financial goals. Our Vision, Mission,
Brand Promise and Values continue to define
our company and shape our future.
Vision – What we aspire to be
To be the most respected and referred financial services brand
Mission – Our purpose
To help people feel confident about their financial future
Brand Promise – Our commitment to clients
We shape financial solutions for a lifetime®
Values – What we can expect from each other
Client Focused
Integrity Always
Excellence In All We Do
Respect for Individuals and Our Communities

PROXY SUMMARY
Delivered Record Financial Performance and Strong Business Results
In 2023, Ameriprise further demonstrated our ability to consistently drive growth across market cycles. In an uncertain and rapidly evolving market and operating environment, we remained focused on helping our clients achieve their unique goals and delivered record financial performance and strong business results.
Drove profitable growth with the strength and flexibility of complementary fee- and spread- based businesses	Generated strong free cash flow to reinvest in the business and deliver a differentiated capital return to shareholders	Demonstrated balance sheet strength and effective risk management	Benefited from our high-performing, client-focused culture and employee and advisor engagement

2023 HIGHLIGHTS[1]

$15.4B
Net Revenue
(as adjusted)
up 8%
a new record

$29.58
Earnings Per Diluted Share
(as adjusted)
up 21%
a new record

49.7%
Return on Equity
(as adjusted)

$1.4T
Assets Under Management and Administration
up 15%

$53B
Wealth Management Client Flows
up 25%

28%
Growth in Bank and Certificate Assets

$916K
Wealth Management Net Revenue per Advisor
up 11%

$2.5B
Capital Returned to Shareholders

8%
Growth in Quarterly Dividend, 19th Increase Since 2005

(1)
Reflect adjusted operating results, excluding unlocking and accumulated other comprehensive income (AOCI). This proxy statement contains certain non-GAAP financial measures that management believes best reflect the underlying performance of our operations. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are on page A-1. Growth percentages compare 2023 to 2022 results.

Ameriprise Financial 2024 Proxy Statement | 6

PROXY SUMMARY
No. 1 in Total Shareholder Return within the S&P 500 Financials Index
Since Our Spin-off in 2005*

Total Shareholder Return — September 30, 2005 – December 31, 2023
Ameriprise Financial
S&P 500 Financials Index
S&P 500 Index
1,600%
1,400%
1,200%
1,000%
800%
600%
400%
200%
0%
-200%
+1,441%
+458%
+131%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Time Period	Ameriprise	S&P 500 Financials Index	S&P 500 Index
1 – Year	24%	12%	26%
3 – Year	105%	35%	33%
5 – Year	304%	75%	107%
Since Spin-off	1,441%	131%	458%
Source: Bloomberg
* Ranking calculated based on members of the S&P 500 Financials Index as of September 30, 2005 that are still members as of December 31, 2023.
Ameriprise Financial 2024 Proxy Statement | 7

PROXY SUMMARY
Client Focused and Recognized as an Industry Leader

Please see the Company’s website at ameriprise.com/ratings to learn more about the recognition we have received, including information about the methodology behind certain rankings noted on pages 8 and 9, as well as throughout the proxy statement. Information contained on or accessible through our websites is not incorporated into and does not form a part of this proxy statement or any other report or document we file with the U.S. Securities and Exchange Commission, and any references to our websites or furnished documents are intended to be inactive textual references only.
*Source: Ameriprise Financial company data; see ameriprise.com/ratings for full details.
Ameriprise paid fees to J.D. Power to have the advisor support experience independently certified through the Certified Customer Service program and to cite the results. Ameriprise did not pay fees to Kiplinger, Forrester, Newsweek to be evaluated in the respective studies but did pay fees to cite the results.
Ameriprise Financial 2024 Proxy Statement | 8

PROXY SUMMARY
High-Performing Culture of Caring for Employees, Advisors and our Communities

Please see the Company’s website at ameriprise.com/ratings to learn more about the recognition we have received, including information about the methodology behind certain rankings noted on pages 8 and 9, as well as throughout the proxy statement. Information contained on or accessible through our websites is not incorporated into and does not form a part of this proxy statement or any other report or document we file with the U.S. Securities and Exchange Commission, and any references to our websites or furnished documents are intended to be inactive textual references only.
The use by Ameriprise Financial of any MSCI ESG Research LLC or its affiliates (“MSCI”) data, and the use of MSCI logos, trademarks, service marks or index names herein, do not constitute a sponsorship, endorsement, recommendation, or promotion of Ameriprise Financial by MSCI. MSCI services and data are the property of MSCI or its information providers, and are provided ‘as-is’ and without warranty. MSCI names and logos are trademarks or service marks of MSCI. Ameriprise Financial has earned a Prime rating from Institutional Shareholder Services (ISS). ISS ESG’s Corporate Rating provides investors with highly relevant, material and forward-looking ESG data and performance assessments. Companies are rated on a twelve-point scale from A+ (best) to D- (worst). Companies are awarded Prime Status if the overall ESG Corporate Rating letter grade meets or exceeds the industry-specific Prime threshold defined by ISS ESG’s Industry Classification Matrix. “Prime” status is granted to industry leaders who fulfill demanding performance expectations aligned with recognized standards and regulatory developments. Date of last Ameriprise rating review and modification from ISS: November 22, 2023. For more information: https://www.issgovernance.com/esg/ratings/.
Ameriprise did not pay fees to The Wall Street Journal and Forbes to be evaluated in the respective studies but did pay fees to cite the results.
Ameriprise Financial 2024 Proxy Statement | 9

PROXY SUMMARY
Highly Qualified and Engaged Board of Directors
Our director nominees hold a broad range of diverse skills, backgrounds, experience and perspectives that we believe are integral to an effective and well-functioning board. Detailed information about each nominee’s qualifications, experience, skills and expertise along with select professional and community contributions can be found starting on page 15.
Director Nominees
				Ameriprise Committees
Name and Occupation	Age	Director Since	Independent	Audit and Risk	Compensation and Benefits	Executive	Nominating and Governance
James M. Cracchiolo Chairman and Chief Executive Officer of Ameriprise Financial, Inc.	65	2005
Robert F. Sharpe, Jr. Independent Presiding Director; Former President of Commercial Foods and Chief Administrative Officer of ConAgra Foods, Inc.	72	2005
Dianne Neal Blixt Former Executive Vice President and Chief Financial Officer of Reynolds American Inc.	64	2014
Amy DiGeso Former Executive Vice President, Global Human Resources of The Esteé Lauder Companies Inc.	71	2014
Christopher J. Williams Chairman of Siebert Williams and Shank & Co., LLC	66	2016
Armando Pimentel, Jr. President and Chief Executive Officer of Florida Power & Light Company	61	2022
Brian T. Shea Former Vice Chairman and Chief Executive Officer, Investment Services of the Bank of New York Mellon	63	2019
W. Edward Walter III Senior Advisor at Energy Impact Partners	68	2018
C = Chair M = Member
(1)	Audit Committee Financial Expert within the meaning of the Securities and Exchange Commission (SEC) Rules.
Board Composition
Half of our director nominees are women or from diverse racial or ethnic backgrounds. Please see page 19 and 27 for more information on how diversity is considered in the director nomination process.

* Based on self-identified characteristics.
Ameriprise Financial 2024 Proxy Statement | 10

PROXY SUMMARY
Focused on Sound Governance
We employ sound corporate governance policies that include strong Board leadership, strategic deliberation, prudent oversight practices and transparency.
Board Structure and Independence
•  Diverse and highly skilled Board that provides a range of perspectives and insights
•  50% of our current Board members are women or from diverse ethnic or racial backgrounds
•  Strategic succession planning resulting in regular Board and committee refreshment with a range of tenures

•  7 of 8 director nominees are independent
•  Independent Presiding Director, elected annually by the independent directors
•  Regular executive sessions of independent directors without management present
•  Directors cannot be nominated for election after reaching the age of 75

•  Executive sessions at all committee meetings led by independent committee chairs without management present
•  Overboarding restrictions provide that unless approved by our Board, a director who is a public company executive may not serve on more than a total of two public company boards and other directors may not serve on a total of more than four public company boards

Shareholder Rights
• All directors are elected annually • Majority voting with director resignation policy in uncontested elections	• Proxy access right • No “poison pill” in effect	• No supermajority voting rights • Annual say on pay vote
Strong Governance Practices and Board Oversight
•  Annual long-range planning meeting with management focused on Company strategy
•  Annual Board and committee evaluation process
•  Director education on matters relevant to the Company, its business plan and risk profile
•  Robust risk management overseen by the Audit and Risk Committee

•  Focus on workplace culture, including “tone at the top”, values and talent
•  Director access to experts and advisors, both internal and external
•  Board oversight of sustainability strategy and CSR reporting
•  Statement of Principles Governing Corporate Political Spending and annual report of corporate political spending available at ir.ameriprise.com

•  Clawback policies include recovery triggers for material misconduct in addition to financial restatements
•  Strong succession planning for our Board, CEO and senior executives
•  Robust stock ownership guidelines for our directors (5x annual retainer) and executive management (10x base salary for CEO and 4x for other NEOs)
•  Directors, officers and management employees are prohibited from hedging against a decline in the value of our stock

Engaged with Our Shareholders
•  Maintain year-round dialogue with shareholders, which informs relevant Board actions
•  Met with shareholders representing approximately one-third of our outstanding shares on governance, compensation and other matters

•  Investor input in recent years has influenced compensation design; sustainability disclosures, including our SASB Index; human capital disclosures, including EEO-1 availability; and political contribution reporting
• For additional information on our shareholder engagement program and certain actions the Company has taken based on shareholder feedback, see page 28
Ameriprise Financial 2024 Proxy Statement | 11

PROXY SUMMARY
Our Successful Executive Compensation Strategy and Approach Is Balanced, Thoughtful and Aligned to Shareholder and Client Results

* Mr. Davies is excluded from the above chart. Since Mr. Davies is located in the U.K., the terms and composition of his compensation reflect the requirements of local regulations, including the UCITS V Remuneration Code (SYSC 19E) that came into effect in 2017 and the MIFIDPRU Remuneration Code (SYSC 19G) which came into effect in 2022, both of which fall under the Financial Conduct Authority.
We have a thoughtful, disciplined approach to compensation that reflects our commitment to recognize and reward our executives’ experience and expertise in delivering outstanding and consistent results for our shareholders and clients. Our compensation structure is appropriately focused on variable compensation where the majority of our executives’ pay is delivered in long-term incentives, half of which are delivered in performance share units with payouts contingent upon 3-year adjusted return on equity, adjusted earnings per share and total shareholder return achievement.
Our 2023 Annual Compensation Reflects
•  Disciplined, quantitative and objective approach and framework
•  Majority of incentive pay is delivered in long-term incentives
•  Tenure, experience and consistency of Executive Leadership Team
•  Exemplary and essential leadership of Chairman and CEO
•  Consistently delivered strong results for our shareholders and clients

•  Performance over the last five years has been exceptional when compared to peers
•  Inclusive culture of caring where our employees can thrive and deliver outstanding results for clients and shareholders
•  Ameriprise delivered outstanding financial and strong metric results and superior total shareholder return

Our shareholders have supported our compensation approach, recognizing the value in retaining and incenting our successful and long-tenured leadership team who have consistently delivered exceptional results for our shareholders since our spin-off in 2005.
Performance-Based Pay Structure Aligned to the Best Interests of Shareholders and Clients
•  Ongoing shareholder engagement is a priority for our Board.
•  In 2023, we reached out to our largest shareholders representing approximately half of our outstanding shares and met with shareholders representing approximately one-third of outstanding shares to discuss governance, compensation and other matters.

•  Shareholders expressed support of our Company’s overall approach for our executive compensation program.
•  Our 2023 say on pay vote received positive support from shareholders representing approximately 82% of the shares voted. See the Compensation and Discussion Analysis starting on page 46.

Ameriprise Financial 2024 Proxy Statement | 12

PROXY SUMMARY
Voting Matters and Board Recommendation
Item		Board Vote Recommendation	Page Reference (for more detail)
1	Election of Directors Candidates provide the needed experience and expertise to govern the Company and ensure strong independent oversight	FOR each nominee	14
2	Approval of the Amendment of our Amended and Restated Certificate of Incorporation to Allow for Exculpation of Officers as Permitted by Delaware law Amendments aligned with legislation adopted in 2022 enabling Delaware corporations to limit the liability of certain officers in limited circumstances	FOR	40
3	Nonbinding Advisory Vote on Executive Compensation Our executive compensation program is performance-driven, designed to reward business and strategic results, and aligned with shareholder interests Only independent directors serve on the Compensation and Benefits Committee The Compensation and Benefits Committee has retained Semler Brossy Consulting Group as its independent compensation consultant and annually confirms its independence from management	FOR	41
4	Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for 2024 All independence standards have been met and sound practices are employed to ensure strong, independent financial governance Only independent directors serve on the Audit and Risk Committee PricewaterhouseCoopers LLP has served as the Company’s external auditor since fiscal year 2011	FOR	43
How to Vote
If you held shares of Ameriprise common stock as of the February 26, 2024 record date, you are entitled to vote at the Annual Meeting.

By Internet. Go to the website at www.proxyvote.com, 24 hours a day, seven days a week. You will need the control number that appears on your proxy card or on your Notice of Internet Availability of Proxy Materials.

By Telephone. Call 1-800-690-6903, 24 hours a day, seven days a week. You will need the control number that appears on your proxy card.

By Mail. If you received a full paper set of materials, date and sign your proxy card exactly as your name appears on your proxy card and mail it in the postage-paid envelope provided. If you received a Notice of Internet Availability of Proxy Materials, you may request a proxy card by following the instructions in your Notice. You do not need to mail the proxy card if you are voting by internet or telephone.

During the Meeting. Go to virtualshareholdermeeting.com/amp2024. You will need the control number that appears on your proxy card or on your Notice of Internet Availability of Proxy Materials.
Ameriprise Financial 2024 Proxy Statement | 13

CORPORATE GOVERNANCE
This section highlights our corporate governance program and our Board of Directors. We provide details about these and other corporate governance policies and practices in other sections of the proxy statement and on our website on the Corporate Governance page at ir.ameriprise.com. Information on the Company’s website is not part of or incorporated by reference into this proxy statement.
Item 1 — Election of the Eight Director Nominees Named Below
The Board of Directors recommends a vote “FOR” the election of each of the eight director nominees. Proxies will be voted “FOR” each director nominee unless otherwise specified.
The Board believes a well-qualified and diverse mix of directors best positions the Board to effectively govern and achieve strong results. Our directors have a combined wealth of leadership experience derived from extensive service guiding large, complex organizations, and possess a diversity of qualifications, attributes and skills applicable to our business and long-term strategy.
We currently have eight directors on our Board. The Board has set the size of the board at eight as of the time of the Annual Meeting, and eight nominees have been recommended by the Nominating and Governance Committee and nominated by the Board.
The Board believes that the mix of qualifications and the diversity of experience, attributes and skills among the nominees enhances our Board’s effectiveness and is aligned with the Company’s long-term strategy. The Board believes that each of the nominees is qualified to serve as a director of Ameriprise and the Board as a whole possesses the qualities and skills described in the section of the proxy statement captioned “Director Experience and Qualifications,” beginning on page 19.
All nominees have indicated they will serve if elected. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, your proxy may be voted for another person nominated by the Board or the Board may reduce the number of directors to be elected. If elected at the Annual Meeting, the nominees will hold office until the 2025 Annual Meeting of shareholders and until their successors have been elected and qualified.
Ameriprise Financial 2024 Proxy Statement | 14

NOMINEES FOR DIRECTOR
Director since: 2005 Age: 65 Committees: • Executive (Chair) Other Current Public Directorships: • None	James M. Cracchiolo Chairman and Chief Executive Officer

Career Highlights
•  Chairman and Chief Executive Officer of Ameriprise Financial since 2005, when the company, American Express Financial Advisors, completed its spin-off from the American Express Company
•  Group president, American Express Global Financial Services (2000-2005) and held the following additional roles: CEO, president and chairman of American Express Financial Corporation; and chairman of American Express Bank Ltd.
•  President and CEO of Travel Related Services International (1998-2000)
•  President of Global Network Services (1997-1998)
•  Senior vice president of Travel Related Services Quality, Global Reengineering (1993-1997)
•  Executive vice president and chief financial officer of Shearson Lehman Brothers (then a unit of American Express) (1990-1993)

Relevant Skills and Qualifications
•  Global businesses with
large scale operations
•  Financial services industry
experience
•  Public company executive
leadership
•  Long-term strategic planning
•  Executional and risk
management expertise
•  Large scale acquisitions
Other Experience • Member, Business Roundtable • Former advisory board member, March of Dimes • Former director, American Council of Life Insurers • Former director, Financial Services Roundtable
Education
•  Master of Business Administration, New York
University
•  Bachelor of Arts, Accounting and Economics,
New York University
•  Financial Industry Regulatory Authority
certifications (inactive)
•  Certified Public Accountant designation in New York State (inactive)

Director since: 2005 Age: 72 Committees: • Compensation and Benefits • Executive • Nominating and Governance Other Current Public Directorships: • None	Robert F. Sharpe, Jr. Independent Presiding Director

Career Highlights
•  Served as a senior advisor (2009-2010) and served in a variety of senior positions, including president of commercial foods (2005-2008) and chief administrative officer (2008-2009) of ConAgra Foods, Inc.
•  Partner at the Brunswick Group LLC, an international financial public relations firm (2002-2005)
•  Senior vice president - public affairs, secretary and general counsel for PepsiCo, Inc. (1998-2002)
•  Senior vice president and general counsel for RJR Nabisco, Inc.

Relevant Skills and Qualifications
•  Former general counsel of Fortune 500 company
•  Financial, legal, regulatory and operational issues facing public companies
•  Executive compensation programs
•  Communications with our institutional shareholders
•  Risk management, financial reporting and disclosure
•  Corporate governance
	Other Experience • Director, New Frontier Foods, Inc., a private corporation • Former director, Swedish Match AB (2011–2015)	Education • Juris Doctor, Wake Forest University • Bachelor of Science, Purdue University • Bachelor of Arts, DePauw University
Ameriprise Financial 2024 Proxy Statement | 15

NOMINEES FOR DIRECTOR

Director since: 2014

Age: 64

Committees:
•  Audit and Risk
•  Compensation and
Benefits (Chair)
•  Executive

Other Current Public Directorships:
•  Scandinavian Tobacco
Group (2016-present)
•  Triad Business Bank
(2020-present)
Dianne Neal Blixt

Career Highlights
•  Executive vice president and chief financial officer of Reynolds American Inc. (2004-2007)
•  Executive vice president and chief financial officer of R.J. Reynolds Tobacco Holdings, Inc.
(2003-2004)
•  Served in various roles of increasing responsibility with Reynolds American Inc. and its subsidiaries beginning in 1988

Relevant Skills and Qualifications • Public company financial operations and controls • Merger and acquisition activity • Expense management • Regulatory relations • Communications to investors
Other Experience
•  Board member for Winston-Salem Police
Foundation
•  Former director, Lorillard,
Inc. (2011-2015)
•  Former director and former Chair, National Sports
Media Association
•  Former trustee, Reynolda House Museum of
American Art
•  Former director, LandAmerica
Financial Group, Inc.

•  Former director, Metavante
Technologies, Inc.
•  Former director, Southern Community Bank and Trust

Education
•  Master of Business Administration and Bachelor of Science, University of North Carolina at Greensboro

Director since: 2014 Age: 71 Committees: • Compensation and Benefits • Executive • Nominating and Governance (Chair) Other Current Public Directorships: • None	Amy DiGeso

Career Highlights
•  Served as executive vice president, senior advisor (2013-2014), executive vice president, global human resources (2005-2013) and executive director of human resources at The Estée Lauder Companies, Inc.
•  Managing partner, human capital, responsible for global human resources at PricewaterhouseCoopers
•  Previously held positions at Bankers Trust Company, the American Express Company and Olivetti Corporation of America

Relevant Skills and Qualifications
•  Complex human capital for multinational companies
•  Executive compensation programs
•  Executive leadership
experience
•  Succession planning and talent recruitment and development
•  Strategic planning in the consumer products and financial services industries
Other Experience • Former president, Popular Club, Inc. a direct marketing and sales subsidiary of Macy’s Inc. • Former chief executive officer, Mary Kay Inc.
Education
•  Master of Business Administration, Global Management, Fordham University
•  Bachelor of Science, Pennsylvania State University
•  Pennsylvania State University Alumni Fellow, highest recognition by the university

Ameriprise Financial 2024 Proxy Statement | 16

NOMINEES FOR DIRECTOR

Director since: 2016

Age: 66

Committees:
•  Audit and Risk (Chair)
•  Executive
•  Nominating and
Governance

Other Current Public Directorships:
•  The Clorox Company
(2015-present)
•  Union Pacific
Corporation (2019-present)
Christopher J. Williams

Career Highlights
•  Chairman of Siebert Williams and Shank & Co., LLC, an investment banking and financial services company (2019-present)
•  Previously served as chairman and chief executive officer of The Williams Capital Group, L.P. and Williams Capital Management, LLC, an investment banking and financial services firm, from the company’s formation in 1994 until it merged with Siebert Cisneros Shank to form Siebert Williams and Shank & Co. in November 2019
•  Previously managed the derivatives and structured finance division of Jefferies & Company
•  Held several roles at Lehman Brothers, including managing groups in the corporate debt capital markets and derivatives structuring and trading

Relevant Skills and Qualifications
•  Extensive experience in investment banking and
finance
•  Perspective as chair and
chief executive officer
•  Public and private company
governance
•  Business planning, finance, and long-term strategy

Other Experience
•  Director, Cox Enterprises
•  Former director, Caesar’s Entertainment Corporation
(2008–2019)
•  Former director, Wal-Mart
Stores, Inc. (2004–2014)
•  Former chair, Tuck School of Business, Dartmouth
College
•  Board member, Lincoln Center for the Performing Arts
Education • Master of Business Administration, Tuck School of Business, Dartmouth College • Bachelor of Architecture, Howard University
Director since: 2022 Age: 61 Committees: • Audit and Risk • Compensation and Benefits Other Current Public Directorships: • None	Armando Pimentel, Jr.

Career Highlights
•  President and CEO of Florida Power & Light Company, a subsidiary of NextEra Energy, Inc.
(2023-present)
•  Previously served as president and chief executive officer of NextEra Energy Resources, a subsidiary of NextEra Energy, Inc. (2011-2019)
•  Served as executive vice president, finance and chief financial officer of NextEra Energy, Inc. (2008-2011)
•  Former president of NextEra Energy Partners (2014-2019)
•  Former partner at Deloitte & Touche and an accounting fellow with the Office of the Chief Accountant of the U.S. Securities and Exchange Commission

Relevant Skills and Qualifications
•  Public company financial
operations and controls
•  Public company executive
leadership
•  Regulatory relations
•  Business planning and long-
term strategy
•  Risk management, financial
reporting and disclosure
•  Operational and corporate
governance
•  Communications with investors
	Other Experience • Former director, Energy Insurance Mutual (2016-2020) • Former director, NextEra Energy Partners, L.P. (2014-2019)	Education • Bachelor of Science, Accounting, Florida State University
Ameriprise Financial 2024 Proxy Statement | 17

NOMINEES FOR DIRECTOR

Director since: 2019

Age: 63

Committees:
•  Audit and Risk
•  Nominating and
Governance

Other Current Public Company or Investment Company Directorships:
•  Fidelity National
Information Services,
Inc. (2018-present)
•  The RBB Fund, Inc. (a fund complex of 64 open-end investment co. portfolios) and The RBB Fund Trust (a fund complex of 7 open-end investment co. portfolios) (2018-present)
Brian T. Shea

Career Highlights
•  Served as vice chairman and chief executive officer of investment services for BNY Mellon (2013-2017)
•  Held executive roles at Pershing, LLC, a BNY Mellon company, including chairman, CEO, and president and COO (1983-2014)
•  Currently serves on the board of Fidelity National Information Services, Inc. (FIS), a financial services technology company, and is chair of the Audit Committee and a member of the Risk and Technology Committee

Relevant Skills and Qualifications
•  More than 30 years financial services industry experience
•  Mergers and acquisitions
•  Executive leadership of technology and cybersecurity
•  Global operations
•  Banking, brokerage and investment industries
•  Control functions and corporate governance

Other Experience
•  Board member, Catholic Charities of New York and Tomorrow’s Hope Foundation
•  Former director, WisdomTree Investments, Inc. (2018–2019)
•  Former board member, Depository Trust and Clearing Corporation, and the Insured Retirement Institute
•  Former board member Financial Industry Regulatory Authority (FINRA) and chair of FINRA National Adjudicatory Council

•  Former chair of Membership Committee for Securities Industry and Financial Markets Authority and FINRA Membership Committee
•  Trustee emeritus, St. John’s University in New York

Education
•  Master of Business Administration, Finance, Pace University
•  Bachelor of Science, Business Management, St. John’s University

Director since: 2018

Age: 68

Committees:
•  Audit and Risk
•  Compensation
and Benefits

Other Current Public Directorships:
•  Avalon Bay Communities,
Inc. (2008-2024)*
•  Claros Mortgage Trust
(2021-present)
•  CNS REIT (2022-present)
W. Edward Walter III

Career Highlights
•  Serves as a senior advisor to Energy Impact Partners, a firm that invests in the energy transition
•  Previously served as global chief executive officer and member of global board of directors of Urban Land Institute (2018-2022)
•  Served as the Robert and Lauren Steers Chair in Real Estate at the Steers Center for Global Real Estate at Georgetown University’s McDonough School of Business (2014-2018)
•  Served as president and chief executive officer (2007-2016), executive vice president and chief financial officer (2003-2007), held various senior management positions, including chief operating officer (1996-2003) and served as a member of the board of directors from (2007-2016) of Host Hotels & Resorts, Inc.
•  Former partner with Trammell Crow Residential Company and the president of Bailey Capital Corporation

Relevant Skills and Qualifications
•  Public company executive
leadership as chief executive officer, chief financial officer and chief operating officer
•  Real estate and investment
expertise
•  Leadership in the academic
world
•  Board leadership experience

Other Experience
•  Member, Executive Committee, Steers Center
for Global Real Estate
•  Director, Measurabl
•  Director, DC Policy Center
•  Former Member, Board of Visitors, Georgetown
University Law Center
•  Former chair, Federal City
Council
•  Former chair, National
Kidney Foundation
• Former chair, National Association of Real Estate Investment Trusts Education • Juris Doctor, Georgetown University Law Center • Bachelor of Arts, Political Science, Colgate University
*Not standing for reelection at their 2024 Annual Meeting of Stockholders.
Ameriprise Financial 2024 Proxy Statement | 18

Director Experience and Qualifications
Our Board regularly reviews its composition and size to evaluate its overall effectiveness and alignment with our long-term strategy. The Board believes that directors should have a variety of qualifications, skills and backgrounds which, collectively, help the Board effectively oversee our activities and operations to best serve the Company and our shareholders.
The Nominating and Governance Committee and Board believe that, at a minimum, directors must have demonstrated significant accomplishment, management and leadership ability in their fields, as well as sound business judgment, integrity, financial literacy and a reputational focus. Consistent with the goal of ensuring a comprehensive mix of skills and expertise are represented on the Board, below we outline the general skills mix and expertise represented by our director nominees:
Director Experience Highlights
Leadership and Strategy	Experience leading complex business operations and developing and executing strategic plans allows for effective oversight of the Company’s operations	Public Company	Public company governance and management experience provides insights to reputation, financial and risk management
Human Capital Management	Experience managing a large and/or global workforce brings understanding to the oversight of one of our key resources	Risk Management	Skills in identifying, assessing and managing risks are important to effectively oversee risk management and understand the most significant risks facing the Company
Finance	Possessing financial expertise and knowledge of the financial reporting and auditing processes aids in the oversight of reporting and internal control	Consumer	Experience in understanding the needs and interests of consumers is relevant for evaluating new market opportunities
Global	Business strategy, operations and substantive experience in international matters provides insights to our global operations	Industry Experience	Experience in the financial services industry supports effective oversight of our operations and strategies
Technology / Cybersecurity	Understanding advancements in technology, cybersecurity and information systems/data management provides insight into opportunities and risks	Legal and Regulatory	Skills and experience with legal and regulatory requirements provides deep perspective on the highly regulated and complex legal frameworks applicable to our business
Board Diversity
Diversity is an important factor in the Board’s consideration of director candidates. The Nominating and Governance Committee and Board consider a number of demographic and other factors when reviewing director candidates, including gender, ethnicity, race, nationality, age, work experience, skills and expertise, in seeking to develop a Board with a depth of broad and diverse experiences that help the Board effectively oversee our activities and operations to best serve the Company and our shareholders.
Balanced Tenure
Our directors have an average tenure of approximately 9 years and a median tenure of approximately 8 years. Our Board believes it is appropriate to maintain a balance of longer tenured members who bring valuable Company-specific knowledge with a historical perspective and newer members who bring fresh viewpoints and new ideas.

Ameriprise Financial 2024 Proxy Statement | 19

Director Independence
Under our Corporate Governance Guidelines and New York Stock Exchange rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company. In addition, the director must meet the bright-line test for independence set forth by the New York Stock Exchange rules.
The Board has established categorical standards of director independence to assist it in making independence determinations, which are posted on our website on the Corporate Governance page at ir.ameriprise.com. The categorical standards generally classify as “not material”: relationships with our Company arising in the ordinary course of business; relationships with companies of which a director is a shareholder or partnerships of which a director is a partner; contributions made or pledged to charitable organizations with which a director has a relationship; certain familial relationships; and certain social and other

7 of 8 directors are independent
relationships. In making independence recommendations, the Nominating and Governance Committee considered relationships and transactions between the director and the Company as described in annual directors’ questionnaires and in materials provided by management.
In considering the independence of Mr. Pimentel, the Board considered that he was appointed in January 2023 as the President and CEO of Florida Power & Light Company (FPL), a subsidiary of NextEra Energy, Inc. (NextEra), and that we own or manage (including for our clients) debt securities of NextEra and its affiliates in the ordinary course of business, pursuant to transactions that in certain cases predated Mr. Pimentel’s recent appointment as CEO of FPL and his election to our Board. The amount of payments to and from both NextEra and FPL have been less than 2% of the consolidated gross revenues of NextEra and FPL, respectively, for each of the last three fiscal years. As the transactions arose in the ordinary course of business (and thus were clearly unrelated to Mr. Pimentel’s roles at FPL and the Company), do not involve a material amount of payments, and in certain cases predated Mr. Pimentel’s appointment as the CEO of FPL and his election to our Board, the Board concluded that the relationship does not impair Mr. Pimentel’s independence.
Our Board has determined that each of our directors is independent, other than Mr. Cracchiolo, who currently serves as our Chairman and Chief Executive Officer.
Independence of Committee Members
Only independent directors serve on Audit and Risk, Compensation and Benefits, and Nominating and Governance committees of the Board. Members of the Audit and Risk Committee also meet the independence standards of Rule 10A-3 of the Securities Exchange Act of 1934, as amended. Members of the Compensation and Benefits Committee are considered “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and meet the heightened standards for compensation committee independence under New York Stock Exchange rules.
Director Age Limit
Our Corporate Governance Guidelines provide that a person who has reached the age of 75 shall not be nominated for election at the next annual shareholders meeting.
Policy on Outside Board Commitments
Our Board expects each of our directors to be able to commit sufficient time and attention to Company matters and to use their judgement and consider all of their commitments when accepting additional directorships. Our Corporate Governance Guidelines require that directors advise the Chairman of the Board and the Chair of the Nominating and Governance Committee in advance of accepting an invitation to serve on another public company board. The committee will review the directors’ ability to fulfill their responsibilities as a director. As a general matter, directors should not serve on more than four public company boards (including the Company) and a director who is a public company executive should not serve on more than two public company boards (including the Company). In addition, it is the Board’s policy that no member of the Board’s Audit and Risk Committee may serve on the audit committees of more than three public companies, including the Company’s Audit and Risk Committee. Our chairman and CEO does not currently serve on any other public company boards, and none of our current directors serves on more than four public company boards (including our Board).
Director Stock Ownership
We believe that each director should have a substantial personal investment in the Company. A personal holding of Company shares or deferred share units having a market value of five times the amount of the current annual cash retainer upon attainment is recommended for each director. A decrease in the price of a share of our common stock after a director has attained the required ownership threshold will not negate the director’s satisfaction of this requirement. Directors are expected to attain this ownership threshold within five years of joining the Board.
All directors are in compliance with our ownership threshold. We disclose the dollar value of each outside director’s equity holdings as of February 26, 2024, on page 33.
Ameriprise Financial 2024 Proxy Statement | 20

Our Board’s Leadership Structure
The Board’s leadership structure is designed to promote Board effectiveness and to appropriately allocate authority and responsibility between the Board and management. The Board’s leadership structure is reviewed periodically, and in January 2021 the Nominating and Governance Committee reviewed the structure and recommended the Board of Directors separate the roles of presiding director and chair of the Nominating and Governance Committee. The review considered a variety of factors, including our governance practices, feedback received in connection with the Board evaluation, and the ability for the role to facilitate communication between the Board’s independent directors and the Company’s management.
The Board determined that the current structure to have Mr. Cracchiolo serve as both Chairman and CEO is in the best interest of the Company and its shareholders. Mr. Cracchiolo has led the Company to consistently strong results since our spin-off 19 years ago and his knowledge and experience in the industry, and ability to promote discussion and collegiality among the Board creates a productive relationship between the Board and management. The Board also believes that the combination of these roles allows for a clear and effective leadership to communicate the Company’s business and long-term strategy to shareholders, clients and others.
The Board maintains effective oversight through our strong independent board. Mr. Sharpe serves as the independent presiding director, and the Audit and Risk, Compensation and Benefits, and Nominating and Governance Committees are comprised solely of independent directors. The Board has adopted a number of procedures and policies designed to preserve the effectiveness of the independent directors and the transparency of Board operations. For example, each Board agenda includes an executive session of the independent directors, any director is free to suggest agenda items, to request additional time for an agenda topic, or to request information from management. The independent directors also have regular access to members of management other than the chief executive officer.
The Board believes that the Company and its shareholders are best served by maintaining the flexibility to modify our leadership structure based on what is in the best interest of the Company at any given point in time, such as in the context of a succession planning process. The Board recognizes that the Company’s and Board’s circumstances may change in the future and that having a separate chairman and CEO is an option that the Board will consider carefully as circumstances change.
Presiding Director
The role of the Board’s presiding director is an important part of the Board’s leadership structure. Our independent presiding director has significant authority and responsibilities to provide for an effective and independent Board.
Key Powers and Duties of Presiding Director Role
• Presides over executive sessions of non-management and independent directors
• Serves as principal liaison between the Board and the chairman and chief executive officer on sensitive issues
• Provides feedback and counsel concerning the chairman’s interactions with the board
• Interviews each independent director separately as part of the annual Board performance evaluation process
• Presides at meetings of the Board of Directors in the event of the chairman’s unavailability
• Serves as primary board contact for shareholder engagement
Mr. Sharpe has served as our Presiding Director since 2013. Mr. Sharpe brings deep business and board leadership experience to his role as presiding director. He has served as chair of our Nominating and Governance Committee, and currently serves on our Compensation and Benefits, Nominating and Governance, and Executive Committees. Mr. Sharpe has developed strong and effective working relationships with his fellow directors and has demonstrated independent thinking and a deep understanding of our business. The Board believes that Mr. Sharpe’s experience and tenure as a director enables him to provide valuable perspectives on the Company’s business, risk management and governance.
Ameriprise Financial 2024 Proxy Statement | 21

Our Board’s Role in Risk Oversight
Overview
Enterprise risk management and our risk management program are critical to how we manage our business. The Board has oversight of the Company’s enterprise risk management policy and framework, which: (i) establishes a structure for effective enterprise risk management, including oversight and governance; (ii) delineates key constituent roles and responsibilities; and (iii) imposes a number of core risk management processes. The enterprise risk management policy is designed to manage risks that may impact the Company, including capital, credit, market, liquidity, operational, strategic, reputational, legal and compliance, and product. The Board and its committees receive risk reporting on a regular basis to support the key role that the Board plays in its oversight of risk. The enterprise risk management policy is supported by underlying risk policies at each Ameriprise business unit that provide further detail on the business unit’s risk governance, appetite, and tolerance.
Our chief executive officer, chief financial officer, general counsel, chief risk officer and other members of senior management are responsible for identifying, assessing and managing our exposure to risk. Our Board is responsible for overseeing how management performs those functions. This oversight is directed primarily by the Audit and Risk Committee, whose membership includes five of our eight independent directors. As described in further detail in the Audit and Risk Committee section below, some aspect of risk management and oversight is discussed at virtually every Audit and Risk Committee meeting.
As a diversified financial services Company, our business is subject to a number of risks and uncertainties. The Audit and Risk Committee and the Board as a whole receive regular reports from management and our independent auditors on prevailing material risks and the actions we are taking to address and mitigate them. Management also reports to the Audit and Risk Committee and the Board on how we are enhancing our risk management processes and controls to respond to evolving market, business and regulatory conditions. The Audit and Risk Committee and the Board also receive regular reports regarding our regulatory examinations, some of which address risk management topics.
As part of its ongoing responsibilities, the Audit and Risk Committee reviews and assesses the quality and clarity of the risk management information its members receive and, if necessary, makes recommendations to management for improving this reporting. In order to confirm that it is receiving candid and complete information, the Audit and Risk Committee holds regular separate executive sessions with members of executive management, our independent auditors, our general auditor and our chief risk officer.
Independent directors have access to individual members of management or to our employees on a confidential basis. Directors are authorized to conduct independent investigations and to hire outside consultants or experts at our expense. Directors also have access to our records and files, and directors may contact other directors without informing our management of the purpose or even the fact of such contact.
Responsibility of Chairman and Chief Executive Officer
Our chairman and chief executive officer is ultimately responsible for the effectiveness of the Company’s risk management processes and is an integral part of the related day-to-day activities. He attends all Audit and Risk Committee meetings and the Company’s chief risk officer reports directly to the chief executive officer. As a result, he is in an informed position to both lead our enterprise risk management program and assist in the Board’s oversight of that program.
Oversight of Incentive Compensation Risk
In response to best practices and regulatory guidelines, the Audit and Risk Committee and the Compensation and Benefits Committee receives reports focused on risks related to our Company-wide incentive compensation plans. We discuss this subject in more detail in the Compensation Discussion and Analysis under the heading “Risk and Incentive Compensation” beginning on page 64.
Oversight of Information and Cybersecurity
The Board and the Audit and Risk Committee are central to the oversight of the Company’s cybersecurity risk management program operated by senior management. Our executive vice president and chief information officer, our chief information security officer, and other officers regularly review with our Board and the Audit and Risk Committee: the cyber threat landscape; the design, effectiveness and ongoing enhancement of our capabilities to identify, protect, detect, respond to and recover from cyber threats and events; and any incidents that merit discussion.
During 2023, the Audit and Risk Committee also reviewed our identity theft prevention and privacy programs and discussed, among other topics: mandatory global staff training on fraud prevention and emerging risks; identity theft threats, experience and trends; the effectiveness of existing controls and responses and planned enhancements to controls; and key areas of focus for the identity theft and privacy programs.
Ameriprise Financial 2024 Proxy Statement | 22

Oversight of Human Capital Management
Attracting, engaging and developing a diverse and high-performing workforce is key to our long-term success. As part of its investment in creating an outstanding employee experience, the Company has created, with the Board’s support, a variety of initiatives and goals to invest in leadership development and a robust diversity, equity and inclusion curriculum. The Board has primary responsibility for CEO succession, and, additionally, the Board reviews our senior executive succession plans and broader talent development status in light of our corporate strategy at least annually, and frequently discusses talent issues at meetings.
The Board and the Compensation and Benefits Committee are regularly updated on human capital management programs and dedicate time to reviewing and discussing our Company culture, talent development, retention and recruiting initiatives, diversity, equity and inclusion strategy, and engagement survey feedback.
Oversight of Sustainability Matters
Each committee of the Board has oversight responsibility of sustainability factors. This includes the Audit and Risk Committee’s role in overseeing enterprise risk management and cybersecurity matters, as well as the Compensation and Benefits Committee as it relates to the multiple elements of human capital management such as engagement, retention of high performers and our enterprise and executive compensation programs detailed in this proxy. In addition, the full Board reviews and provides oversight of the overall business and strategy of the Company and the related sustainability matters, including the advancement of Responsible Investment within Asset Management.
With regard to Ameriprise corporate social responsibility reporting, the Nominating and Governance Committee oversees our corporate social responsibility program and engages with senior management to review the Company’s annual Responsible Business Report and other disclosures, including the Company’s SASB Index disclosure. Oversight by the Nominating and Governance Committee ensures appropriate accountability on these topics. The Nominating and Governance Committee also oversees our political contributions and reviews a report from management on all material matters relating to corporate political spending. In addition, the Nominating and Governance Committee oversees the Company’s memberships in various trade associations.
For more information on our corporate social responsibility strategy and sustainability efforts, please visit ameriprise.com/about/responsible-business.
Board and Management Oversight of Corporate Social Responsibility Strategy and Reporting
Nominating and Governance Committee	• Shareholder engagement and communication • Review of Responsible Business Report and other corporate social responsibility-related reporting • Political contributions and trade associations
Executive Leadership Team Corporate Social Responsibility Steering Committee
•  Chaired by CEO
•  Sets overall strategic direction, determines reporting and provides constructive challenge
•  Ensures compliance with regulatory requirements
•  Membership spans Finance, General Counsel’s Organization, Human Resources, Technology, Business Heads and Corporate Communications

Corporate Social Responsibility Governance and Strategy Group
•  Provides overall governance of priority sustainability reporting
•  Develops corporate social responsibility strategy
•  Chair leads development of the Ameriprise Responsible Business Report and related communications

Ameriprise Financial 2024 Proxy Statement | 23

Our Board’s Role in Strategic Planning
Ameriprise has a strategic Long-Range Plan that guides how we lead the Company to maximize long-term shareholder value creation, deliver competitively differentiated value to our clients, and attract and retain talent. Our Board of Directors plays an important role in our strategic planning process, and management and the Board hold joint detailed discussions on the Long-Range Plan at our annual long-range planning offsite meeting. Throughout the year, management and the Board also hold regular discussions on the Company’s performance, progress on the annual plan and remaining goals in the context of our Long-Range Plan.
Committees of the Board
Board and Committee Meetings
During 2023, the Board of Directors met seven times. All directors attended over 95% of the meetings of the Board and the Board committees on which they served during the year. At every committee meeting, committee members have the option to meet in executive session without management present. Committee chairs report to the full Board their committee’s activities and decisions.
Board Committee Responsibilities
Audit and Risk Committee

11 Meetings in 2023	Members Christopher Williams (Chair) Dianne Neal Blixt Armando Pimentel, Jr. Brian T. Shea W. Edward Walter III	Independence Each member of the committee is independent, meets heightened requirements for audit committee independence, and financially literate.	Audit Committee Financial Experts Each of Ms. Blixt and Messrs. Pimentel, Shea, Walter and Williams meet the requirements as defined by SEC rules.
Role and Responsibilities
The Audit and Risk Committee’s primary purposes are to:
• monitor the integrity of the Company’s consolidated financial statements;
• monitor the Company’s compliance with legal and regulatory requirements and our Code of Conduct;
•  oversee the Company’s enterprise-wide risk assessment and risk management processes, including the nature of our major risk exposures, the methods we employ to mitigate risk, and the design and effectiveness of our processes and controls to prevent and detect fraudulent activity;

• monitor the Company’s cybersecurity and privacy programs;
• review the appointment and replacement of the chief risk officer;
• receive regular reports from the chief risk officer, including in executive sessions where the chief risk officer is the only officer present;
• review the appointment and replacement of the general auditor, and annually review the performance and compensation of the general auditor;
• appoint, evaluate and monitor the qualifications and independence of, and approve the compensation of, the independent auditors;
• participate in the selection of new lead independent auditor engagement partner;
• periodically evaluate whether there should be a regular rotation of the independent auditors;
• evaluate and monitor the performance of the Company’s internal audit function and independent auditors;
• receive regular reports from the general auditor, including in executive sessions where he is the only officer present; and
• address specified finance and risk management matters.
The Audit and Risk Committee may convene executive sessions with the general auditor, chief risk officer, representatives of our independent auditors, or representatives of management. All of our directors have access to the Audit and Risk Committee’s meeting materials, including draft minutes, so they can remain informed about our risk oversight function.

Ameriprise Financial 2024 Proxy Statement | 24

Compensation and Benefits Committee

7 Meetings in 2023	Members Dianne Neal Blixt (Chair) Amy DiGeso Armando Pimentel, Jr. Robert F. Sharpe, Jr. W. Edward Walter III	Independence Each member of the committee is independent and meets the heightened independence requirements for compensation committee members.
Role and Responsibilities
The Compensation and Benefits Committee’s primary purposes are to:
• establish the philosophy and objectives that will govern our compensation and benefits programs;
• determine compensation for the chief executive officer, after discussion with the independent directors without management present;
• oversee and approve the compensation and benefits paid to our executive officers;
• review the Company’s strategies and policies related to human capital management;
• recommend for approval by the Board of Directors or the shareholders incentive and equity-based compensation plans;
• promote the clear and complete disclosure to shareholders of material information regarding the compensation and benefits of our highest paid executive officers;
• confirm that appropriate chief executive officer and management succession plans are in place and regularly reviewed and discussed by the Board;
• oversee incentive compensation plans throughout the Company, to the extent and in the manner set forth in relevant regulatory guidance or rules;
• make recommendations to the Board on matters related to nonbinding advisory votes of shareholders to approve the compensation of the named executive officers; and
• engage, together with senior management, with our institutional investors on all matters related to the foregoing responsibilities.
In connection with its responsibilities, the Compensation and Benefits Committee has the authority to:
• approve grants of equity-based and other incentive awards;
• engage, oversee, compensate, evaluate and terminate a compensation consultant;
• retain independent legal or other advisors;
• request the support of one or more Company officers or employees to assist it in carrying out its duties;
•  determine the appropriate amount of funding to be provided by the Company to compensate any compensation consultant or other advisor engaged by the committee, and to cover any administrative expenses that arise as the committee carries out its duties;

•  delegate its authority to one or more subcommittees, including to the committee chair, who may (so long as consistent with certain federal securities requirements) act on behalf of the committee during the intervals between meetings; and

• delegate its authority to one or more officers or employees to the extent permitted by applicable law, the rules of the New York Stock Exchange, or applicable governing compensation plan documents.
The Compensation and Benefits Committee has delegated certain administrative authority to our chief human resources officer to promote the efficient and timely administration of our compensation and benefits plans.

Compensation Committee Interlocks and Insider Participation
No member of the Compensation and Benefits Committee is a former or current officer or employee of the Company or any of its subsidiaries or is an executive officer of another company where an executive officer of Ameriprise Financial is a director.

Ameriprise Financial 2024 Proxy Statement | 25

Nominating and Governance Committee

2 Meetings in 2023	Members Amy DiGeso (Chair) Robert F. Sharpe, Jr. Brian T. Shea Christopher Williams	Independence Each member of the committee is independent.
Role and Responsibilities
The Nominating and Governance Committee’s purpose is to:
• assume a leadership role in shaping the Company’s corporate governance;
• promote the effective functioning of the Board and its committees, including through oversight of the Board and committee evaluation process;
• advance the best interests of the Company and its shareholders through the implementation, oversight and disclosure of sound corporate governance guidelines and practices;
• consider and recommend candidates for election or appointment to the Board, including evaluating candidates submitted by shareholders;
• periodically review the compensation of outside directors and recommend changes to the Board for approval;
• promote the clear and complete disclosure to shareholders of material information regarding the compensation and benefits of the Company’s outside directors;
• oversee the Company’s Corporate Social Responsibility reporting and strategy; and
• oversee corporate political spending and trade association memberships.
A Statement of Principles Governing Corporate Political Spending, approved by the Board based on the committee’s recommendation, along with the Company’s annual corporate political spending report, is posted on the Corporate Governance page of our website at ir.ameriprise.com. The Statement of Principles Governing Corporate Political Spending was last amended and restated in March 2020 to enhance Board and management oversight of the Company’s trade association memberships and our dues payments to those trade associations.

Executive Committee

The Committee meets as needed No meetings were held in 2023	Members James M. Cracchiolo (Chair) Dianne Neal Blixt Amy DiGeso Robert F. Sharpe, Jr. Christopher Williams	Independence Each of Ms. Blixt, Ms. DiGeso, Mr. Sharpe, and Mr. Williams are independent.
Role and Responsibilities
The Executive Committee’s purpose is to:
• allow the timely and efficient exercise of the Board’s authority in the intervals between regularly scheduled meetings of the Board, subject to certain limitations;
• meet only as required, upon the call of its chairman; and
• is not required to meet a minimum number of times each year.
The Chairman of the Board serves as the committee chairman and the then serving chairs of the Audit and Risk, Compensation and Benefits, and Nominating and Governance Committees and the presiding director serve as members.

Ameriprise Financial 2024 Proxy Statement | 26

Year-Round Review of Board Composition and Succession
The Board employs robust practices to ensure strong continuity of skills and leadership over time through sound succession planning. The Nominating and Governance Committee engages in a year-round process to identify and evaluate new director candidates in conjunction with its recurring review of Board and committee composition given director age requirements and desired skills. The Nominating and Governance Committee along with the Board establishes the desired criteria, skills and areas of expertise needed to continue to support the Board in advancing the Company’s business and strategy. Diversity is an important factor in the Board’s consideration of director candidates, and in fact, one of the key considerations in our current succession planning efforts is on growing gender diversity and the inclusion of other underrepresented groups on the Board.
The Nominating and Governance Committee, with the help of management, identifies and evaluates new director candidates, placing primary emphasis on the desired criteria, skills and areas of expertise established with the Board and the criteria set forth in our Corporate Governance Guidelines, including:
•
Judgment, skills, leadership experience and a professional background necessary to gain a sound understanding of our strategic vision, mix of businesses and approach to regulatory relations and enterprise risk management;

•	Diversity of viewpoints, backgrounds, experience and other demographics;
•	Independence, financial literacy, and other relevant experiences; and
•
The interplay of qualifications so that the Board as a whole possesses a mix and breadth of qualities, skills and experience that will enable it and its committees to promote the best interests of the Company and its shareholders.

The Nominating and Governance Committee in its discretion may also engage a third-party search firm to identify potential director candidates, and in such circumstances will instruct the firm that diversity considerations are highly important.

Consideration of Director Candidates Recommended by Shareholders
The Nominating and Governance Committee applies the same standards in considering candidates submitted by shareholders as it does in evaluating candidates submitted by members of the Board of Directors or identified through other means, provided that the requirements explained under the caption “Director Experience and Qualifications” are satisfied. Shareholders who wish to submit nominees for election at an annual or special meeting of shareholders must follow the procedures described on page 92. Shareholders who wish to submit a candidate for consideration by the Nominating and Governance Committee may do so by sending the candidate’s name and supporting information to our corporate secretary, at the address shown on page 92 under “Requirements and deadlines for submission of shareholder proposals or nomination of directors for the 2025 Annual Meeting.”
Ameriprise Financial 2024 Proxy Statement | 27

Shareholder Engagement
We conduct shareholder outreach throughout the year to engage with shareholders on issues that are important to them. We report back to our Board on this engagement as well as specific issues to be addressed.
Engagement	Communication	Feedback
Executive management, Investor Relations and the corporate secretary engage on a regular basis with shareholders to solicit feedback on a variety of corporate governance matters, including, but not limited to, executive compensation, corporate governance policies and corporate sustainability practices. Our directors also directly engage with shareholders on certain occasions.

Ameriprise also routinely interacts and communicates with shareholders through a number of other forums, including quarterly earnings presentations, Securities and Exchange Commission filings (including the annual report and proxy statement), the annual shareholder meeting, investor meetings and conferences and web communications.

We share our shareholder feedback and trends and developments about corporate governance matters with our Board, the Compensation and Benefits Committee and the Nominating and Governance Committee as we seek to enhance our governance and sustainability practices and improve our disclosures.

2023 Engagement
• We reached out to our largest shareholders representing approximately half of our outstanding shares	• We heard back from shareholders representing 32 million, or approximately one-third, of our outstanding shares	• We held calls with 11 large shareholders who requested engagement, including our two largest shareholders
The feedback from our discussions with shareholders and proxy advisors is collected and conveyed, as appropriate, to the entire Board, and influences and informs our policies and practices.
Examples of topics that shareholders have discussed with us in past engagements:
• governance practices and board leadership structure
• interested in our board composition and succession planning
• appreciated the progression of our sustainability reporting and disclosures as well as our diversity and inclusion initiatives
• discussed board diversity, performance goals, significant executive experience and shareholder engagement practices
• expressed general support of our Company’s compensation peer group and overall approach for compensating named executive officers
• interested in additional information around our political engagement and lobbying activities

Examples of actions taken:
• enhanced shareholder engagement disclosures
• provided additional information regarding our board composition and diversity as well as the board succession process
•  continued to evolve our Compensation Discussion and Analysis disclosures, including providing additional information on the setting of performance goals, and factors, such as tenure and sustained strong performance, impacting the determination of executive compensation

• enhanced information throughout the proxy statement relating to our long-term performance
• continued to evolve our sustainability reporting, publishing our first SASB Index in March 2022
• enhanced information on our website regarding our public policy engagement
• provided information in our Responsible Business Report regarding our EEO-1 Report and posted the most recent to the Company’s website
• made revisions to our executive compensation program in 2019 and 2020 to address shareholder feedback
• adopted proxy access by-laws in 2018 and expanded our incentive compensation clawback policy in 2019
• advanced our climate capabilities in coordination with our asset management business
Ameriprise Financial 2024 Proxy Statement | 28

Communicating with Directors
Shareholders and other interested parties may contact any member (or all members) of the Board, any committee or any chair of any such committee by mail or electronically. Correspondence may be sent by:
Mail: Ameriprise Financial, Inc. Attn: Board of Directors c/o Corporate Secretary 1098 Ameriprise Financial Center Minneapolis, MN 55474
Online:
Go to the Ameriprise website at www.ir.ameriprise.com. Under the headings “Corporate Governance /
Governance,” you will find a link that may be used to send an email to Wendy Mahling, the Corporate Secretary, who will forward the information to the intended recipients.

The Ameriprise Corporate Secretary Office, Corporate Communications, Investor Relations and Legal and Compliance Departments will review all communications received to determine whether the contents represent a message or matter for our directors’ review. Requests for a meeting with any member of the Board will also be reviewed accordingly and, if appropriate, arranged by the corporate secretary and Investor Relations. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with established procedures. Unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the corporate secretary, may not be forwarded to the directors.
Shareholders are encouraged to visit the “Corporate Governance / Governance” page of the Company’s website at www.ir.ameriprise.com to see the Corporate Governance Guidelines, Global Code of Conduct and additional information about Ameriprise’s Board and its committees and corporate governance policies.
The charters for each of the Audit and Risk Committee, the Compensation and Benefits Committee, the Nominating and Governance Committee and the Executive Committee can be found at the same website address. In addition, Ameriprise intends to satisfy any disclosure requirements regarding any amendment to, or waiver from, a provision of the Code of Ethics for Chief Executive and Senior Financial Officers by posting such information on our corporate website.
Ameriprise will provide a copy of these documents without charge to each shareholder upon written request. Requests for copies should be addressed to the Corporate Secretary, Ameriprise Financial, Inc. 1098 Ameriprise Financial Center, Minneapolis, Minnesota 55474.
Our “whistleblower” policy prohibits us or any of our employees from retaliating or taking any adverse action against anyone for raising a compliance or ethical concern in good faith. If a shareholder, employee or other interested party nonetheless prefers to raise their concern in a confidential or anonymous manner, the concern may be directed to our ethics hotline, at (800) 963-6395. This is a confidential, independent service that allows individuals to report compliance or ethical issues and concerns they may have regarding Ameriprise Financial. An ethics specialist will forward accounting and auditing issues to our general auditor and our general counsel, who will confirm that the matter is properly investigated and, if deemed appropriate, report the results to the Audit and Risk Committee.
Ameriprise Financial 2024 Proxy Statement | 29

Board Practices
Annual Performance Evaluation Process
The Board and committees conduct the annual evaluation process set forth below to assess the effectiveness of their practices, identify issues or topics for further exploration and provide feedback on the quality and timeliness of information from management. This process is aided by written discussion guides used to facilitate the assessments. Areas of focus may encompass many factors, including: culture; board composition; succession planning; processes, information and resources; and duties and responsibilities.
Interviews	Board Discussion	Feedback Incorporated
The Chairman and Presiding Director interview each board member individually to solicit perspectives and feedback.	Results of the Board and committee assessments are discussed at Board and committee meetings.	Input and feedback from the evaluation process are incorporated into Board practices.
Director Education
Director education begins when a new director joins our Board. New directors receive comprehensive information about our business, strategy and governance, and have an opportunity to meet with senior leaders from key control, finance and operating functions. Additional training is also provided when a director joins a new committee or assumes a leadership role, such as becoming a chair of a committee. Ongoing education is provided through presentations from business line leaders and subject matter experts and other opportunities, including opportunities to see operations.
The Compensation and Benefits Committee’s Independent Compensation Consultant
The Compensation and Benefits Committee engaged Semler Brossy Consulting Group (Semler Brossy) as its independent compensation consultant as of June 5, 2019. The committee maintains a Compensation Adviser Policy, which addresses the relationship between the committee and its compensation advisers; the criteria that the committee uses to select its consultant; the consultant’s duties; how the committee evaluates its compensation consultant; the factors the committee will apply in determining whether its consultant is independent of the Company’s management; and the related disclosure to be provided to our shareholders. The Compensation Adviser Policy is available on the Corporate Governance page of our website at ir.ameriprise.com.
Semler Brossy works for and reports directly to the Compensation and Benefits Committee, not the Company’s management, with respect to executive compensation matters. The committee recognizes that its consultant will necessarily work with representatives of management but does so as the committee’s representative and solely on the committee’s behalf. The committee annually reviews and discusses Semler Brossy’s performance in executive session, without representatives of Semler Brossy present.
In its capacity as the committee’s consultant, Semler Brossy’s services include the following:
•	providing advice and guidance with respect to trends and issues related to executive compensation;
•	assisting with benchmarking competitive compensation, including advising the committee on the composition of a reference peer group;
•	assisting with the development of an executive compensation philosophy and program suited to our business strategy and goals; and
•	preparing reports and analyses for the committee’s meeting materials.
One or more representatives of Semler Brossy attend committee meetings as needed.
Ameriprise Financial 2024 Proxy Statement | 30

At a meeting held on February 22, 2024, the Compensation and Benefits Committee confirmed that Semler Brossy is independent of the Company’s management (applying the independence standards established in the Compensation Adviser Policy). In making this determination, the committee considered relevant issues, including the following six specific factors prescribed by the Securities and Exchange Commission and New York Stock Exchange corporate governance listing standards:
•	the provision of other services to Ameriprise by Semler Brossy;
•	the amount of fees received during 2023 from Ameriprise as a percentage of Semler Brossy’s 2023 total revenue;
•	Semler Brossy’s policies and procedures designed to prevent conflicts of interest;
•	any business or personal relationship between a member of the Semler Brossy engagement team and a member of the committee;
•	any Ameriprise Financial stock owned by Semler Brossy or by any member of the Ameriprise consulting team or their immediate family members; and
•	any business or personal relationship of Semler Brossy or any employee of Semler Brossy with an executive officer of Ameriprise Financial.
Based on this review and information provided by Semler Brossy, the committee determined that no conflict of interest exists that would preclude Semler Brossy from independently representing the committee.
Determining Executive Officer and Director Compensation
Various executive officers help the Compensation and Benefits Committee determine the appropriate form and amount of executive compensation. Officers in our human resources department prepare meeting materials for the committee, including compensation tally sheets and other summaries of executive officers’ total compensation. These officers also may propose the adoption of new compensation or benefits plans or amendments to existing plans. The chief executive officer makes recommendations to the committee regarding compensation actions for executive officers other than himself. Our executive vice president of human resources discusses survey and benchmarking data related to executive compensation and other topics of interest to the committee. Our chief financial officer advises the committee about setting and calculating financial performance goals for certain executive compensation plans. No executive officer has the authority to approve their own compensation or to make equity-based grants to any executive officer.
Director Attendance at Annual Meeting of Shareholders
Our Corporate Governance Guidelines state that directors are expected to attend the Annual Meeting of shareholders. The corporate secretary reminds each director of this policy in writing in advance of each Annual Meeting of shareholders. At our 2023 Annual Meeting of Shareholders, all directors then-serving were in attendance.
Executive Sessions of Independent Directors
The independent directors customarily meet in executive session without management present at each regularly scheduled meeting of the Board. The Board may decide, however, that such an executive session is not required at a particular Board meeting.
Ameriprise Financial 2024 Proxy Statement | 31

Corporate Governance Documents and Policies
Committee Charters
The Board’s Audit and Risk, Compensation and Benefits, and Nominating and Governance Committees each operate under a written charter approved by the Board of Directors. Each committee charter satisfies the requirements of the New York Stock Exchange’s corporate governance listing standards. Each committee reviews and reassesses the adequacy of its charter at least annually. Each committee will recommend any proposed changes to the Board of Directors for consideration and approval. The committee charters are posted on our website on the Corporate Governance page at ir.ameriprise.com and additional information about each committee is contained in the section “Committees of the Board,” beginning on page 24.
The Executive Committee also operates under a written charter approved by the Board of Directors. The Executive Committee’s charter is posted on our website at the same location as the other committee charters.
Corporate Governance Guidelines
The Board of Directors has approved Corporate Governance Guidelines. Among other topics, the Corporate Governance Guidelines address: director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession; and the annual performance evaluation of the Board and its committees. The Corporate Governance Guidelines are posted on our website on the Corporate Governance page at ir.ameriprise.com.
Codes of Conduct
We have adopted a Global Code of Conduct to guide ethical business behavior and decision-making since becoming a public company in 2005. The Global Code of Conduct applies to all of our officers, employees, financial advisors, and their employees, and individuals conducting business on behalf of us and our subsidiaries. Following our Global Code of Conduct and all applicable laws, regulations, and Company policies is a condition of employment or association with the Company, except as otherwise provided by the laws of a foreign jurisdiction.
The Board of Directors has adopted a Code of Business Conduct for members of the Board of Directors of Ameriprise Financial, Inc. This Code of Business Conduct is intended to focus each director on areas of potential conflicts of interest and provide guidance relating to the recognition and handling of ethical issues. The Code of Business Conduct also provides mechanisms to report potential conflicts of interest or unethical conduct and is intended to foster a culture of openness and accountability.
Both of these codes are posted on our website on the Corporate Governance page at ir.ameriprise.com.
Requests for Copies of Materials
You may request copies of any of the documents referred to in this section of the proxy statement by writing our corporate secretary, Wendy Mahling, by email at ampsecretarysofficemailbox@ampf.com or by mail at 1098 Ameriprise Financial Center, Minneapolis, MN 55474. Copies will be provided at no cost to you.
Ameriprise Financial 2024 Proxy Statement | 32

COMPENSATION OF DIRECTORS
Our Compensation Philosophy for Outside Directors
We compete with other companies for executive talent, as we explain in the Compensation Discussion and Analysis later in this proxy statement. We must also compete for persons with the ability, integrity, experience and judgment required to serve on the board of a public company. We need to attract and retain directors who meet the high qualification standards set by our Board of Directors. In order to do so, we must offer a compensation package that is both competitive and fair in view of the significant time commitment and responsibilities that come with serving as a director. Only outside directors receive compensation for serving on our Board. Mr. Cracchiolo does not receive additional compensation for his service as a director.
We believe that our outside directors should have a substantial personal financial stake in the Company. Accordingly, a significant portion of our directors’ compensation package is equity-based. Also, a director is expected to have an equity holding in the Company with a market value of five times the amount of the current annual cash retainer within five years of joining the Board. A decrease in the price of a share of our common stock after a director has attained the required ownership threshold will not negate the director’s satisfaction of this requirement. Shares of our common stock and deferred share units both count toward this goal. All directors have achieved the required ownership threshold. Using a closing price of $407.93 for a share of our common stock on February 26, 2024, the value of the common stock and deferred share units beneficially held by our outside directors (excluding shares held by a charitable organization) on that date was as follows, rounded to the nearest dollar: Mses. Blixt ($5,068,291); and DiGeso ($4,723,998); and Messrs. Pimentel ($1,504,005); Sharpe ($24,690,854); Shea ($3,042,898); Walter ($2,739,336); and Williams ($4,740,588). As is true for our executive officers, we prohibit our directors from hedging against a decline in the value of our stock.
How Our Outside Directors’ Compensation is Determined
The Board’s Nominating and Governance Committee is responsible for overseeing the compensation and benefits paid to our outside directors. The committee periodically reviews the outside directors’ compensation package to ensure it is market-based, aligned with shareholder interests, and consistent with our compensation principles, including with respect to equity-based compensation and, complying with the shareholder-approved limitation on director compensation under our Amended and Restated 2005 Incentive Compensation Plan.
The committee will discuss with an independent consultant any proposed changes to the compensation of outside directors. The committee will then recommend to the Board that it approve such changes as the committee believes are reasonable and appropriate, based in part on the consultant’s report and findings. If the Board approves the committee’s recommendations, and, as it relates to equity-based compensation, if the committee’s recommendations are within the shareholder-approved limitation on director compensation under our Amended and Restated 2005 Incentive Compensation Plan, the new compensation package will become effective as of a date set by the Board.
Ameriprise Financial 2024 Proxy Statement | 33

2023 Annual Compensation Plan for Outside Directors
The 2023 compensation program for our outside directors is outlined below. We do not pay meeting fees or grant stock options or restricted stock to our outside directors.
Outside Directors Compensation Program for 2023
Annual Cash Retainer	$110,000
Annual Equity Retainer	$190,000 in the form of deferred share units
Board Meeting Fees	No board meeting fees
Committee Meeting Fees	No committee meeting fees
Committee Member Annual Retainer	Committee members receive an annual retainer as follows:
• Audit and Risk Committee — $15,000
• Compensation and Benefits Committee — $10,000
• Nominating and Governance Committee — $10,000
There is no committee member retainer for the members of the Executive Committee.
Committee Chair Annual Retainer	Committee chairpersons receive an annual retainer in addition to the committee member retainer, as follows:
• Audit and Risk Committee chair — $30,000 ($45,000 total committee retainer)
• Compensation and Benefits Committee chair — $20,000 ($30,000 total committee retainer)
• Nominating and Governance Committee chair — $20,000 ($30,000 total committee retainer)
Presiding Director Annual Retainer	$50,000
Charitable Matching Gift Program	Up to $2,000 annually
Ameriprise Financial 2024 Proxy Statement | 34

Deferred Share Plan for Outside Directors for 2023
All of our outside directors participate in the Ameriprise Financial Deferred Share Plan for Outside Directors. Each outside director receives an annual grant of deferred share units immediately following the Annual Meeting of Shareholders. A deferred share unit (DSU) is a phantom share of our common stock that tracks the value of our common stock. A deferred share unit receives deemed dividends in the same amount paid on a share of our common stock, but it has no voting rights. Outside directors may also choose to defer part or all of their annual cash retainer and any committee retainer under the plan.
Feature	Annual Grant	Elective Retainer Deferral
Amount
•  $190,000
•  Outside directors whose first term is less than one year long will receive a pro-rata grant based on their length of service between their appointment to the Board and the next Annual Meeting of Shareholders
• Before the beginning of each calendar year, a director may elect to defer up to 100% of the annual cash retainer and any committee chair or member retainer, in 25% increments
Investment Options	• Only investment option is Ameriprise deferred share units, credited to a separate annual equity grant deferred share unit account
•  Director may choose to invest deferred amounts in one or both of these options: Ameriprise deferred share units or a cash account that receives a market rate of interest, credited on the last day of each month

Number of Deferred Share Units Credited
•  The number of deferred share units is determined by dividing the dollar amount awarded by the closing price of a share of our common stock on the date of our annual shareholders meeting, or for a director who joins the Board after the date of the most recent Annual Meeting, closing price of a share of our common stock on the third trading day following the public release of our financial statements during the quarter the director joins

•  The number of deferred share units credited is determined by dividing the quarterly deferral amount by the closing price of a share of our common stock on the third trading day following the public release of our financial statements for the quarter

Dividend Equivalent Reinvestment
•  Account is credited with additional deferred share units on each dividend payment date for our common stock. Number of additional units is calculated by first multiplying the number of units held on the dividend record date by the dividend payable on a share of our common stock; that number is then divided by the closing price of a share of our common stock on the dividend payment date
• Deemed dividends on deferred share units are reinvested in the same manner used for the annual equity grant account
Distribution	• Single payment in shares of our common stock following the director’s end of service
•  A director makes a distribution election at the same time they make a deferral election, and that election applies to that year’s deferrals. A director makes a new distribution election each year. A director has three distribution choices:
  - Lump sum on March 31 of a specified year
  - Lump sum following the director’s end of service
  - Two to five or ten annual installments following the director’s end of service

Change in Control	• Upon a change in control, the entire account will be immediately distributed in shares of our common stock	• Upon a change in control, all amounts held in either account will be immediately distributed in cash, or in shares of our common stock to the extent invested in Ameriprise deferred share units
Ameriprise Financial 2024 Proxy Statement | 35

Compensation Paid to Outside Directors in 2023
This table shows the total compensation earned by or paid to our outside directors during 2023.
Name	Annual Retainer Earned or Paid in Cash	Committee Chair/ Presiding Director Retainer Earned or Paid in Cash	Committee Member Retainer Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(3)	Total
Dianne Neal Blixt	$110,000	$20,000	$25,000	$190,000	$1,500	$346,500
Amy DiGeso	$110,000	$20,000	$20,000	$190,000	$2,000	$342,000
Armando Pimentel, Jr.*	$110,000	—	$24,694	$190,000	—	$324,694
Robert F. Sharpe, Jr.	$110,000	$50,000	$20,000	$190,000	$2,000	$372,000
Brian T. Shea	$110,000	—	$25,000	$190,000	$2,000	$327,000
W. Edward Walter III	$110,000	—	$25,000	$190,000	$2,000	$327,000
Christopher J. Williams(2)**	$110,000	$30,000	$24,694	$190,000	—	$354,694
*
Mr. Pimentel became a member of the Compensation and Benefits Committee effective January 12, 2023 and the dollar amounts of his cash retainer were prorated to reflect his service on the Compensation and Benefits Committee effective as of this date.

**
Mr. Williams became a member of the Nominating and Governance Committee effective January 12, 2023 and the dollar amounts of his cash retainer were prorated to reflect his service on the Nominating and Governance Committee effective as of this date.

(1)
The dollar amounts in this column show the grant date fair value of the annual grant of deferred share units. For 2023, the number of deferred share units credited to a director’s account is calculated as follows: for directors elected at the 2023 Annual Meeting of Shareholders, the dollar value to be received by the director is divided by the closing price of a share of our common stock on the date of our Annual Meeting of Shareholders. The aggregate incremental cost of perquisites and personal benefits is less than $10,000 for each director. As a result, the Securities and Exchange Commission does not require us to disclose those costs.

(2)	In 2023, Mr. Williams elected to defer 100% of his cash retainers under the Ameriprise Financial Deferred Share Plan for Outside Directors, with 100% allocated into the Ameriprise Common Stock Fund.
(3)	Amounts reflect the charitable giving match program available to employees.
Deferred Share Units Issued to Outside Directors in 2023
This table shows the number of deferred share units issued to outside directors during 2023. In order to simplify the presentation, we have rounded the numbers shown to the nearest unit. Directors’ accounts were credited with deemed dividends on the deferred share units at the same rate as the dividends paid on a share of our common stock. These deemed dividends were reinvested in additional deferred share units.
	DSU Balances as of December 31, 2022			DSUs Credited During 2023				DSU Balances as of December 31, 2023
	Annual Equity Grant	Retainer Deferral	Total DSUs†	Annual Equity Grant	Reinvested Deemed Dividends	Retainer Deferral and Reinvested Deemed Dividends	Total DSUs	Annual Equity Grant	Retainer Deferral	Total DSUs†
Dianne Neal Blixt	10,596	—	10,596	650	179	—	829	11,424	—	11,424
Amy DiGeso	10,596	—	10,596	650	179	—	829	11,424	—	11,424
Armando Pimentel, Jr.	373	—	373	650	14	—	664	1,037	—	1,037
Robert F. Sharpe, Jr.	36,387	4,498	40,885	650	595	73	1,317	37,632	4,571	42,202
Brian T. Shea	3,654	—	3,654	650	67	—	717	4,370	—	4,370
W. Edward Walter III	4,977	—	4,977	650	88	—	738	5,715	—	5,715
Christopher J. Williams	7,331	2,683	10,014	650	126	553	1,329	8,107	3,236	11,342
All totals rounded to the nearest share.
† Includes deemed dividends invested in additional deferred share units.
Ameriprise Financial 2024 Proxy Statement | 36

Perquisites and Personal Benefits
Our outside directors receive occasional perquisites or personal benefits of reasonable value, such as: commemorative items in connection with their Board service; welcoming gifts at the hotel where they stay during Board meetings or events; holiday gifts; and recreational or other services and amenities when attending an off-site Board long-range planning meeting. We do not provide our directors with a tax gross-up amount on any gifts or other items given to them. We pay for or reimburse our outside directors for their reasonable travel, lodging, food and other expenses related to their attendance at Board, committee or annual shareholder meetings. Our outside directors may use our corporate aircraft for Board-related travel, subject to the aircraft’s availability and other restrictions. In extraordinary or unusual circumstances, such as a family emergency, we may make our corporate aircraft available to our outside directors on an exception basis; for 2023, the aircraft was not provided to any director on an exception basis. Our outside directors are eligible to participate in our charitable gift matching program on the same basis as employees. We will match a director’s personal contributions to one or more qualifying charitable organizations subject to an annual aggregate limit, which is currently $2,000. Directors’ requests for matching gifts are processed by the same outside vendor that we use for employee matching gift requests.
Ameriprise Financial 2024 Proxy Statement | 37

OWNERSHIP OF OUR
COMMON SHARES
The table below shows how many Ameriprise common shares certain individuals and entities beneficially owned on February 26, 2024. These individuals and entities include: (1) owners of more than 5% of our outstanding common shares; (2) our current directors and director nominees; (3) the five executive officers named in the compensation tables included in subsequent sections of this proxy statement; and (4) all current directors and executive officers as a group. A person has beneficial ownership over shares if the person has or shares voting or investment power over the shares or the right to acquire such power within 60 days of February 26, 2024. None of the shares owned by our directors or executive officers are subject to any kind of pledge. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares, except as we describe below.
The column captioned “Deferred Share Units and Restricted Share Units” shows DSUs and RSUs owned by non-management directors through the Outside Directors Deferred Share Plan and phantom units owned by the executive officers under the Company’s Supplemental Retirement Plan and Deferred Compensation Plan. The information in this column is not required by the rules of the Securities and Exchange Commission because these units carry no voting rights and will be settled in shares of common stock that the recipient does not have the right to acquire within 60 days of February 26, 2024. Nevertheless, we believe that this information provides a more complete picture of the financial stake that our directors and executive officers have in the Company.
Name	Number of Shares Owned(1)(2)	Right to Acquire(6)	Percent of Class	Deferred Share Units and Restricted Share Units	Total Shares Beneficially Owned Plus DSUs and RSUs
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	13,005,378(3)	—	12.9%	—	—
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	8,338,157(4)	—	8.2%	—	—
Dianne Neal Blixt	1,000(5)	—	*	11,424	12,424
Amy DiGeso	156	—	*	11,424	11,580
Armando Pimentel, Jr.	2,650	—	*	1,037	3,687
Robert F. Sharpe, Jr.	18,325(5)	—	*	42,202	60,527
Brian T. Shea	3,179(5)	—	*	4,370	7,459
W. Edward Walter III	1,000(5)	—	*	5,715	6,715
Christopher J. Williams	200	—	*	11,421	11,621
James M. Cracchiolo	86,628	164,175	*	191,526	442,328
Walter S. Berman	379	71,137	*	58,134	129,651
William Davies	20,040	688	*	2,023	22,751
Joseph E. Sweeney	5,574	59,648	*	4,935	70,157
William F. Truscott	21,436(5)	96,283	*	7,559	125,278
All current directors and executive officers (16 individuals)	177,675	422,367	*	359,828	959,780
* Less than 1%.
Our executive officers and directors are prohibited from hedging against a decline in the value of the Ameriprise common stock they own. Executive officers are also prohibited from pledging their Ameriprise common stock in any manner, whether as collateral for a loan, in a margin account held at a broker, or otherwise. Our directors are permitted to pledge their Ameriprise common stock in this manner, provided that they first pre-clear the pledge with our corporate secretary or another Company lawyer. A pledge will not be approved if it is significant in relation to the average trading volume of our common stock for the five trading days immediately preceding the pre-clearance request.
The shares of common stock subject to a pledge will not be counted in determining the satisfaction of the equity ownership requirement then applicable to our outside directors.
Ameriprise Financial 2024 Proxy Statement | 38

(1) This column includes shares held in employee benefit plan accounts on February 26, 2024, as follows:
Name	Number of Shares in Plan Accounts
James M. Cracchiolo	1,695
Walter S. Berman	357
William Davies	—
Joseph E. Sweeney	291
William F. Truscott	302
All executive officers, including those named above	3,834
(2)
Executive officers hold restricted shares that we include in this column. The executive officer may vote the restricted shares, but may not sell or transfer them during the restricted period. These restrictions lapse over a period of years.

(3)
Based on information contained in a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2024, by The Vanguard Group which contained information as of December 31, 2023. The filing indicates that The Vanguard Group had shared voting power of 136,930 shares of common stock, sole dispositive power of 12,566,005 shares of common stock and shared dispositive power of 439,373 shares of common stock.

(4)
Based on information contained in a report on Schedule 13G/A filed with the Securities and Exchange Commission on January 25, 2024, by BlackRock, Inc. which contained information as of December 31, 2023. The filing indicates that BlackRock, Inc. had sole voting power of 7,547,750 shares of common stock, and sole dispositive power of 8,338,157 shares of common stock.

(5)	Includes shares beneficially held in a trust, joint account, individual retirement account, foundation, or limited liability company.
(6)	These are shares that the named executive officers have the right to acquire within 60 days of February 26, 2024, upon the exercise of stock options that they hold.
Ameriprise Financial 2024 Proxy Statement | 39

Item 2 —	To Approve the Amendment of the Company’s Amended and Restated Certificate of Incorporation to Allow for Exculpation of Officers as Permitted by Delaware law
The Board of Directors recommends a vote “FOR” the Amendment of the Company’s Amended and Restated Certificate of Incorporation. Proxies will be voted “FOR” the resolution unless otherwise specified:

RESOLVED, that the Company’s shareholders hereby approve the amendment of the Company’s Amended and Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law.

Effective August 1, 2022, the State of Delaware, which is the Company’s state of incorporation, enacted legislation that enables Delaware corporations to include a provision in their certificates of incorporation to limit or eliminate the liability of certain of their officers in limited circumstances, as permitted under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”). In light of this legislation, the Board of Directors recommends our shareholders approve an amendment to Article VI of the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) to provide that certain of our officers will not be liable to the Company or our shareholders for monetary damages for breach of the officer’s fiduciary duty, except to the extent such exemption from liability is not permitted under the DGCL. The Amendment also provides that if the DGCL is further amended to eliminate or limit the liability of officers, the liability of such officers will be limited or eliminated to the fullest extent permitted by law, as so amended. Currently, Article VI of the Company’s Amended and Restated Certificate of Incorporation provides for the exculpation of our directors but does not provide for exculpation of our officers. The following description is a summary only and is qualified in its entirety by reference to the text of the Amendment as set forth in Appendix B to this proxy statement.
Section 102(b)(7) of the DGCL permits exculpation of officers only for direct claims brought by shareholders alleging breaches of the fiduciary duty of care. Exculpation would not apply to liability for any derivative action by or in the right of the corporation. This means that our Board and shareholders may still bring claims on behalf of the corporation for a breach of duty of care against officers. Consistent with the exculpation of directors, exculpation of officers also would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The officers who would be covered by the proposed Amendment include any officer who, during the course of conduct alleged to be wrongful, (i) is or was the Company’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, or chief accounting officer; (ii) is or was identified in the Company’s public filings with the SEC as a named executive officer; or (iii) has, by written agreement with the Company, consented to being identified as an officer for purposes of service of process in Delaware.
In considering whether to propose the Amendment, the Board of Directors considered that the role of an officer, like the role of a director, requires time-sensitive decision-making on critical matters that will better reflect shareholders’ interests when officers are not under threat of personal financial liability from claims, actions or lawsuits that second guess such decisions on the basis of hindsight, especially in the current litigious environment. For more than 35 years, Section 102(b)(7) of the DGCL has permitted Delaware corporations to exculpate their directors from personal liability for monetary damages associated with breaches of the duty of care. This protection has been viewed as being necessary for the attraction and retention of qualified directors. The Board of Directors believes the proposed Amendment better aligns the protections available to the Company’s officers with those currently available to the Company’s directors, and this protection strikes an appropriate balance between our shareholders’ interest in accountability and their interest in the Company being able to continue to attract and retain top executive talent. For these reasons, and taking into account the limits on the types of claims for which officers’ liability would be exculpated, the Board of Directors determined that approval of the Amendment to allow for exculpation of certain of the Company’s officers is advisable and in the best interests of the Company and the shareholders.
If the shareholders approve the Amendment, it will become effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State, which the Company anticipates doing immediately following shareholder approval. Our Board reserves the right to elect to abandon the Amendment at any time before it becomes effective even if it is approved by the shareholders. Other than the replacement of the existing Article VI, the remainder of the Company’s Amended and Restated Certificate of Incorporation will remain unchanged after effectiveness of the Amendment. A copy of the proposed Amendment is included in the attached Appendix B to this proxy statement.
Ameriprise Financial 2024 Proxy Statement | 40

Item 3 —	To Approve the Compensation of the Named Executive Officers by a Nonbinding Advisory Vote
The Board of Directors recommends a vote “FOR” the following nonbinding advisory resolution. Proxies will be voted “FOR” the resolution unless otherwise specified:

RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure.

The Compensation and Benefits Committee will review the results of the vote on this proposal carefully with the aid of its independent compensation consultant. Depending upon the results of that review, the committee will take such action, if any, as it deems appropriate. Because this vote is advisory, it is not binding on us, our Board of Directors, or the Board’s Compensation and Benefits Committee. Also, a negative vote will not overrule decisions made by the Compensation and Benefits Committee.
Before you vote on this proposal, please read the Compensation and Benefits Committee Report on page 45 and the Compensation Discussion and Analysis beginning on page 46. The Compensation Discussion and Analysis contains important information about our executive compensation program. It also explains how and why the Compensation and Benefits Committee made specific decisions about the named executive officers’ compensation for their 2023 performance. The section of the Compensation Discussion and Analysis on page 49 describes the committee’s consideration of the results of the vote on this proposal at our 2023 Annual Meeting.
You should also review the tables that immediately follow the Compensation Discussion and Analysis, together with the related narrative disclosure and footnotes.
Ameriprise Financial 2024 Proxy Statement | 41

REPORT OF THE AUDIT AND
RISK COMMITTEE
The Audit and Risk Committee’s job is one of oversight as set forth in its charter. It is not the duty of the Audit and Risk Committee to prepare the Company’s consolidated financial statements, to plan or conduct audits or investigations or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s consolidated financial statements and for establishing and maintaining effective internal control over financial reporting. The Company’s management is also responsible for its assessment of the effectiveness of internal control over financial reporting. The independent registered public accounting firm is responsible for the audit of the Company’s consolidated financial statements and the audit of the effectiveness of the Company’s internal control over financial reporting. In addition, the independent registered public accounting firm is responsible for the audit of management’s assessment of the effectiveness of internal control over financial reporting.
In the performance of its oversight function, the Audit and Risk Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements. The Audit and Risk Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. In addition, the Audit and Risk Committee has received the written disclosures and the letter from its independent accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the Audit and Risk Committee concerning independence and has discussed with the independent accounting firm its independence.
The Audit and Risk Committee discussed with the Company’s general auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit and Risk Committee meets with the general auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. In addition, the Audit and Risk Committee meets with the chief executive officer and chief financial officer of the Company to discuss the Company’s control environment and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit and Risk Committee recommended to the Board of Directors, and the Board has approved, that the Company’s audited financial statements be included in the Company’s 2023 Annual Report to Shareholders and, for filing with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
Members of the Committee

Christopher J. Williams (Chair)	Dianne Neal Blixt	Armando Pimentel, Jr.	Brian T. Shea	W. Edward Walter III
Ameriprise Financial 2024 Proxy Statement | 42

Item 4 —	Ratification of Audit and Risk Committee’s Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2024
The Board of Directors recommends a vote “FOR” the following resolution. Proxies will be voted “FOR” the following resolution unless otherwise specified:

RESOLVED, that the Audit and Risk Committee of the Board of Directors’ appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the accounts of the Company and its subsidiaries for 2024 is ratified.

PricewaterhouseCoopers LLP was our independent accounting firm for the 2023 fiscal year and the Audit and Risk Committee has engaged the firm for our 2024 fiscal year. We disclose the fees paid to PricewaterhouseCoopers LLP for their services in our 2022 and 2023 fiscal years in this section. PricewaterhouseCoopers LLP has served as the Company’s external auditor since fiscal year 2011.
We provide important additional information about the Audit and Risk Committee’s oversight of PricewaterhouseCoopers LLP on page 24. We are asking shareholders to ratify the Audit and Risk Committee’s engagement of PricewaterhouseCoopers LLP, for 2024.
The members of the Audit and Risk Committee and the Board of Directors believe that the continued engagement of PricewaterhouseCoopers LLP as our independent registered public accounting firm is in the best interests of the Company and its shareholders. In the event the shareholders do not ratify the appointment, the Audit and Risk Committee will consider other accounting firms for 2024. The Audit and Risk Committee will be under no obligation, however, to appoint new independent auditors.
One or more representatives of PricewaterhouseCoopers LLP will be present at the meeting with the opportunity to make a statement if they desire to do so and will be available to respond to questions.
Independent Registered Public Accounting Firm Fees
The following presents the aggregate fees billed for professional services by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for the year beginning January 1, 2023, in fiscal year 2023, and for the year beginning January 1, 2022, in fiscal year 2022, for these various services:
Description of Fees	Fiscal Year 2023 Amount	Fiscal Year 2022 Amount
Audit Fees	$14,710,000	$12,062,000
Audit-Related Fees	4,095,000	5,499,000
Tax Fees	118,000	191,000
All Other Fees	70,000	23,000
Total	$18,993,000	$17,775,000
Audit Fees
The audit fees set forth above consist of fees for professional services during each fiscal year in connection with the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements.
Audit-Related Fees
The audit-related fees set forth above consist of fees for attest, assurance and related services that were reasonably related to the performance of the audit or review of the Company’s internal controls, including custody rule examinations, service organization control reports, comfort letters, employee benefit plan audits and agreed upon procedures engagements.
Tax Fees
The tax fees set forth above consist of fees for tax services performed during each fiscal year, including tax compliance, tax advice, and tax planning.
Ameriprise Financial 2024 Proxy Statement | 43

All Other Fees
All other fees set forth above consist of fees for miscellaneous advisory and consulting services other than audit, audit-related or tax services.
Services to Associated Organizations
PricewaterhouseCoopers provided other services to associated organizations of the Company. These amounts included $19,483,000 and $16,074,000 for services provided by PricewaterhouseCoopers in 2023 and 2022, respectively, primarily for performing audits and tax compliance services for mutual funds, collective funds and alternative investment funds.
Policy on Pre-Approval of Services Provided by Independent Registered Public Accounting Firm
Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the terms of the engagement of the Company’s independent registered public accounting firm are subject to the specific pre-approval of the Audit and Risk Committee. All audit and permitted non-audit services to be performed by the Company’s independent registered public accounting firm require pre-approval by the Audit and Risk Committee in accordance with pre-approval procedures established by the Audit and Risk Committee.
The procedures require all proposed engagements of the Company’s independent registered public accounting firm for services of any kind to be directed to the Company’s general auditor and then submitted for approval to the Audit and Risk Committee or to the Audit and Risk Committee chair prior to the beginning of any services. The Audit and Risk Committee has delegated such approval authority to its chair, to be exercised in the intervals between committee meetings.
In 2023, 100% of the services provided by PricewaterhouseCoopers for the Company and its subsidiaries were pre-approved by the Audit and Risk Committee or its chair.
Ameriprise Financial 2024 Proxy Statement | 44

COMPENSATION AND BENEFITS COMMITTEE REPORT
Dear Fellow Shareholders:
As members of the Compensation and Benefits Committee, we are responsible for ensuring that our executive compensation program:
•	Aligns with long-term interests of our shareholders;
•	Adheres to our pay-for-performance philosophy;
•	Attracts and retains a talented executive team; and
•	Thoughtfully incentivizes successful execution of our long-term strategy.
This year, Ameriprise delivered excellent financial and business results that reflected our ability to serve clients’ needs comprehensively, adapt to an uncertain and rapidly evolving market environment as well as consistently deliver a high-quality execution of our strategic priorities. Additionally, our leadership team maintained focus on engaging, developing and retaining our employees and advisors and serving our clients and supporting our communities. At the same time, our proven track record of outperformance with our strong foundation allowed us to continue to return capital to shareholders and reinvest in the business.
The Compensation and Benefits Committee applies a disciplined, quantitative and objective performance-based approach to executive compensation decisions, which are based on our performance assessment, consisting of both financial and strategic goals. Ameriprise’s performance measures and targets are set in line with business and strategic plans and assessed at year-end against those measures. The compensation program is structured to provide a balance of quantitative and qualitative assessments for our executives, well suited for the current environment. The Board and management team have prioritized creating an outstanding employee experience, which is essential to our long-term success. To ensure a direct alignment with compensation decisions, attracting, engaging and developing talent is a core component of the performance assessment.
Our Compensation Discussion and Analysis that follows highlights the disciplined performance-based approach that aligns to our strategy and is in the best interest of our shareholders and clients. Our executive compensation program has been developed and continues to be enhanced based on the competitive landscape across the industry as well as shareholder feedback. Shareholders approved our program at the 2023 Annual Meeting. Our committee is and will remain steadfast in maintaining an executive compensation program that is informed by ongoing dialogue with our shareholders and meets intended objectives.
The Compensation and Benefits Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions, the committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s 2023 Annual Report on Form 10-K.
Members of the Committee

Dianne Neal Blixt (Chair)	Amy DiGeso	Armando Pimentel, Jr.	Robert F. Sharpe, Jr.	W. Edward Walter III
Ameriprise Financial 2024 Proxy Statement | 45

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Pay for Performance Highlights
What to look for:	Where to find it:
Compensation program objectives	“Our Executive Compensation Structure & Pay Mix is Aligned to our Stakeholders” on page 49
NEO Pay determinations based on performance criteria that use weighted, pre-set objectives	“We Have a Disciplined, Quantitative and Objective Approach to Determining Compensation Awards” on page 49.
Financial performance is the highest weighted input for assessments	“2023 Company Financial and Business Assessment” on pages 50 to 54.
Disclosure of actual performance of historical incentive awards	“2023 Company Financial and Business Assessment” on pages 50 to 51 and “2021-2023 PSU Award Earnout (Granted Jan. 2021)” on page 62.
2023 Financial Performance Highlights

•	Set new highs for adjusted operating net revenue[1]	•	Generated double digit growth in assets under management and administration – increasing to $1.4 trillion
•	Achieved record growth in adjusted operating earnings and adjusted operating earnings per diluted share[1]	•	Expanded spread-based business growth driven by Ameriprise Bank and growth in cash products
•	Demonstrated strong growth in margin through business growth and proactive expense discipline to drive operating efficiencies	•	Consistently delivered a differentiated level of capital return to shareholders – over the past five years, reduced total share count 25 percent and increased dividend 50 percent
(1)
Net revenue, earnings, earnings per diluted share and ROE reflect adjusted operating results, excluding unlocking and AOCI. 2022 amounts have been restated to reflect the required adoption of the new GAAP reporting standard relating to Long-Duration Targeted Improvements (LDTI). This proxy statement also contains certain non-GAAP financial measures that management believes best reflect the underlying performance of our operations. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are on page A-1.

Ameriprise Financial 2024 Proxy Statement | 46

Our Compensation Philosophy, Program and Approach
We Have a Successful, Aligned and Performance-Based Executive
Compensation Philosophy
The strength, stability, and consistent success of Ameriprise over the last 19 years has been driven by the extraordinary leadership of our chairman and CEO and executive leadership team. Our approach to executive compensation has helped ensure we employ and retain extremely talented executives in the industry who have consistently delivered outstanding results for our clients, shareholders, financial advisors and employees.
We take a measured and thoughtful approach to executive compensation which is:
Aligned to Financial and Business Results	Competitive	Balanced	Responsive to Investor Feedback
Performance-based pay decisions are directly linked to the overall success of the Company’s financial and business assessment	Individual base salary, short-term cash and long-term incentive targets are informed by the competitive financial services industry	94% of our CEO executive pay is delivered in variable compensation – the majority in long-term incentive awards, including 3-year cliff-vested performance share units
Our executive compensation
structure is responsive to shareholder feedback, with
different performance measures
for the annual cash incentive
and long-term equity incentives
to ensure close alignment with shareholder interests

We Set Pay Targets and Determine Actual Pay in a Disciplined,
Measurement-Based and Highly Governed Annual Cycle
Determining executive pay is a disciplined annual process and a primary responsibility of the Compensation and Benefits Committee of the Board. Our process incorporates critical external and internal inputs to ensure balanced, objective and fair outcomes which are aligned with the best interest of our shareholders.

Ameriprise Financial 2024 Proxy Statement | 47

We Factor Several Critical Considerations into Our Pay Decisions
Ameriprise is led by a highly capable, collaborative, experienced team that has delivered sustained outperformance and strong results delivered to clients, shareholders and employees. Our thoughtful compensation approach takes into account:
•	Size, scope and complexity of our diversified financial services business
•	Compensation outcomes, approach and pay structures of our external Peer Group
•	Competitive labor market for experienced leadership talent in high-performing firms
•	Experience, impact, and capability of each executive
We Have an Experienced, Tenured, Results- and Values-Driven Leadership Team
•
Tenure & Experience of chairman and CEO – Our chairman and CEO has led the Company to consistently strong results since our spin-off 19 years ago. The average CEO tenure at S&P 500 companies is 7 years.

•
Tenure, Experience & Consistency of Executive Leadership Team – 40% of our current executive leadership team have led the Company’s success together as members of the executive leadership team since spin-off.

•	Extraordinary Results – Ameriprise has consistently delivered strong results for our clients, shareholders, and employees across market cycles.
•
Ameriprise has delivered the No. 1 total shareholder return in the S&P 500 Financials Index since our spin-off in 2005 through December 31, 2023, due to our optimal leadership structure and the demonstrative leadership of our CEO and executive leadership team.

Named Executive Officers
Our NEOs for 2023 are set forth in the table below.
James M. Cracchiolo Chairman and Chief Executive Officer Walter S. Berman Executive Vice President, Chief Financial Officer William F. Truscott Chief Executive Officer, Global Asset Management	Joseph E. Sweeney President, Advice & Wealth Management Products and Service Delivery William Davies Executive Vice President and Global Chief Investment Officer
Our Peer Group Reflects Our Complex, Diversified and Global Business
Ameriprise is a large, diversified business and a leader in Advice & Wealth Management, Asset Management and Retirement & Protection Solutions. The Compensation and Benefits Committee, along with its independent executive compensation consultant, Semler Brossy, review our external peer group on an annual basis. Our peer group continues to reflect the strategic transformation and complexity of our business, in addition to the select market in which we compete for executive talent.
Peer Group
Asset Management	Advice & Wealth Management	Retirement & Protection Solutions
BlackRock	Bank of New York Mellon	Aflac
The Carlyle Group	Charles Schwab	Lincoln Financial
Jefferies Financial Group	Morgan Stanley	Principal Financial
Invesco	Raymond James	Prudential Financial
T. Rowe Price	State Street
U.S. Bancorp
We Continue to be Thoughtful and Balanced in Determining CEO Target Pay
The Compensation and Benefits Committee engages with an external compensation consultant, Semler Brossy, to evaluate the competitive position of the Chairman and CEO as well as the other NEOs. On an annual basis, they provide detailed analysis and expert advice on our compensation position. Based on their analysis and advice, no changes were made to incentive target pay for our Chairman and CEO or any of the other NEOs for performance year 2023.
Ameriprise Financial 2024 Proxy Statement | 48

Shareholder Engagement on Executive Compensation
2023 Say on Pay Results. Our 2023 say on pay vote received positive support from shareholders owning approximately 82% of the shares voted. In developing the structure and amount of 2023 compensation as described in the Compensation and Discussion Analysis starting on page 46, the Compensation and Benefits Committee discussed and considered this level of support for our 2023 say on pay vote as well as feedback received from our engagement with shareholders.
Shareholder Engagement. As discussed on page 28, our ongoing shareholder engagement continues to be a priority and feedback received informs the actions of our Board and the Compensation and Benefits Committee. In 2023, executive and senior leaders, including, in certain cases, our Presiding Director, met with or heard from shareholders representing approximately one-third of outstanding shares to discuss governance and compensation-related matters. These shareholders expressed support of our Company’s overall strategy and approach for compensation for our named executive officers, acknowledging the sustained outperformance of our organization and strong alignment of our pay outcomes to shareholder results.
Our Executive Compensation Structure and Pay Mix is Aligned to Our Stakeholders
Our executive pay structure is aligned to our performance and our shareholders’ and clients’ interests with a significant portion of pay for all executives in variable or “at risk” compensation. Further, the majority of our incentive pay is delivered in long-term incentives, half of which are delivered in PSUs which are further deferred and payouts contingent upon 3-year adjusted return on equity, adjusted earnings per share and total shareholder return achievement.
Detailed elements of our structure include:

* Mr. Davies is excluded from the above chart. Since Mr. Davies is located in the U.K., the terms and composition of his compensation reflect the requirements of local regulations, including the UCITS V Remuneration Code (SYSC 19E) that came into effect in 2017 and the MIFIDPRU Remuneration Code (SYSC 19G) which came into effect in 2022, both of which fall under the Financial Conduct Authority (FCA).
We Have a Disciplined, Quantitative and Objective Approach to Determining Compensation Awards
The Compensation and Benefits Committee makes decisions on pay for the Chairman and CEO and other NEOs based on clearly established goals and metrics for both business unit performance outcomes and leadership impact.
Step 1:
Ratings: Financial Performance and Business and Strategic Performance Ratings of Ameriprise are used to determine the cash incentive pool by applying leverage in accordance with a predetermined scale (see pages 52-54 for details).

Step 2:	Evaluations: Each executive is evaluated based on performance and results from a Goal and Leadership perspective (see pages 55–61 for details).
Step 3:	Annual Cash Award: Each executive is awarded an annual cash bonus with leverage applied between 0-175% based on their rating outcome.
Step 4:
Long-Term Award: Each executive is separately awarded long-term incentive awards within a targeted range. Awards are based on their rating outcome. Inputs to ratings include: business results, leadership impact, long-term achievement and contribution to shareholder value creation.

Ameriprise Financial 2024 Proxy Statement | 49

2023 Financial and Strategic Business Assessment
Ameriprise has consistently delivered strong results for our clients, shareholders and employees across market cycles. In 2023, Ameriprise continued our track record of outperformance, with business and financial results exceeding our established targets. We generated record financial and strong business results that reflected our ability to serve clients’ needs comprehensively, execute against our strategic priorities, and make proactive changes to drive efficiencies and prudently manage our expense base. We also demonstrated consistent balance sheet strength and effective risk management while navigating a changing and uncertain environment and related changes to investor behavior.
Pre-established Performance Factors
The Compensation and Benefits Committee annually reviews the performance measures that align with our strategy and are appropriate for determining compensation based on the Company’s results. These metrics apply to each NEO for purposes of calculating their annual cash incentive award. In February 2023, the Committee established goals for financial metrics and business and strategic objectives for a range of incentive payouts based on the Company’s 2023 annual business plan. The goals for 2023 continue to provide for a 100% earnout for meeting the annual business plan, with upside and downside based on actual performance relative to plan.
This financial performance component assessment aligns to our five core shareholder performance measurements below.
Each financial and strategic business goal has pre-determined target levels of performance (set at “3” on a 5-point scale), with clearly established criteria for each goal assessment within the 1-5 scale (e.g., 1 = did not meet, 2 = met some, 3 = achieved expectations, 4 = exceeded expectations, 5 = distinguished). Actual performance is measured against each financial and strategic established target. In evaluating the performance goals at the end of each period, the Committee may adjust positively or negatively for certain factors that are unknown or uncontrollable, including changes in accounting principles, and for equity market performance and interest rates that are outside of pre-established ranges. For the 2023 performance period, the Committee adjusted for equity market performance above the pre-established ranges. In addition, the ROE target was set consistent with our strategy and historical levels and was further adjusted for impacts related to the required restatement of the Company’s financial statements due to the implementation of the Long-Duration Targeted Improvements (LDTI) accounting standard. As a result of the accounting change, the 2023 ROE target was lower than 2022 actual.

Ameriprise Financial 2024 Proxy Statement | 50

Balance Sheet (20%)

•  Strong Balance Sheet and Enterprise Risk Management (ERM) capabilities allowed us to successfully navigate an uncertain economic environment and meet our growth objectives while maintaining strong capital, liquidity, and collateral positioning, as well as to enable growth of Ameriprise Bank, FSB and Ameriprise Certificate Company

• Effective ERM framework integrated into our decision process
•  Returned $2.5 billion or approximately 80% of adjusted operating earnings to shareholders – 13th consecutive year of returning capital to shareholders at a differentiated rate, including raising our dividend 8% -- all while maintaining significant growth investments and excess capital of $1.5B

• High-quality, AA-rated investment portfolio
• Capitalized on higher interest rate environment to lock in strong interest earnings in the Bank and reposition a portion of our insurance company investment portfolio to enhance yield
• Executed sophisticated variable annuity hedging program with 95% effectiveness in 2023

Overall Weighted Assessment vs. Target
(1)
Figures above reflect adjusted operating results excluding unlocking that reflects the Company’s annual review of life insurance, annuity and long-term care valuation assumptions including model changes. Net revenue, earnings, earnings per share, and ROE reflect adjusted operating results, excluding unlocking and AOCI. 2022 actuals have been restated to reflect the adoption of LDTI. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are on page A-1.

Ameriprise Financial 2024 Proxy Statement | 51

Ameriprise Total Shareholder Return has Outperformed the S&P 500 Financials Index across 1-, 3- and 5-year Periods; No. 1 Returning Stock in the Index Since our Spin-Off in 2005*

Total Shareholder Return — September 30, 2005 – December 31, 2023

Ameriprise Financial
S&P 500 Financials Index
S&P 500 Index
1,600%
1,400%
1,200%
1,000%
800%
600%
400%
200%
0%
-200%
+1,441%
+458%
+131%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Source: Bloomberg
*	Ranking calculated based on members of the S&P 500 Financials Index as of September 30, 2005 that are still members as of December 31, 2023.
Business and Strategic Performance Measures and Assessment
The Business and Strategic Performance measures align to our five strategic focus areas and are designed to assess key non-financial accomplishments that contributed to the Company’s results during the year, consistent with our long-range plan. The Company establishes strategic targets and objectives at the beginning of the year for the Committee to evaluate performance against at the conclusion of the year.
In 2023, Ameriprise reinforced its reputation for growth by generating record financial and strong business results that exceeded our assessment metric targets. In addition, we continued to make significant investments in the business to support both short- and long-term growth objectives. Importantly, the Company made significant progress in achieving its long-term strategy while remaining committed to maintaining and enhancing our culture of performance, collaboration and care for our clients, employees and advisors, which is a key differentiator.
Ameriprise Performance % of Award Opportunity	Measurements	Overall Weighted Assessment

1.  Drive continued profitable growth in Advice & Wealth Management
2.  Navigate headwinds and drive growth and profitability in Global Asset Management
3.  Prudently grow and manage Retirement & Protection Solutions business
4. Re-engineer and invest for growth
5. Attract, engage, retain and develop talent
4.1 Exceeded Expectations
Ameriprise Financial 2024 Proxy Statement | 52

Performance Considerations for Each Component	Assessment
Drive continued profitable growth in Advice & Wealth Management (30%)

• Continued to successfully deliver and enhance our exceptional and differentiated client and advisor experience centered on advice	4.0 Exceeded Expectations
• Achieved strong net client growth, driven by effective delivery of the Ameriprise client experience
• Delivered strong growth in client assets to a record $901 billion
• Delivered strong and profitable growth with client flows of $53 billion
• Significantly grew cash business – Wealth Management cash balances increased 31% to $81.5 billion; Ameriprise Bank, FSB and certificate assets grew 28% to $37 billion
• Generated record advisor productivity at $916k in net revenue per advisor
•  Grew advisor base, reflecting strong advisor retention, experienced advisor recruiting, and establishing a new strategic partnership with Comerica, further strengthening our presence in the financial institutions channel

• Earned J.D. Power certification for fifth consecutive year for providing an “outstanding customer service experience” to our financial advisors who contact the Company by phone for assistance
Navigate headwinds and drive growth and profitability in Global Asset Management (15%)

• Successfully navigated ongoing global market volatility while executing the integration of BMO Financial Group’s EMEA business and maintaining a consistent focus on executing our strategies	3.0 Achieved Expectations
•  Generated competitive short- and longer-term investment performance, ending the year with 113 4- and 5-star Morningstar rated funds globally reflecting the breadth and strength of investment capabilities across equity, fixed income and asset allocation strategies

•  In a challenging risk-off market environment, drove institutional net inflows of $1.0 billion, excluding legacy insurance partner flows. Industry-wide pressure on retail flows remained, but redemptions improved. Overall, our retail flow rate was in line with other active peers.

• Increased advisor and institutional client engagement through personalized digital content, thought leadership and ongoing digital enhancements
Ameriprise Financial 2024 Proxy Statement | 53

Prudently grow and manage Retirement & Protection Solutions business (15%)

• Continued to deliver strong financial returns and free cash flow	4.0 Exceeded Expectations
• Successfully engaged Ameriprise advisors via our product solution framework
• Enhanced flagship products while maintaining strong profitability
• Achieved variable annuity cash sales of $4 billion, significantly improving sales results in a more volatile market
• Achieved strong life insurance sales momentum, with variable universal life sales increasing 11%
• Enhanced service, operations and systems to increase efficiency and ease of doing business
Re-engineer and invest for growth (15%)

• Continued to significantly invest in targeted areas to meet client needs and grow the business, including investing more than $240 million to support strategic priorities	4.3 Exceeded Expectations
• Continued to re-engineer and enhance operating models to drive greater efficiency and fund growth investments, including achieving more than $79 million in re-engineering expense savings
• Able to respond and adapt appropriately to evolving global regulatory landscape
Attract, engage, retain and develop talent (25%)

• Employee engagement remained strong, at 85% favorable in our annual survey, outperforming industry benchmarks against financial services peers and general industry firms	4.7 Exceeded Expectations
• Continued to achieve excellent retention of high-performing employees at 95%
•  Continued to manage our business responsibly and remained focused on the interests of all stakeholders – recognized for our DEI initiatives, as Best Employer for Diversity, and as a military-friendly employer and included in multiple FTSE4Good indices and the Disability Equality Index

•  Executed our philanthropic priorities and supported our communities through giving, volunteerism and non-profit engagement. Contributed $16.5 million in corporate donations, individual giving and gift matching and 63,000 volunteer hours in support of more than 7,800 nonprofits, supporting meeting basic needs, cultural enrichment and community vitality.

Overall Weighted Assessment vs. Target	4.1 Exceeded Expectations
We believe that disclosing the components and individual targets incorporated in the Balance Sheet Quality and the Business and Strategic Performance objectives would result in competitive harm to the Company. Such disclosure could provide our competitors with insight regarding confidential business strategies without meaningfully adding to our shareholders’ understanding of the metric. In addition, the components of the metric were presented to and cross validated by both the Audit and Risk Committee and the Board of Directors.
Based upon the Company’s performance against its pre-established performance criteria, the Company earned an overall score of “4.7 Distinguished,” which resulted in Annual Incentive Award funding at 167.5% of target. The actual award for our Chairman and CEO was equal to the formulaic funding level, while awards to our other NEOs were allocated in a zero-sum manner relative to the funding level after considering individual achievements, business unit performance, and other leadership factors.
Ameriprise Financial 2024 Proxy Statement | 54

2023 NEO Compensation and Performance Summary
Led by Mr. Cracchiolo, our executive team delivered outstanding results while navigating a changing and uncertain environment throughout the year. The annual cash and long-term awards provided to them reflect their consistency and ability to deliver exceptional performance for our stakeholders, including our shareholders.
Both the annual and long-term awards provided to Mr. Cracchiolo and other NEOs were calculated (on the Company’s 5-point rating scale) based on results achieved and according to the pre-established metrics and target level of performance for each financial and strategic business goal. Both the Annual Incentive Awards and Long-Term Incentive Awards are within target ranges determined by the Compensation and Benefits Committee.
Mr. Cracchiolo’s target incentive opportunity did not increase relative to his opportunity for the 2022 performance year. Similarly, his 2023 Long-Term Incentive Award value is unchanged year-over-year.
James M. Cracchiolo Chairman and Chief Executive Officer	2023 Compensation Decisions (thousands)
Responsibilities:
Mr. Cracchiolo is the Chairman and CEO of Ameriprise Financial. He sets the vision and strategy for the Company and ensures strong execution across our global organization to generate shareholder value.

He is also responsible for fostering effective board governance and defining and reinforcing our culture, talent, and organizational effectiveness.

	Base Salary	$1,250
	Annual Cash Incentive	$8,375
	Long-Term Incentive Award	$16,000
	Total Direct Compensation	$25,625[1]
(1)
Mr. Cracchiolo’s base salary increased from $1,025,000 to $1,250,000 effective on January 9, 2023. As disclosed in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2023 annual meeting of shareholders, filed on March 17, 2023, (the “2023 Proxy Statement”) during 2022 the CBC completed a detailed analysis of Mr. Cracchiolo’s total compensation target and determined that an increase to Mr. Cracchiolo’s base salary was both warranted and appropriate given Mr. Cracchiolo’s longstanding, exemplary leadership and results versus peers, his commitment to the firm and shareholders, the growing complexity of the business, the desire for his continued leadership of the firm, and recommended by the independent compensation consultant based on their annual review and comparison to our external peer group and market data. See page 59 of the 2023 Proxy Statement for further discussion on this determination. See also the “Summary Compensation Table” on page 67 for salary amount actually received in 2023.

Summary of 2023 Key Achievements and Compensation-Related Considerations
In an uncertain and rapidly evolving market environment, Mr. Cracchiolo provided exemplary and essential leadership and continued to drive the business forward through his vision and oversight of the Company’s strategy and execution. Ameriprise generated superior shareholder value in 2023 with significant financial and strong metric results, including Advice & Wealth Management delivering an outstanding year as the core growth driver of the diversified firm, complemented by the growth of Ameriprise Bank, FSB. Under Mr. Cracchiolo’s leadership, the Company continued its strong execution of the Retirement and Protection Solutions business while effectively navigating industry headwinds in Asset Management. In addition, he continued to reinforce the Company’s client-centric culture, strong employee engagement and organizational effectiveness while managing a complex operating environment, ensuring effective risk management and generating shareholder value.

Financial Performance
•  Set new highs for adjusted operating net revenue, earnings and earnings per diluted share, building off a record 2022 and reflecting successful navigation in a rapidly evolving market environment
•  In 2023, Ameriprise significantly outperformed the total shareholder return of peers and market indices – far outpacing the S&P 500 Financials Index
•  Our strong outperformance in 2023 was consistent with outperformance over many years and helped Ameriprise to achieve the No. 1 total shareholder return within the S&P 500 Financials Index since our spin-off in 2005 through December 31, 2023

Note: Targets reflect impacts associated with the market environment in 2023. In addition, the ROE target was set consistent with our strategy and historical levels and was further adjusted for impacts related to the required restatement of financial statements due to the implementation of the LDTI accounting standard, which were not determinable at the time the goal was set.
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Business and Strategic Performance
Led Company strategy and orchestrated execution to deliver strong results against our annual plan while advancing our long-term growth objectives:
•  Drove continued profitable growth and performance in Advice & Wealth Management by investing in and delivering our differentiated and elevated Ameriprise Client Experience to drive client engagement and goal-based advice, including record Wealth Management client net inflows of $53 billion. Continued to drive strong advisor productivity and grow the advisor base, including closing on the partnership with Comerica.
•  Deepened client relationships via banking and cash solutions and significantly grew Ameriprise Bank, FSB and certificate assets 28% to $37 billion
•  Continued to prudently grow the Retirement & Protection Solutions business while managing profitability, enhancing flagship products and activating operational efficiencies to deliver best-in-class service experience for clients and advisors
•  In Asset Management, successfully navigated challenging environment with a consistent focus on our executing our strategies, delivering strong 3-, 5- and 10-year investment performance, increasing client engagement, completing the BMO EMEA integration activities and ensuring disciplined expense management
•  Recognized with 113 four- and five-star Morningstar rated funds globally, reflecting the breadth and strength of our investment capabilities across equity, fixed income and asset allocation strategies
•  Delivered on large investment agenda and re-invested more than $240 million to advance our capabilities and value proposition to drive future growth
•  Demonstrated excellent balance sheet fundamentals, including differentiated capital return, strong liquidity and excess capital, effective hedging in a dynamic market environment, and a high-quality investment portfolio
Fostered innovation, executional excellence and organizational effectiveness through a performance-driven culture focused on care, collaboration and inclusion:
•  Excellent employee engagement of 85% - consistently outperform industry peers and benchmarks
•  Strong high-performer retention rate of 95% and a comprehensive peer-based recognition program
•  Achieved a score of 85% in 2023 from our updated Inclusion Index from our engagement survey, that exceeds the industry benchmark. Included in the 2023 Bloomberg Gender Equality Index and earned the Forbes 2023 Best Employer for Diversity Award.
•  Sustained our legacy in community giving, volunteerism and nonprofit engagement. Together with our people, Ameriprise contributed $16.5 million in corporate donations, individual giving and gift matching, and 63,000 volunteer hours in support of more than 7,800 nonprofits.
Managed our business responsibly:
•  Advanced our Corporate Social Responsibility reporting with a focus on strong governance in coordination with the Ameriprise Board of Directors, including continuing to enhance our processes, disclosures and controls of sustainability data and information
•  Earned competitive sustainability ratings and rankings from third-party research firms and other outlets, including MSCI and ISS, as well as being included in 2023 Bloomberg Gender Equality Index and multiple FTSE4Good indices

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Demonstrated longstanding dedication and commitment as a leader of Ameriprise Financial:
•  Consistency and continuity of leadership, leading our firm for 24 years as chief executive officer
•  Provided differentiated leadership by fostering a culture of critical thinking, collaboration, innovation and organizational effectiveness to ensure the Company continues to evolve and adjust to meet and exceed client needs and differentiate amongst competitors
•  Assembled and motivated experienced and long-tenured management team to navigate global complexities, drive results and shared accountability through trusted relationships
Achieved excellent recognition for our strong performance in serving clients, shareholders and employees:
•  Voted #1 among wealth managers in Kiplinger Readers’ Choice Awards, 2023
•  Ranked as one of top three brands among Financial Services firms for Customer Trust – according to Forrester’s 2023 U.S. Customer Trust Index
•  Recognized by J.D. Power for “outstanding customer service experience” for phone support for advisors, fifth consecutive year
•  Named one of America’s 2023 Most Responsible Companies by Newsweek
•  Recognized among the best-managed companies of 2023 on the Wall Street Journal Management Top 250 list

Ameriprise Financial 2024 Proxy Statement | 57

Walter S. Berman Executive Vice President, Chief Financial Officer	2023 Compensation Decisions (thousands)
Responsibilities:
Mr. Berman is responsible for generating measurable growth and improvements to the Company’s shareholder value through initiatives that mitigate operational and strategic risk, free up capital, and optimize the balance sheet and ERM process. He provides the financial community with a thorough understanding of our business and helps ensure the integrity of our data and reporting.

	Base Salary	$675
	Annual Cash Incentive	$3,230
	Long-Term Incentive Award	$4,500
	Total Direct Compensation	$8,405
Summary of 2023 Key Achievements and Compensation- Related Considerations
Provided outstanding leadership and financial stewardship as chief financial officer, which contributed to Ameriprise exceeding all financial objectives, including achieving record adjusted operating revenue, earnings and earnings per diluted share, with return on equity of 49.7%, while ensuring excellent balance sheet fundamentals, proactive expense discipline and enterprise risk management

Assessment Metric Results	• Set new highs for adjusted operating net revenue, earnings and earnings per share, building off a record 2022 and reflecting successful navigation of the operating environment and market dynamics
• Strong results from integrated and complementary business model with fee-based strength and growing spread-based revenue reflecting strategic investments, including in banking and certificates
• Strong Balance Sheet and Enterprise Risk Management resulting in:
- Proactively maintained strong liquidity and capital to support business growth and navigated bank stress environment
- Continued strong free cash flow generation across integrated model
- Strong excess capital position of $1.5 billion
- Returned $2.5 billion or approximately 80% of adjusted operating earnings to shareholders
- Repositioned our high-quality, AA-rated investment portfolio
- Effective hedging program during a period of heightened volatility
- Successfully navigated significant regulatory, rating agency, and accounting changes
• Invested more than $240 million to support business growth, partially funded by our re-engineering strength and prudent expense management
• Partnered with all business units and staff functions to set targets and build strong plans with comprehensive measurement to ensure organic growth and expense discipline
Business and Strategic Performance	• In conjunction with business leaders, executed on strategic actions which enhanced the Company’s business mix:
- Delivered strong growth and performance of Advice & Wealth Management across segment financials, including record client flows and advisor productivity
- Significantly grew Ameriprise Bank, FSB and certificate assets by 28% to $37 billion that delivered excellent financial results in higher interest rate environment

  - In response to changing environment, continued to strategically reposition the Retirement & Protection business taking key actions to further de-risk the business, reduce balance sheet requirements and increase shareholder value

• Led re-engineering and operational efficiency efforts across the firm delivering results of $79 million in expense savings, exceeding objectives by over $19 million
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William F. Truscott Chief Executive Officer, Global Asset Management	2023 Compensation Decisions (thousands)
Responsibilities:
Mr. Truscott is the CEO for Global Asset Management - leading our global asset management business that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

	Base Salary	$675
	Annual Cash Incentive	$2,700
	Long-Term Incentive Award	$3,625
	Total Direct Compensation	$7,000
Summary of 2023 Key Achievements and Compensation- Related Considerations
Provided comprehensive and consistent leadership for the Company’s global asset management business while optimizing and evolving the operating model in a challenging environment. Continued focus on serving clients’ needs, executing our strategies, delivering strong investment performance while executing on the integration of a transformative strategic acquisition.

Assessment Metric Results
•  Increased AUM 9% during a period with challenged industry headwinds and a mixed market environment with positive equity markets, mixed fixed income markets and elevated geopolitical risk throughout the year

•  In a challenging risk-off market environment, drove institutional net inflows of $1.0 billion, excluding legacy insurance partner flows. Industry-wide pressure on retail flows remained, but redemptions improved. Overall, our retail flow rate was in line with other active peers.

•  Drove global transformation efforts for Columbia Threadneedle Investments resulting in substantial cost savings, further simplification of the business, and increased automation and maximized our geographic footprint to further improve efficiency

• In partnership with Mr. Davies, delivered competitive longer-term investment performance over 3-, 5- and 10-year time periods, with improving 1-year performance after a challenging 2022

•  As part of the BMO EMEA integration, continuing to incorporate financially material ESG factors alongside our traditional fundamental analysis as part of our focus on research intensity. Further strengthened our range of Responsible Investing strategies in EMEA to meet retail and institutional client demand.

• Investment teams received industry recognition for investment performance:
- 113 funds globally across Columbia Threadneedle Investments earning an overall Morningstar Rating of 4 or 5 stars
- Received 20+ Refinitiv Lipper Fund awards globally in 2023
- Professional Pensions U.K. Pensions Awards – 25 Years of Excellence in Investment Management
Business and Strategic Performance	• Columbia Threadneedle is a global player with a strong reputation as an active manager grounded in research intensity

•  Continued the strategic integration of BMO EMEA business, including transitioning front office for a unified investment capability and harmonization of all benefits, compensation plans and policies and procedures

• Strengthened global solutions and alternatives capabilities
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Joseph E. Sweeney President, Advice & Wealth Management Products & Service Delivery	2023 Compensation Decisions (thousands)
Responsibilities:
Mr. Sweeney is responsible for the firm’s brokerage, managed products, retail retirement products, Federal Savings Bank, cash & certificates, personal trust, credit card & lending products, supervision & risk mitigation, service delivery and clearing operations, the Advisor Center and India operations.

	Base Salary	$600
	Annual Cash Incentive	$2,040
	Long-Term Incentive Award	$2,575
	Total Direct Compensation	$5,215
Summary of 2023 Key Achievements and Compensation- Related Considerations
In partnership with his Advice & Wealth Management executive colleagues, delivered excellent results that demonstrated significant ongoing and year-over-year improvement and a broad leadership mandate. This was achieved through an ongoing growth and improvement mindset, ensuring a robust suite of solutions to meet a variety of client needs, withstand changing markets and meet shareowner expectations. Operationally, he provides strategic leadership to monitor and adjust to the evolving regulatory environment and co-leads efforts to build operational efficiencies through intelligent automation.

Assessment Metric Results	• Drove profitable growth with record client flows of $53 billion, demonstrating the strength of our client experience, solutions and capabilities
• Significantly grew Ameriprise Bank, FSB and certificate assets to $37 billion, delivering excellent financial results in higher interest rate environment
• Achieved record advisor productivity with excellent advisor retention and high satisfaction
• Grew total advisor base, including closing on partnership with Comerica, reflecting the strength of our differentiated advisor value proposition
Business and Strategic Performance	• Further strengthened Wealth Management solution set and exercised effective leadership as a part of a multi-year development strategy to meet the evolving needs of our advisors and clients
• Implemented digital platform for our alternatives business to improve client and advisor experience
• Exercised effective leadership of key product initiatives to deepen advisor and client relationships
• Delivered strong governance contributions as a member of multiple domestic subsidiary boards of directors
• Led business growth of Ameriprise Bank, FSB through introduction of new products, including Ameriprise Bank savings account and Ameriprise brokered certificates of deposit
• Increased Ameriprise Bank, FSB assets 19% to $23 billion; generating strong spread revenue
• Maintained solid bank balance sheet, with strong asset credit quality and good liquidity

•  Continued to lead our Advice & Wealth Management service and operations team maintaining strong client satisfaction of 4.9 out of 5 stars; recognized for our strong reputation, leading customer service and personal advice experience

• Co-led automation and robotics efforts to enhance risk management, improve accuracy, achieve significant operating efficiencies and improve the employee experience
• Achieved fifth consecutive year of J.D. Power certification and recognition for providing “An Outstanding Customer Service Experience” for phone support for advisors
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William Davies* Executive Vice President and Global Chief Investment Officer	2023 Compensation Decisions (thousands)
Responsibilities:
Mr. Davies plays a key role in shaping Columbia Threadneedle’s global investment capability, including its well-established and highly successful investment process based on collaboration across asset classes, research intensity and independent oversight to foster continuous improvement.

	Base Salary	$829
	Annual Cash Incentive	$2,061
	Long-Term Incentive Award	$883
	Total Direct Compensation	$3,773
* Mr. Davies is based in the U.K. and his fixed compensation is comprised of salary (£350,000) and his fixed allowance (£300,000), which was payable in equal monthly installments. His annual cash incentive amount is comprised of his variable compensation in addition to his deferred variable compensation that is invested in Threadneedle Fund Deferrals.
Mr. Davies is compensated in Great British Pounds (GBP) which is converted into U.S. dollars (USD) for disclosure in this table. For purposes of this table, the spot exchange rate on December 31, 2023 ($1.27465) was used to convert GBP into USD.
Summary of 2023 Key Achievements and Compensation- Related Considerations
In partnership with his global leadership team, delivered strong and stable results that focused on the growth of the core business while diversifying our book, continuing integration progress, navigating volatility to deliver strong investment performance for clients.

Assessment Metric Results	• Delivered competitive longer-term investment performance over 3-, 5- and 10-year time periods, with improving 1-year performance after a challenging 2022
• Investment teams received recognition for investment performance
- 113 funds across Columbia Threadneedle Investments earning an overall Morningstar Rating of 4 or 5 stars
- Received 20+ Refinitiv Lipper awards globally in 2023

•  In a challenging risk-off market environment, partnered with institutional sales teams to drive institutional net inflows of $1.0 billion, excluding legacy insurance partner flows. Industry-wide pressure on retail flows remained, but redemptions improved. Overall, our retail flow rate was in line with other active peers.

Business and Strategic Performance	• Provided strong, innovative investment leadership to our global asset management business

•  Continued to lead the integration of BMO EMEA business, including transitioning front office for a unified investment capability and harmonization of all benefits, compensation plans and policies and procedures

• Continued emphasis on research intensity to further embed data science and dedicated research capabilities within investment team culture and drive differentiation of performance

•  Advanced Responsible Investment (RI): Completed active ownership policy framework and training, aligned on messaging, engaged RI team in 200+ client interactions and implemented OEIC and SICAV product changes

• Conducted ongoing investment consultancy and oversight analysis to navigate performance challenges, which lead to improved fixed income performance
• Major equity franchise strategies, such as Dividend Income, Contrarian Core, and U.K. Equity Income, performed strong relative to peers
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PSU Program
The PSU program is a three-year, cliff-vested, compensation program that incentivizes senior leadership to achieve sustained levels of strong financial results, which are directly aligned to the long-term wealth creation of our clients and shareholders. Performance goals are set at the beginning of each three-year period for average return on equity and the earnings per share compound annual growth rate. PSU awards granted in February 2023 (to be paid in February 2026) used the same metrics, leverage, weighting and modifier structure as the 2021-2023 PSU awards with new performance goals set for the period.
2021-2023 PSU Award Earnout (Granted Jan. 2021)
The table below includes the return on equity and earnings per share goals and how they correlate to target and maximum award payouts. Results in between those points are interpolated. Actual performance resulted in the awards being earned at 150% of target before application of the total shareholder return modifier.
Award Leverage	Average Return on Equity	Earnings Per Share Compound Annual Growth Rate
2021-2023 Actual (excluding Unlocking)	49.7%	20.6%
Maximum (150%)	44.3% or above	16.6% or above
Target (100%)	42.3%	12.6%
Performance Rating (pre-TSR modifier)	150%	150%
The PSU Awards granted in January 2021 (to be paid in February 2024) have a payout of 150% of target based on return on equity and earnings per share performance, with a total shareholder return modifier of up to 25 percentage points. The total shareholder return modifier will either increase or decrease the leverage for a total maximum payout of 175% of target, if achieved. For each percentile Ameriprise is above or below median of the TSR of the S&P 500 Financials, the leverage is increased or decreased by 1 percentage point, with an impact of no more than 25 percentage points. Ameriprise’s total shareholder return performance for the 2021-2023 period ranked 1 out of 61 firms in the S&P 500 Financials index1 or 48 percentage points above median, resulting in +25% TSR adjustment and a total payout of 175%.
Similar to our incentive awards, in evaluating the performance goals at the end of each period, the committee may positively or negatively adjust for certain approved predefined factors that were unknown or uncontrollable at the time goals were set, including changes in accounting principles, and for equity market performance and interest rates that are outside of pre-established ranges. For the 2021-2023 period, the committee adjusted for equity market performance and interest rates outside of pre-established ranges. In addition, targets were adjusted for impacts related to the restatement of the Company’s financial statements due to the new required LDTI accounting standard, effective January 1, 2023.
(1)	Source: Bloomberg - 12/31/2020 to 12/31/2023
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Compensation Policies and Practices
Compensation Governance Practices
We are committed to ensuring that our executive compensation program and practices reflect principles of good governance as demonstrated by the following key aspects comprising our program and by those practices in which we do not engage.
What We Do	What We Don’t Do
  Incorporate sound risk management and risk avoidance in our incentive plan design
  Robust stock ownership guidelines (10x base salary for CEO and 4x for other NEOs) and requirement for executives to hold a significant portion of stock once vested
  Require a “double trigger” to vest in long-term awards following a change in control
  Regularly review the governance of our programs and make revisions to align with market best practices
  Majority of NEO pay is performance based (94% for CEO, 88% for other NEOs)
  94% of CEO compensation is at risk; 69% of incentives are long-term
  Substantive shareholder engagement program to seek and incorporate feedback
  Clawback policies include recovery triggers for certain material noncompliance with any financial reporting requirement and for material misconduct
  Half of equity awards granted as performance shares, with vesting contingent on further three-year performance period

   No employment agreements*
   No gross-ups for potential excise taxes
   No repricing of stock options without shareholder approval
   No hedging against the decline in the value of our stock or pledging our stock as security for a loan
   No special executive retirement arrangements
   No perquisite allowance (eliminated in 2019)

*	Employee agreements are not in place for any executive, except where required by the local regulations (e.g., U.K.).
Stock Ownership and Retention Guidelines
The committee has established and maintains stock ownership and retention guidelines for our senior leaders to align their interest more closely with the long-term interests of our shareholders. We believe this commitment to stock ownership will continue to play a significant role in driving our success and creating long-term value.
Executive	Guideline	Actual FY End Ownership
CEO	10 times base salary	$94.0 million (75.2 times base salary)
Other NEOs	4 times base salary	$10.2 million (16.6 times base salary, on average)
The shares that count towards this ownership guideline include shares owned directly and shares or phantom stock units held in qualified or nonqualified plans. Shares underlying outstanding stock options, unearned PSUs as well as unvested RSUs do not count towards the ownership guideline.
To ensure achievement of the ownership goals, executive officers who have not yet attained the required level of ownership must retain 75% of any stock received upon vesting or upon exercise of stock options (net of shares withheld for taxes or exercise costs) until the ownership guideline is attained.
Clawback Policy
In 2023, in response to the recently adopted New York Stock Exchange listing rules, the committee approved a new clawback policy that provides, if Ameriprise is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, Ameriprise must (with limited exceptions) recover from any current or former Section 16 officer’s incentive-based compensation that was erroneously granted, earned or vested during the three years before the date such restatement was required. The new policy is effective for incentive compensation received on or after October 2, 2023.
In addition, in 2019, in response to shareholder feedback, the committee approved a clawback provision that covers the entire Executive Leadership Team and gives the committee the authority to recoup incentive compensation if the executive is found to have engaged in certain types of material misconduct, in addition to certain cases involving an accounting restatement. The new provision is effective for incentive awards made on or after January 1, 2020.
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Hedging Policy
We prohibit executive officers, directors and management employees from entering into any agreement or transaction involving a hedge against a decline in the value of our securities, including short sales, forward sales, equity swaps and other derivative transactions; provided that the use of exchange funds that calculate their return based on all of the securities in the exchange fund’s portfolio and that make payments on a pro-rata basis to all holders is not prohibited.
Post-Employment Compensation and Benefits
We do not enter into individual employment, severance or change in control agreements with our NEOs, except where required by the local regulations or practices (e.g., Mr. Davies’ terms of employment reflect applicable legal requirements and practice in the U.K.). Instead, the rights of our NEOs to post-employment compensation and benefits are covered by our compensation and benefit plans. Under this plan approach, the post-employment compensation and benefits of our U.S.-based NEOs are established uniformly and separately from the other compensation elements.
Our use of a plan approach provides many benefits when compared to entering into individual employment agreements with each NEO. In most instances, this method ensures consistent terms and provisions and allows us the flexibility to amend or change our practices in response to market trends and best practices. As part of the committee’s ongoing review of the Company’s programs, the committee’s independent consultant reviews our post-employment provisions on an annual basis.
Under our U.S. Senior Executive Severance Plan, severance benefits may become payable only in the event of certain involuntary terminations or if an executive is involuntarily or constructively terminated within two years following a change in control. We offer severance benefits upon certain limited involuntary terminations outside the executive officer’s control because we believe that the severance benefits provide income continuity, which results in greater management stability and minimized turnover.
Additionally, we have provisions designed to ensure that executives’ interests remain aligned with the interests of shareholders should a change in control occur. We believe that this “double trigger” requirement for qualifying terminations following a change in control maximizes shareholder value because it ensures our NEOs do not receive an unintended windfall by receiving a severance payment while maintaining their positions following a change in control.
Additional information regarding each element of our post-employment provisions, as well as detailed information on these benefits and the value of potential payments that our NEOs would receive in various scenarios, is provided in the section Potential Payments Upon Termination or Change of Control for Named Executive Officers, beginning on page 74.
Risk and Incentive Compensation
The committee is responsible for oversight of our incentive compensation arrangements, including their alignment with sound risk management, long-term value creation, and compliance with applicable regulations. Management, including representatives from each of our material businesses, as well as our human resources, finance, internal audit and legal departments, conduct an annual internal review of our executive and non-executive incentive compensation programs, policies and practices. Among other factors, the team reviews and discusses: the various design features and characteristics of Company-wide compensation policies and programs as well as those at the business unit level; the performance measures at the Company and business unit levels; and approval mechanisms of all incentive programs for all employees. The team’s objective is to determine whether any of these policies or programs could create risks that are reasonably likely to have a material adverse effect on the Company. The results of this assessment are shared with the Compensation and Benefits Committee each year.
As we do every year, the committee and management reviewed and discussed the structure of the Company’s compensation programs and practices and whether they are reasonably likely to have an adverse material effect on the Company. Following its conversations with management and Semler Brossy, its independent compensation consultant, the committee concluded that our incentive compensation arrangements and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
The committee reached this conclusion after considering a number of features of our incentive compensation structure that are designed to mitigate risk, including but not limited to:
•
Our use of a variety of compensation vehicles that provide a balance of long- and short-term incentives with fixed and variable features, with an emphasis on long-term performance (except for certain sales and sales management positions, whose competitive pay framework is more heavily short-term and where business controls are present to moderate risk);

•	Our performance goals that we believe are appropriate in light of past performance and market conditions;
•	Our budgeting and internal controls and procedures are sufficient to prevent the manipulation of performance results to enhance payments under incentive compensation arrangements;
•
Our stock ownership and retention guidelines for our senior leaders that call for significant stock ownership and align the interests of our senior leaders with the long-term interests of our shareholders;

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•
Our clawback policy for current or former Section 16 officers requires Ameriprise to recover (with limited exceptions) incentive-based compensation that was erroneously granted, earned or vested during the three years before the date such restatement was required.

•
Our additional clawback policy for the Executive Leadership Team, which specifies the circumstances under which the committee may exercise its discretion, to the extent permitted by law, to seek the reimbursement or forfeiture of certain cash or equity awards granted;

•	Our CEO retains the discretion to adjust plans (other than those for our NEOs) throughout the year in response to changing business conditions or unexpected events; and
•	Our policy prohibiting our directors and management employees from hedging against a decline in the value of our stock.
Also at the request of the Compensation and Benefits Committee and consistent with our annual processes, its independent compensation consultant conducted a risk review and assessment of the Company’s executive compensation program in which the NEOs participate. In completing this review, the consultant considered such factors as: mix of total compensation; weighted performance metrics; equity incentive grant types and design; stock ownership guidelines; clawback policies; and performance assessment processes, among others.
The committee determined, taking into account the consultant’s review, the discussions with management and the report provided by management that our executive compensation program includes numerous risk-mitigating factors and does not contain features that induce imprudent risk taking.
Equity Grant Practices and Procedures
The committee has adopted a Long-Term Incentive Awards Policy that details the policies and procedures we use to grant stock options, RSUs, PSUs and other share-based awards. The policy covers, among other topics: who has the authority to make grants; when grants may be made and when they become effective; required documentation; and our policy for making grants when the committee or our CEO is aware of material nonpublic information about us or our securities. A copy of this policy is available on our website on the Corporate Governance page at ir.ameriprise.com. That site also includes an expected schedule of equity award grant dates for 2024 and we plan to update for future years’ grant date schedules. The committee adopted the policy to document in one place the practices and procedures to be followed in making equity grants, and to provide transparency to our shareholders concerning our grant practices.
The committee does not consider gains or losses from long-term and equity incentive awards made in prior years, such as stock option exercises and RSU vesting, in determining new incentive awards. The committee believes that reducing or limiting current stock option grants, RSUs or other forms of compensation because of prior gains realized by an executive officer would unfairly penalize the officer for high past performance and reduce the motivation for continued high achievement.
Other Considerations
Our incentive compensation programs have historically been designed and administered in a manner generally intended to preserve federal income tax deductions. However, the committee considers the tax and accounting consequences of using various forms of compensation and retains the discretion to pay compensation that is not tax deductible or could have adverse accounting consequences for the Company.
Accounting rules govern how to value stock and option awards as of the date of grant, and when those awards are to be recognized as compensation expense. Under the current accounting standard, we calculate the full grant date value of awards using a variety of assumptions. This calculation is performed for accounting purposes, as an executive officer may never realize any value from the award. This may happen when the value of a share of stock subject to an option falls below the exercise price of the option and remains below the exercise price, rendering the option worthless to the executive. In the case of such options, we recognize accounting expense even though the executive officer may never realize any value from the options.
Ameriprise Financial 2024 Proxy Statement | 65

Supplemental Total Direct Compensation Table
The Securities and Exchange Commission’s rule for when equity awards are reported in the Summary Compensation Table results in a one-year lag between the time the equity awards are granted and when they are reported. As a result of the time lag, the equity awards granted in 2024 will not appear in the Summary Compensation Table (see page 67) until our 2025 Annual Meeting proxy statement. We believe that the supplemental table below more clearly reflects our pay-for-performance philosophy and the compensation decisions made by the Compensation and Benefits Committee for the chief executive officer and the other named executive officers for each performance year shown.
	Performance Year	Salary ($)	Annual Cash Incentive Awards ($)	Long-Term Incentive Awards(1) ($)	Total Direct Compensation ($)
James M. Cracchiolo(2) Chairman and Chief Executive Officer	2023	1,250,000	8,375,000	16,000,000	25,625,000
	2022	1,025,000	8,125,000	16,000,000	25,150,000
	2021	1,025,000	6,772,500	13,000,000	20,797,500
Walter S. Berman Executive Vice President, Chief Financial Officer	2023	675,000	3,230,000	4,500,000	8,405,000
	2022	675,000	3,088,000	4,500,000	8,263,000
	2021	675,000	3,325,000	4,500,000	8,500,000
William F. Truscott Chief Executive Officer, Global Asset Management	2023	675,000	2,700,000	3,625,000	7,000,000
	2022	675,000	2,610,000	3,900,000	7,185,000
	2021	675,000	3,060,000	3,750,000	7,485,000
Joseph E. Sweeney President, Advice & Wealth Management Products and Service Delivery	2023	600,000	2,040,000	2,575,000	5,215,000
	2022	600,000	1,950,000	2,500,000	5,050,000
	2021	594,249	1,785,000	2,200,000	4,579,249
William Davies(3) Executive Vice President and Global Chief Investment Officer	2023	828,523	2,061,109	883,332	3,772,964
	2022	785,817	2,039,499	874,071	3,699,387
(1)	This column shows the grant date fair value for stock options and restricted stock awards and the target value as of the grant date for Performance Share Units (PSUs).
(2)	Mr. Cracchiolo’s base salary increased from $1,025,000 to $1,250,000 effective on January 9, 2023. See the “Summary Compensation Table” for salary amount actually received in 2023.
(3)
Mr. Davies’ fixed compensation is comprised of salary (£350,000) and his fixed allowance (£300,000), which were payable in equal monthly installments. His annual cash incentive amount is comprised of three components: £462,000 paid in cash in February 2024; £462,000 delivered in fully vested fund-linked units with a six-month holding period and delivered in cash in August 2024; and £693,000 invested into Threadneedle Fund Deferrals, fund-linked instruments vesting in five equal parts at 12, 24, 36, 42 and 54 months from the date of grant and subject to a six-month holding period between vesting and delivery in cash.

Mr. Davies is compensated in GBP, which is converted into USD for disclosure in this table. For purposes of this table, the spot exchange rate on December 31, 2023 ($1.27465) and December 31, 2022 ($1.20895) was used to convert GBP into USD.
Compensation for Mr. Davies is provided only for 2023 and 2022 because he was not an NEO for 2021.
Ameriprise Financial 2024 Proxy Statement | 66

COMPENSATION TABLES
Summary Compensation Table
The following table contains compensation information for our chief executive officer, chief financial officer, and the three other executive officers who were the most highly compensated for the year ended December 31, 2023.
Name & Principal Position	Year	Salary ($)	Stock Awards ($)[1]	Option Awards ($)[1]	Non-Equity Incentive Plan Compensation ($)[2]	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)[3]	All Other Compensation ($)[4]	Total ($)
James M. Cracchiolo Chairman and Chief Executive Officer	2023	1,241,364	4,640,000	3,360,000	8,375,000	1,936,713	824,954	28,378,031
			8,000,000
	2022	1,025,000	3,770,000	2,730,000	8,125,000	—	697,623	22,847,623
			6,500,000
	2021	1,025,000	3,509,000	2,541,000	6,772,500	654,992	676,972	21,229,464
			6,050,000
Walter S. Berman Executive Vice President, Chief Financial Officer	2023	675,000	1,215,000	1,035,000	3,230,000	875,241	183,298	9,463,539
			2,250,000
	2022	675,000	1,215,000	1,035,000	3,088,000	342,506	177,393	8,782,899
			2,250,000
	2021	675,000	1,312,000	1,125,000	3,325,000	647,005	185,302	9,705,307
			2,436,000
William F. Truscott Chief Executive Officer, Global Asset Management	2023	675,000	1,053,000	897,000	2,700,000	477,715	180,672	7,933,387
			1,950,000
	2022	675,000	1,012,500	862,500	2,610,000	—	224,771	7,259,771
			1,875,000
	2021	675,000	1,034,000	886,000	3,060,000	124,092	177,372	7,875,464
			1,919,000
Joseph E. Sweeney President, Advice & Wealth Management Products and Service Delivery	2023	600,000	675,000	575,000	2,040,000	464,998	121,184	5,726,182
			1,250,000
	2022	600,000	594,000	506,000	1,950,000	—	113,917	4,863,917
			1,100,000
	2021	594,249	640,000	549,000	1,785,000	145,007	104,269	5,005,525
			1,188,000
William Davies(5) Executive Vice President Global Chief Investment Officer	2023	828,523	241,963	206,116	2,061,109	349,305	31,504	4,166,599
			448,079
	2022	785,817	813,390	—	2,039,499	—	26,048	3,664,754
			—
(1)
The numbers in these columns are not the grant date fair value of restricted stock awards, performance share units (PSUs), and stock options awarded to the named executive officer for 2023 performance. These amounts represent the grant date fair value of restricted stock awards, PSUs, and stock options for 2022 performance, but granted on January 27, 2023. For 2023, there are two amounts listed in the stock awards column. The top number is the restricted stock award earned for 2022. The bottom number is the PSU award granted at target for 2022. The actual number of PSUs that will be earned at the vesting date is dependent upon future Company performance and the PSU awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down 25 percentage points.

•
The Company calculates the grant date fair value of restricted stock awards, PSUs, and stock options in accordance with the applicable accounting rules. The grant date fair value represents the total compensation expense that the Company will recognize for restricted stock awards and stock options whereas the total compensation expense for PSUs will ultimately be the market value as of the vesting date.

•
For the grant date fair value of restricted stock awards, we use the closing share price on the grant date which takes into account future dividends to be paid on restricted shares. Those dividends will be the same as those paid to other shareholders. Mr. Davies received Ameriprise Financial Deferred Stock Units (DSU) which function similarly to restricted stock awards. Dividends on DSUs are accrued within the plan and are paid out as additional shares of common stock in Ameriprise Financial, Inc. on vesting.

Ameriprise Financial 2024 Proxy Statement | 67

•
For the grant date fair value of PSU awards, we use the closing share price on the grant date which takes into account future dividend equivalents to be paid on PSUs once fully vested and earned. Those dividend equivalents will be the same as those paid to other shareholders over the three-year performance period. The value of the PSUs on the grant date assuming that the maximum performance conditions will be achieved is: Mr. Cracchiolo ($13,999,481); Mr. Berman ($3,937,408); Mr. Truscott ($3,412,122); and Mr. Sweeney ($2,186,913), and ($783,624) for Mr. Davies.

•
In order to calculate the grant date fair value of stock options, we use the Black-Scholes option pricing model. For the stock options that became effective on January 27, 2023, we used the following assumptions for purposes of the Black-Scholes option pricing model: (i) an expected life of 5 years for each option; (ii) a dividend yield of 2.00%; (iii) an expected stock price volatility of 33.5%; and (iv) a risk-free rate of return of 3.60%. Mr. Davies received Ameriprise Financial Deferred Stock Options (DSO), which function similarly to stock options and are deemed appropriate and approved by the Committee.

(2)
This column represents the non-equity incentive plan compensation earned by the named executive officers whether paid or deferred. For 2023, this number is the cash incentive award that was earned for 2023 performance. For 2022, this number is the cash incentive award that was earned for 2022 performance. For 2021, this number is the cash incentive award that was earned for 2021 performance.

(3)
The 2023 amounts represent the changes in pension value for calendar year 2023 under the Company’s retirement plans, partially driven by changes in actuarial pension assumptions related to a decrease in the applicable discount rates. The changes in pension value are also attributable to new Company contributions and earnings on existing account balances. The dollar amounts shown are not part of total direct compensation. See the “Pension Benefits in 2023” table on page 73 for additional information, including the present value assumptions used in this calculation.

(4)
The 2023 amounts disclosed for All Other Compensation primarily consist of: (i) employer contributions under the Ameriprise Financial 401(k) Plan for the U.S.-based NEOs and to a non-U.S. defined contribution plan; (ii) a Company matching contribution on voluntary deferrals of the 2023 cash incentive award under the deferred compensation plan that are credited in the form of deferred share units; (iii) waiver of fees otherwise charged on investments made in certain Seligman hedge funds; (iv) the incremental cost associated with certain personal use of the aircraft and Company-provided vehicle and driver, as required by the Company’s security program (defined below); (v) club membership fees which are used primarily for business purposes; (vi) Company reimbursement of spousal travel for certain Company events; and (vii) gifts provided in conjunction with Company events. As a part of the CEO security program approved by the Compensation and Benefits Committee, the Company provided Mr. Cracchiolo with the following: home security system monitoring and maintenance for his personal residences; use of a car and driver for business and commuting purposes; and use of our corporate aircraft by Mr. Cracchiolo and others for business and personal travel.

For purposes of calculating the 2023 incremental cost for use of the car and driver, a per mile rate was determined using vehicle maintenance, fuel, and toll expenses and applying the calculated rate to all miles associated with commuting or personal use. The Company used the following methodology for determining the incremental cost for personal usage of the corporate aircraft: (a) when used solely for personal travel, an hourly flight rate (that considers fuel, maintenance, and miscellaneous flight costs) plus any direct expense associated with in-flight catering is applied; and (b) when others accompany executives during regular business travel, the incremental cost reflects those direct expenses associated with in-flight catering only. For purposes of calculating the incremental cost of the personal use of corporate aircraft during 2023, the following per flight hourly costs were used, rounded to the nearest dollar: $6,692 or $6,765, depending upon the aircraft used.
•	The following table shows the breakout of the major categories of All Other Compensation for the year ended December 31, 2023.
Name	Company Contributions to Defined Contribution Plans ($)	Matching Contributions to Deferred Compensation Plan ($)	Private Investment Fund Fee Reimbursements ($)	Personal Use of Corporate Aircraft ($)	Car and Driver ($)	Club Membership Dues ($)	Home Security ($)
James M. Cracchiolo	16,500	418,750	—	267,818	23,368	28,188	61,450
Walter S. Berman	16,500	161,500	—	700	—	—	—
William F. Truscott	16,500	135,000	28,618	—	—	—	—
Joseph E. Sweeney	16,500	102,000	—	750	—	—	—
William Davies	30,492	—	—	—	—	—	—
(5)
Since Mr. Davies is located in the U.K., the terms and composition of his compensation reflect the requirements of local regulations, including the UCITS V Remuneration Code (SYSC 19E) that came into effect in 2017 and the MIFIDPRU Remuneration Code (SYSC 19G) which came into effect in 2022, both of which fall under the Financial Conduct Authority (FCA).

In 2021, prior to his appointment to the Executive Leadership Team, Mr. Davies’ incentive was subject to 60% deferral which was split as follows: 50% into Threadneedle Fund Deferrals, fund-linked instruments vesting in five equal parts at 12, 24, 36, 42 and 54 months from the date of grant and subject to a six-month holding period between vesting and delivery in cash, and 50% in Deferred Stock Units, vesting in three equal parts at 12, 24 and 36 months from the date of grant and delivering shares of common stock in Ameriprise Financial, Inc. The remainder was split equally with half being paid in cash in February 2022 and half delivered in fully vested fund-linked units with a six-month holding period and delivered in cash in August 2022.
In 2022, when Mr. Davies joined the Executive Leadership Team, these requirements include that at least 60% of his variable compensation is deferred and that half of the award is delivered in instruments linked to funds with a six-month holding period. The deferred portion of Mr. Davies’ variable compensation is split as follows: 50% into Threadneedle Fund Deferrals, fund-linked instruments vesting in five equal parts at 12, 24, 36, 42 and 54 months from the date of grant and subject to a six-month holding period between vesting and delivery in cash; 13.5% in Deferred Stock Units, vesting in three equal parts at 12, 24 and 36 months from the date of grant and delivering shares of common stock in Ameriprise Financial, Inc.; 11.5% in Deferred Stock Options, vesting in three equal parts at 12, 24 and 36 months from the date of grant and delivering options in shares of common stock in Ameriprise Financial, Inc. with a 10 year life; and 25% in PSUs. Dividends on Deferred Stock Units are accrued within the plan and are paid out as additional shares of common stock in Ameriprise Financial, Inc. on vesting. The remaining 40% of Mr. Davies’ variable compensation is split equally with half being paid in cash in February 2023 and half delivered in fully vested fund-linked units with a six-month holding period and delivered in cash in August 2023.
Mr. Davies’ fixed compensation is comprised of salary (£350,000) and his fixed allowance (£300,000), which was payable in equal monthly installments. His Non-Equity Incentive Plan Compensation amount is comprised of his variable compensation that is split equally with half being paid in cash in February 2024 and half delivered in fully vested fund-linked units with a six-month holding period and delivered in cash in August 2024 in addition to his deferred variable compensation that is invested in Threadneedle Fund Deferrals.
Mr. Davies is compensated in GBP which is converted into USD for disclosure in this table. For purposes of this table, the spot exchange rate on December 31, 2023 ($1.27465) and December 31, 2022 ($1.20895) was used to convert GBP into USD.
Compensation for Mr. Davies is provided only for 2023 and 2022 because he was not an NEO for 2021.
Ameriprise Financial 2024 Proxy Statement | 68

Grants of Plan-Based Awards in 2023
The table below shows the long-term incentive and equity awards made to our named executive officers in 2023. These awards were based on 2022 performance and funded from the 2022 total incentive pool. Stock options will not have value unless there is an increase in share price above the option exercise price. PSU and cash awards will not have value unless minimum performance results are achieved. The Compensation and Benefits Committee approved the awards at its meeting held on January 24, 2023. The awards became effective as of the grant date shown in the table.
		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards and Performance Awards(2)			All Other Stock Awards (# of Shares of Stock or Units) (#)(3)	All Other Option Awards (# of Securities Underlying Options) (#)(4)	Exercise Base Price of Option Awards ($/share)(5)	Grant Date Fair Value of Awards ($)(6)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold	Target (#)	Maximum (#)
James M. Cracchiolo		—	5,000,000	8,750,000
	1/27/2023				NA	23,225	40,643				8,000,000
	1/27/2023							13,470			4,640,000
	1/27/2023								33,648	344.45	3,360,000
Walter S. Berman		—	1,900,000	3,325,000
	1/27/2023				NA	6,532	11,431				2,250,000
	1/27/2023							3,527			1,215,000
	1/27/2023								10,364	344.45	1,035,000
William F. Truscott		—	1,800,000	3,150,000
	1/27/2023				NA	5,661	9,906				1,950,000
	1/27/2023							3,057			1,053,000
	1/27/2023								8,982	344.45	897,000
Joseph E. Sweeney		—	1,200,000	2,100,000
	1/27/2023				NA	3,628	6,349				1,250,000
	1/27/2023							1,959			675,000
	1/27/2023								5,758	344.45	575,000
William Davies		—	1,147,185	2,007,574
	1/27/2023				NA	1,300	2,275				448,079
	1/27/2023							702			241,963
	1/27/2023								2,064	344.45	206,116
(1)
Represents the potential threshold, target, and maximum payout opportunities under the 2023 annual incentive award. Actual amounts the NEOs earned are reflected in the summary Compensation Table. More information on the 2023 annual incentive awards is provided in the CD&A.

(2)
This represents the number of PSUs awarded. These awards are scheduled to vest at the end of a three-year performance period and the number of PSUs that will be earned will be based on earnings per share growth, average return on equity, and relative total shareholder return performance. The PSU Awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down 25 percentage points.

(3)
This represents the number of restricted shares awarded. These awards are scheduled to vest over a three-year period in increments of one-third per year. Under the Threadneedle Deferred Plan, Mr. Davies received Ameriprise Financial Deferred Stock Units (DSU) which for Mr. Davies function similarly to the restricted shares awards to U.S.-based NEOs. The grant price is equal to the closing market price of Ameriprise Financial stock on the grant date.

(4)
This represents the number of stock options awarded. These awards are scheduled to vest over a three-year period in increments of one-third per year. Under the Threadneedle Deferred Plan, Mr. Davies received Ameriprise Financial Deferred Stock Options (DSO) which function similarly to stock options to U.S.-based NEOs.

(5)	The exercise price is equal to the closing market price of Ameriprise Financial stock on the grant date.
(6)
These amounts are the grant date fair value of the stock options, restricted stock awards/deferred stock units, and performance awards as represented by the total ASC 718 compensation expense that will be recognized for these awards. Ameriprise Financial uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards. The assumptions used in the Black-Scholes model for grants made on January 27, 2023 were: (i) an expected life of 5 years for each option; (ii) a dividend yield of 2.00%; (iii) an expected stock price volatility of 33.5%; and (iv) a risk-free rate of return of 3.60%.

Ameriprise Financial 2024 Proxy Statement | 69

Outstanding Equity Awards at Fiscal Year-End 2023
The following table contains information regarding outstanding equity awards held by the named executive officers as of December 31, 2023.
	Option Awards(3)					Stock Awards(4)
	Option Grant Date(1)	Number of Securities Underlying Unexercised Option Shares Exercisable (#)	Number of Securities Underlying Unexercised Option Shares Unexercisable (#)	Option Exercise Price ($/Share)	Option Expiration Date	Stock Grant Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Number of Unearned Performance Share Units of Stock That Have Not Vested (#)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)
James M. Cracchiolo	01/26/2018	39,834(2)		179.84	01/26/2028	01/29/2021	5,911		2,245,175
	01/31/2020	77,932(2)		165.41	01/31/2030	01/29/2021		30,575	11,613,302
	01/29/2021	34,942	17,473	197.87	01/29/2031	01/28/2022	8,432		3,202,727
	01/28/2022	11,306	22,613	298.09	01/28/2032	01/28/2022		21,805	8,282,193
	01/27/2023	—	33,648	344.45	01/27/2033	01/27/2023	13,470		5,116,310
						01/27/2023		23,225	8,821,552
Walter S. Berman	01/31/2020	35,905(2)		165.41	01/31/2030	01/29/2021	2,210		839,424
	01/29/2021	15,470	7,736	197.87	01/29/2031	01/29/2021		12,311	4,676,087
	01/28/2022	4,286	8,573	298.09	01/28/2032	01/28/2022	2,717		1,031,998
	01/27/2023	—	10,364	344.45	01/27/2033	01/28/2022		7,548	2,866,957
						01/27/2023	3,527		1,339,660
						01/27/2023		6,532	2,481,050
William F. Truscott	01/26/2018	30,958(2)		179.84	01/26/2028	01/29/2021	1,743		662,044
	02/01/2019	39,323(2)		126.89	02/01/2029	01/29/2021		9,698	3,683,591
	01/31/2020	28,546(2)		165.41	01/31/2030	01/28/2022	2,264		859,935
	01/29/2021	12,184	6,092	197.87	01/29/2031	01/28/2022		6,290	2,389,131
	01/28/2022	3,572	7,144	298.09	01/28/2032	01/27/2023	3,057		1,161,140
	01/27/2023	—	8,982	344.45	01/27/2033	01/27/2023		5,661	2,150,218
Joseph E. Sweeney	01/26/2018	18,220(2)		179.84	01/26/2028	01/29/2021	1,078		409,457
	02/01/2019	24,485(2)		126.89	02/01/2029	01/29/2021		6,003	2,280,119
	01/31/2020	17,730(2)		165.41	01/31/2030	01/28/2022	1,328		504,414
	01/29/2021	7,548	3,776	197.87	01/29/2031	01/28/2022		3,690	1,401,573
	01/28/2022	2,095	4,191	298.09	01/28/2032	01/27/2023	1,959		744,087
	01/27/2023	—	5,758	344.45	01/27/2033	01/27/2023		3,628	1,378,023
William Davies(7)	01/27/2023	—	2,064	344.45	01/27/2033	01/29/2021	1,163		441,634
						01/28/2022	1,880		713,954
						01/27/2023	713		270,941
						01/27/2023		1,300	493,779
(1)	For better understanding of this table, we have included additional columns showing the grant date of stock options, restricted stock, and PSUs.
(2)	These stock options are fully vested. The vesting schedule for these stock options was disclosed in the tables from prior proxy statements.
(3)	Stock options vest according to the following:
Option Grant Date	Vesting Schedule	Remaining Vesting Dates
01/29/2021	33.33% vests each year for three years beginning one year from date of grant	01/29/2024
01/28/2022	33.33% vests each year for three years beginning one year from date of grant	01/28/2024 and 01/28/2025
01/27/2023	33.33% vests each year for three years beginning one year from date of grant	01/27/2024, 01/27/2025, and 01/27/2026
(4)	Restricted stock and deferred stock units vest according to the following:
Restricted Stock Grant Date	Vesting Schedule	Remaining Vesting Dates
01/29/2021	33.33% vests each year for three years beginning one year from date of grant	01/29/2024
01/28/2022	33.33% vests each year for three years beginning one year from date of grant	01/28/2024 and 01/28/2025
01/27/2023	33.33% vests each year for three years beginning one year from date of grant	01/27/2024, 01/27/2025, and 01/27/2026
(5)
PSUs cliff vest at the end of the three-year performance period (e.g., the PSUs granted in 2023 will vest on the payout date in January 2026) and are subject to the achievement of the established performance measures. The PSU Awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down 25 percentage points.

(6)	The market value of restricted stock and PSUs is based on a market closing price on the New York Stock Exchange of $379.83 on December 31, 2023.
(7)
Mr. Davies received Ameriprise Financial Deferred Stock Options and Deferred Stock Units under the Threadneedle Deferral Plan instead of stock options and restricted stock which function similarly to stock options and restricted share awards to U.S.-based NEOs. Dividends on Deferred Stock Units are accrued within the plan and are paid out as additional shares of common stock in Ameriprise Financial, Inc. on vesting.

Ameriprise Financial 2024 Proxy Statement | 70

Option Exercises and Stock Vested in 2023
The following table contains all stock option exercises and vesting events of restricted stock awards and PSUs for all named executive officers during fiscal year 2023.
	Option Awards		Stock Awards		Performance Share Units
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(5)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(5)
James M. Cracchiolo	40,000	6,971,600	4,215(1)	1,451,857(i)	61,890(4)	21,668,927(iv)
	40,000	7,461,200	5,911(2)	2,036,044(ii)
			6,838(3)	2,394,121(iii)
Walter S. Berman	15,000	2,583,600	1,358(1)	467,763(i)	25,940(4)	9,082,113(iv)
	10,025	2,257,530	2,210(2)	761,235(ii)
	25,382	4,863,572	2,662(3)	932,019(iii)
William F. Truscott	30,841	6,908,076	1,132(1)	389,917(i)	20,629(4)	7,222,625(iv)
			1,741(2)	599,687(ii)
			2,117(3)	741,204(iii)
Joseph E. Sweeney	16,938	3,817,317	664(1)	228,715(i)	12,811(4)	4,485,387(iv)
			1,078(2)	371,317(ii)
			1,315(3)	460,408(iii)
William Davies(6)			924(1)	318,413(i)
			1,142 (2)	393,428(ii)
			1,260(3)	441,238(iii)
(1)	On 01/28/2023, the following restricted stock awards vested:
•	For Mr. Cracchiolo: a total of 4,215 shares vested, 1,622 of these shares were withheld to cover taxes, and a net of 2,593 shares were delivered.
•	For Mr. Berman: a total of 1,358 shares vested, 458 of these shares were withheld to cover taxes, and a net of 900 shares were delivered.
•	For Mr. Truscott: a total of 1,132 shares vested, 476 of these shares were withheld to cover taxes, and a net of 656 shares were delivered.
•	For Mr. Sweeney: a total of 664 shares vested, 315 of these shares were withheld to cover taxes, and a net of 349 shares were delivered.
•	For Mr. Davies: a total of 924 shares vested, 435 of these shares were withheld to cover taxes, and a net of 489 shares were delivered.
(2)	On 01/29/2023, the following restricted stock awards vested:
•	For Mr. Cracchiolo: a total of 5,911 shares vested, 2,885 of these shares were withheld to cover taxes, and a net of 3,026 shares were delivered.
•	For Mr. Berman: a total of 2,210 shares vested, 845 of these shares were withheld to cover taxes, and a net of 1,365 shares were delivered.
•	For Mr. Truscott: a total of 1,741 shares vested, 732 of these shares were withheld to cover taxes, and a net of 1,009 shares were delivered.
•	For Mr. Sweeney: a total of 1,078 shares vested, 516 of these shares were withheld to cover taxes, and a net of 562 shares were delivered.
•	For Mr. Davies: a total of 1,142 shares vested, 537 of these shares were withheld to cover taxes, and a net of 605 shares were delivered.
(3)	On 01/31/2023, the following restricted stock awards vested:
•	For Mr. Cracchiolo: a total of 6,838 shares vested, 3,337 of these shares were withheld to cover taxes, and a net of 3,501 shares were delivered.
•	For Mr. Berman: a total of 2,662 shares vested, 1,297 of these shares were withheld to cover taxes, and a net of 1,365 shares were delivered.
•	For Mr. Truscott: a total of 2,117 shares vested, 890 of these shares were withheld to cover taxes, and a net of 1,227 shares were delivered.
•	For Mr. Sweeney: a total of 1,315 shares vested, 629 of these shares were withheld to cover taxes, and a net of 686 shares were delivered.
•	For Mr. Davies: a total of 1,260 shares vested, 593 of these shares were withheld to cover taxes, and a net of 667 shares were delivered.
(4)	On 01/31/2023, the following PSU awards vested:
•	For Mr. Cracchiolo: a total of 61,890 shares vested, 31,667 of these shares were withheld to cover taxes, and a net of 30,223 shares were delivered.
•	For Mr. Berman: a total of 25,940 shares vested, 13,258 of these shares were withheld to cover taxes, and a net of 12,682 shares were delivered.
•	For Mr. Truscott: a total of 20,629 shares vested, 9,149 of these shares were withheld to cover taxes, and a net of 11,480 shares were delivered.
•	For Mr. Sweeney: a total of 12,811 shares vested, 6,421 of these shares were withheld to cover taxes, and a net of 6,390 shares were delivered.
(5)	The value realized on vesting for restricted stock and PSU awards was based on the market closing price of an Ameriprise share on the date of vesting.
(i)	For 01/28/2023, the market closing price was $344.45 per share.
(ii)	For 01/29/2023, the market closing price was $344.45 per share.
(iii)	For 01/31/2023, the market closing price was $350.12 per share.
(iv)	For 01/31/2023, the market closing price was $350.12 per share.
(6)
Under the Threadneedle Deferred Plan, Mr. Davies received Ameriprise Financial Deferred Stock Options (DSO) and Ameriprise Financial Deferred Stock Units (DSU) which function similarly to stock options and restricted shares awards to U.S.-based NEOs. Dividends on DSUs are accrued within the plan and are paid out as additional shares of common stock in Ameriprise Financial, Inc. on vesting.

Ameriprise Financial 2024 Proxy Statement | 71

Non-Qualified Deferred Compensation for 2023
This table provides information about the Ameriprise Financial Deferred Compensation Plan. A U.S.-based named executive officer may only participate in the plan if he elects to defer receipt of compensation that would otherwise be payable in cash. All U.S.-based named executive officers elected to participate in the plan for the 2023 performance year.
The amounts shown in the column “Executive Contributions” come from a deferral of the U.S.-based named executive officer’s cash incentive award. If the named executive officer had not chosen to defer these amounts, we would have paid these amounts in cash. The amounts shown in this column are part of the dollar amount shown in the Summary Compensation Table on page 67, in the column “Non-Equity Incentive Plan Compensation” for 2023. The amount shown in the column “Executive Contributions” is not an additional award to the named executive officer.
Due to U.K. remuneration regulations, Mr. Davies, a non-U.S. based named executive officer, is required to have a portion of his variable compensation deferred into the Threadneedle Deferral Plan. Half of the deferred variable compensation is delivered in instruments linked to funds and vests in five equal parts at 12, 24, 36, 42 and 54 months from the date of grant subject to a six-month holding period between vesting and are delivered in cash.
The amounts shown in the column “Executive Contributions” for Mr. Davies are part of the dollar amount shown in the Summary Compensation Table on page 67, in the column “Non-Equity Incentive Plan Compensation” for 2023. The amount shown in the column “Executive Contributions” is not an additional award to Mr. Davies.
	Executive Contributions(1) ($)	Company Contributions(2) ($)	Aggregate Earnings in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions in Last Fiscal Year(4) ($)	Aggregate Balance as of December 31, 2023(5) ($)
James M. Cracchiolo	1,675,000	418,750	19,425,425	—	116,407,494
Walter S. Berman	646,000	161,500	4,615,254	—	31,805,691
William F. Truscott	540,000	135,000	260,536	(703,397)	3,265,873
Joseph E. Sweeney	408,000	102,000	149,765	(409,292)	1,945,835
William Davies*	883,332	—	323,143(3a)	(727,298)(4a)	2,490,722
*
Mr. Davies is compensated in GBP which is converted into USD for disclosure in this table. For purposes of this table, the spot exchange rate on December 31, 2023 ($1.27465) was used to convert GBP into USD.

(1)
These amounts are included in the Summary Compensation Table on page 67 in the column captioned “Non-Equity Incentive Compensation Plan Compensation” for 2023. These deferrals will not be credited to deferral accounts until after December 31, 2023 and therefore are not included in the column ‘Aggregate Balance as of December 31, 2023.

(2)
These amounts are included in the Summary Compensation Table on page 67 in the column labeled ‘All Other Compensation.’ U.S.-based executives received a 25% Company matching contribution on deferrals of 2023 cash incentive awards (deferrals eligible for matching contributions are limited to 20% of such awards). The Company matching contributions are notionally credited to the Ameriprise Common Stock Fund, which tracks the performance of Ameriprise Financial common stock and are subject to a three-year cliff vesting period. The Company matching contributions will not be credited to deferral accounts until after December 31, 2023, and therefore are not included in the column ‘Aggregate Balance as of December 31, 2023.

(3)
These amounts represent the change in market value on amounts previously deferred under the Deferred Compensation Plan for U.S.-based executives, based on the actual market-rate returns and dividend equivalents credited to deferral accounts for the period January through December 2023. Participants are able to allocate their deferrals among a number of investment options that track the performance of select mutual funds, Ameriprise Financial common stock, and the Moody’s Corporate Bond Yield Index. Future values are not guaranteed and will fluctuate based on changes in the market value of selected investment options.

(3a)
These amounts represent the change in market value on amounts previously deferred under the Threadneedle Deferral Plan for non-U.S.-based executives, based on the actual market-rate returns and dividend equivalents credited to deferral accounts for the period January through December 2023. Participants are able to allocate their deferrals among a number of investment options that track the performance of select Columbia Threadneedle investments. Future values are not guaranteed and will fluctuate based on changes in the market value of selected investment options.

(4)
These amounts represent distributions received in 2023 from compensation previously deferred by U.S.-based participants and related vested Company matching contributions. Under the Threadneedle Deferral Compensation Plan, participants make a generally irrevocable election to have deferrals distributed in a lump sum or installments at a future date.

(4a)
These amounts represent distributions received in 2023 from compensation previously deferred by non-U.S. based participants. Under the Threadneedle Deferral Plan, deferrals are held for six months after the vesting period and then delivered in cash.

(5)
These numbers include amounts previously reported as compensation in Summary Compensation Tables for previous years for Messrs. Cracchiolo ($35,188,633); Berman ($12,483,763); Truscott ($9,807,548); and Sweeney ($3,117,000). The amounts shown in the table above for Messrs. Cracchiolo, Berman, Truscott, and Sweeney include amounts that they deferred prior to our spin-off from American Express Company as a public company on September 30, 2005. As a result, those amounts have not been previously reported as compensation in a Summary Compensation Table included in one of our annual meeting proxy statements. Each aggregate balance reflects the deduction of an $80 annual administrative fee.

Ameriprise Financial 2024 Proxy Statement | 72

Pension Benefits in 2023
The following table presents information about the participation of our named executive officers in our retirement programs. Assumptions used for purposes of valuation are included in the footnotes.
	Plan	Number of Years Credited Service	Present Value of Accumulated Benefits(1) ($)	Payments Made During Fiscal 2023 ($)
James M. Cracchiolo	Retirement Plan	41	1,106,901	—
	Supplemental Retirement Plan	41	20,038,321	—
	Total	41	21,145,222	—
Walter S. Berman	Retirement Plan	55	995,014	—
	Supplemental Retirement Plan	55	8,314,058	—
	Total	55	9,309,072	—
William F. Truscott	Retirement Plan	22	412,880	—
	Supplemental Retirement Plan	22	4,566,117	—
	Total	22	4,978,997	—
Joseph E. Sweeney	Retirement Plan	40	906,997	—
	Supplemental Retirement Plan	40	3,237,926	—
	Total	40	4,144,923	—
William Davies	Threadneedle Pension Plan	16	2,155,670	—
(1)
The Ameriprise Financial Retirement Plan (Retirement Plan) is a defined benefit pension plan for U.S.-based executives, commonly referred to as a cash balance plan, which covers eligible employees of the Company. Each payroll period, the Company credits the account of each participating employee with an amount equal to a percentage of such employee’s pension eligible pay (generally, base salary and annual cash incentive compensation, subject to the applicable calendar year limit ($305,000 for 2023) but excluding long-term incentive compensation) for that period. The percentage varies with the employee’s age and years of service. The plan was amended on March 1, 2010, to lower the applicable contribution percentages and base it on years of service only and no longer considers an employee’s age. Employees who were eligible for the Retirement Plan on March 1, 2010 continue to receive the percentage that they were receiving under the “Previous Table” prior to the change, until and if such time the percentage under the “New Table” became more favorable. The Retirement Plan was further amended effective April 10, 2020, to close participation to new employees and to provide that contribution percentages for existing participants will no longer increase with additional years of service. Existing participants, however, will continue to receive the contribution percentage they were receiving in 2020 until they leave the Company or move to an ineligible position. New employees will not be eligible for the Retirement Plan and will instead receive a Company Base Contribution in the Ameriprise Financial 401(k) Plan. Employees who participate in the Retirement Plan are not eligible for the Company Base Contribution.

Previous Table Sum of Age Plus Years of Service	Applicable Percentage (%)
Less than 35	2.50
35-44	3.25
45-59	4.25
60-74	5.75
75-89	8.00
90 or more	10.00

New Table (effective March 1, 2010) (will not increase after April 2020) Years of Service	Applicable Percentage (%)
Less than 5	2.50
5-9	3.25
10-14	4.00
15 and over	5.00
The Retirement Plan credits participants with interest on their balances. The Retirement Plan sets the fixed interest rate each year based on the average of the daily five-year U.S. Treasury Note yields for the previous October 1 through November 30. The minimum interest rate is 5%. The maximum rate is the lower of 10% or a specific rate set by the U.S. government under the tax laws. For 2023, the interest rate was 5%.
When an employee retires or terminates employment and is vested, the Retirement Plan will pay out the cash balance amounts. The Retirement Plan will make these payments in the form and at the time the employee elects, including payment in a single lump sum or as an annuity. An annuity obligates the Retirement Plan to make payments in monthly installments over time, in amounts based on plan assumptions as to life expectancy and the value of making payments in the future. Employees may choose similar methods of payment for benefits they earned before July 1, 1995. The Retirement Plan balances vest after completing three years of service or employee attains age 65, become disabled or die while an active employee. The Retirement Plan was amended effective April of 2020. There will be no new entrants into the Retirement Plan and no increase in the contribution allocation percentage for those who remain eligible for the Retirement Plan after the effective date. New hires will receive an additional Company contribution under the Ameriprise Financial 401(k) Plan instead of a benefit under the Retirement Plan.
The Ameriprise Financial Supplemental Retirement Plan (SRP) is a non-qualified pension plan that allows participants to receive contributions on pension earnings that exceed applicable limits under the Internal Revenue Code of 1986, as amended and cannot be allocated to the qualified Retirement Plan. The SRP balances vest after completing three years of service, or if an employee attains age 65, becomes disabled or dies while an active employee.
The Retirement Plan account balances for Messrs. Cracchiolo, Berman, Truscott, and Sweeney as of December 31, 2023, were $1,106,901; $995,014; $413,982; and $910,110, respectively. The SRP account balances for Messrs. Cracchiolo, Berman, Truscott, and Sweeney as of December 31, 2023, were $20,068,682; $8,330,794; $4,582,174; and $3,250,704, respectively. For all of the U.S.-based named executive officers, their Retirement Plan or SRP balances are fully vested. The December 31, 2023, values shown in the table above for the Retirement Plan assumes a discount rate of 5.16 % and a discount rate of 5.09% for the SRP. The values assume an interest crediting rate of 5.00% and a retirement age of 65, or current age for Mr. Berman, for both the Retirement Plan and the SRP.
The U.K.-based NEO, Mr. Davies, is a member of the Threadneedle Pension Plan (the TPP), an approved U.K. defined benefit retirement plan that on retirement provides a pension annuity, payable for the lifetime of the member. The plan closed to new members on October 1, 2005 and was amended for active participants effective May 1, 2020, with accrual of pensionable service frozen as at April 30, 2020 (link to pensionable earnings remained). Pension annuity is therefore calculated by reference to the employee’s period of employment up to April 30, 2020, and pensionable salary at the date of retirement or earlier exit from employment.
The December 31, 2023 value shown in the table above for Mr. Davies assumes a discount rate of 4.50% per annum. At the age of 60, Mr. Davies has met the retirement age for the plan which now assumes he retired immediately on the accounting date.
Mr. Davies is compensated in GBP which is converted into USD for disclosure in this table. For purposes of this table, the spot exchange rate on December 31, 2023 ($1.27465) was used to convert GBP into USD.
Ameriprise Financial 2024 Proxy Statement | 73

Potential Payments Upon Termination or Change of Control
for Named Executive Officers
The tables below describe the potential termination payments for the named executive officers under various termination of employment scenarios as if they occurred on December 31, 2023. As noted earlier, the Company does not have employment, severance, or change in control agreements with any of the named executive officers, except where required by local regulations or practices (e.g., Mr. Davies’ terms of employment reflect applicable legal requirements and practice in the U.K.). Rather, the rights of our executives with respect to specific events, including death, disability, severance, retirement, or a change in control of the Company, are covered by certain compensation and benefit plans of the Company, the material terms of which are summarized below.
We are providing two sets of tables for each named executive officer to show you what the officer would receive if he no longer worked for the Company. The first table shows the vested plan amounts that the named executive officer would receive if he left the Company for any reason. Any other employee participating in these plans would also receive any vested amounts in these plans if he or she no longer worked for the Company. The second table shows what the named executive officers would receive under various hypothetical situations resulting in a termination of their employment. The second table does not include amounts disclosed in the first table.
Both tables assume that the named executive officer’s employment terminated on December 31, 2023. Because the numbers disclosed are calculated as of that date and are subject to other estimates and assumptions, the actual amounts the named executive officer may receive may differ materially from those shown in the tables. Additional information on the calculations for the payouts are outlined in the common set of footnotes to the tables. Unless otherwise specified in the common set of footnotes to the tables, all payments and benefits would be provided by Ameriprise Financial, Inc.
In addition to the amounts disclosed in these tables, the named executive officers would also receive any restricted stock units and restricted stock (or deferred stock units in the case of Mr. Davies) that vested on or before their termination date. The officer would also be able to exercise any vested stock options (or deferred stock options in the case of Mr. Davies). For more information, please see the Outstanding Equity Awards at Fiscal Year-End 2023 table on page 70.
Ameriprise Financial Senior Executive Severance Plan
Messrs. Cracchiolo, Berman, Truscott and Sweeney are covered under the Company’s Senior Executive Severance Plan. To be eligible for severance benefits under this plan, a U.S.-based named executive officer must be terminated in connection with a workforce reduction, closure, or other similar event. Additionally, an employee who is involuntarily or constructively terminated within two years after a change in control is eligible for severance benefits. The severance amount is based upon a multiple of (i) the named executive officer’s annual base compensation plus (ii) the average bonus and incentive amount over the previous three years. The named executive officer also is entitled to the bonus amount that he otherwise would have received for the year in which the termination occurred, pro-rated for the period of employment during that year. During the severance period, medical and dental benefits will continue, and the Company has the right to continue other programs.
The severance amount is payable in installments according to our regular payroll schedule, except that the payments which would be made during the sixth month period following termination will be made in a lump sum on the first payroll period of the seventh month following termination. If the named executive officer is reemployed by us, he must repay any severance amounts paid and forfeit any severance amounts not yet paid to the extent that those amounts relate to the portion of the severance period after the date of reemployment.
In addition, named executive officers who incur an involuntary or constructive termination within two years after a change in control will have a credit made to their book reserve account in the Ameriprise Financial Supplemental Retirement Plan as of the date of termination equal to the value of employer contributions that would have been made to the Ameriprise Financial Retirement Plan, the Ameriprise Financial 401(k) Plan, the Ameriprise Financial Supplemental Retirement Plan, or other similar plans during the period for which the employee receives severance payments under this Plan.
A change in control under the Senior Executive Severance Plan generally occurs if an unrelated person or entity acquires at least 30% of the voting power of our securities, an unrelated person or entity acquires at least 50% of the total voting power of our securities and at least 50% of the total fair market value of our equity or assets, or a majority of our Board is replaced during any 12-month period with persons whose appointment or election is not endorsed by a majority of our Board before the date of appointment or election.
A constructive termination occurs if, within two years after a change in control, a named executive officer resigns or otherwise terminates employment without consent for any of the following reasons: (i) a reduction in overall total compensation opportunity; (ii) relocation to a location more than 35 miles from the named executive officer’s primary residence and more than 50 miles from the named executive officer’s then current work location; or (iii) a significant reduction in the named executive officer’s position, title, duties, or responsibilities. To constitute a constructive termination, the named executive officer must provide the Company with a thirty-day period to remedy the situation.
Ameriprise Financial 2024 Proxy Statement | 74

With regard to golden parachute taxes, the best net approach is used, under which a named executive officer will receive reduced severance benefits if it results in a more favorable after-tax benefit for the officer.
Mr. Davies is based in the U.K. and not eligible under the Company’s Senior Executive Severance Plan. If his employment is involuntarily terminated not for cause, he is contractually entitled to six months’ notice pay (whether he is required to work his notice period or not). During this notice period all benefits will continue. Additionally, Mr. Davies would be eligible for a severance payment based upon a percentage of (i) his annual base salary plus (ii) the average bonus and incentive amount over the previous two years prorated for the number of completed months in the performance year in which the termination occurs. Furthermore, if the circumstances of the involuntary not for cause termination amounted to a redundancy under local law Mr. Davies would also qualify for a statutory redundancy payment.
Accelerated Vesting of Equity Compensation
We do not provide for any “single-trigger” acceleration of unvested incentive compensation upon a change in control for awards of equity compensation granted. Instead, the vesting of awards will only accelerate upon a “double-trigger” (change in control followed by termination for good reason or involuntary termination not for cause within two years).
Annual Cash Incentive Compensation
A pro rata annual cash incentive award may become payable in the event an executive is involuntarily or constructively terminated within two years of a change in control. The pro rata payment of these awards rewards the executive for performance prior to the change in control of his or her performance prior to the change in control transactions.
Detrimental Conduct Agreements
To help protect our competitive position, the U.S.-based named executive officers have signed detrimental conduct agreements. Detrimental conduct includes: working for certain competitors; soliciting our customers or employees; and disclosing confidential information for a period of up to one year after termination of employment.
The detrimental conduct agreements include a provision that requires the named executive officers to forfeit or repay the proceeds from some or all of their long-term incentive awards received up to two years prior to the end of their employment if they engage in conduct that is detrimental to us. In addition, the severance and post-employment benefits described above require the named executive officer to sign an agreement that includes a general release and other restrictive covenants, in addition to the detrimental conduct agreement. The detrimental conduct agreement was updated in April 2023 in conjunction with the restatement of the Company’s 2005 Incentive Compensation Plan and the termination of the Ameriprise Financial 2008 Employment Incentive Equity Award Plan. Key provisions of the policy, including the repayment terms, were not changed. The detrimental conduct agreement provides more details about the noncompete and nonsolicitation provisions, and also address the enforceability in a few states with different employment laws.
In the U.K., Mr. Davies’ employment contract includes protective covenants covering: non-solicitation of our customers and employees; non-interference with our suppliers and disclosing confidential information for a period of up to six months after termination of employment.
Ameriprise Financial 2024 Proxy Statement | 75

James M. Cracchiolo
The following tables describe the potential termination payments for Mr. Cracchiolo for the various termination of employment scenarios, assuming separation of employment on December 31, 2023. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 71.
Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Retirement Plan	$1,106,901
401(k) Plan	7,329,369
Supplemental Retirement Plan	21,546,220
Deferred Compensation Plan	116,407,494
Total	$146,389,984
	Other Amounts Payable Upon Termination of Employment
	Voluntary Termination/ Retirement ($)	For Cause Termination ($)	Involuntary Not for Cause Termination ($)	Involuntary or Good Reason Termination following a Change in Control(10) ($)	Termination Due to Disability ($)	Termination Due to Death ($)
Severance benefit(2)	—	—	18,015,000	27,022,500	—	—
Payment of annual cash incentive award(3)	8,375,000	—	8,375,000	7,448,750	8,375,000	8,375,000
Accelerated vesting of long-term performance share unit awards(4)	—	—	—	20,075,282	20,075,282	20,075,282
Accelerated vesting of stock options(4)	—	—	—	6,218,240	6,218,240	6,218,240
Accelerated vesting of restricted stock awards(4)	—	—	—	10,564,212	10,564,212	10,564,212
Continued contributions to supplemental retirement plan(5)	—	—	—	2,213,550	—	—
Accelerated vesting of deferred compensation plan match(6)	—	—	—	—	—	—
Continued participation in health and welfare benefits(7)	—	—	32,558	48,837	—	—
Payout of life insurance benefits(8)	—	—	—	—	—	1,000,000
Present value of disability benefits(9)	—	—	—	—	465,757	—
Total	8,375,000	—	26,422,558	73,591,371	45,698,491	46,232,734
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Walter S. Berman
The following tables describe the potential termination payments for Mr. Berman for the various termination of employment scenarios, assuming separation of employment on December 31, 2023. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 71.
Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Retirement Plan	$995,014
401(k) Plan	1,314,564
Supplemental Retirement Plan	8,536,375
Deferred Compensation Plan	31,805,691
Total	$42,651,644
	Other Amounts Payable Upon Termination of Employment
	Voluntary Termination/ Retirement ($)	For Cause Termination ($)	Involuntary Not for Cause Termination ($)	Involuntary or Good Reason Termination following a Change in Control(10) ($)	Termination Due to Disability ($)	Termination Due to Death ($)
Severance benefit(2)	—	—	5,834,000	11,668,000	—	—
Payment of annual cash incentive award(3)	3,230,000	—	3,230,000	3,206,500	3,230,000	3,230,000
Accelerated vesting of long-term performance share unit awards(4)	—	—	—	7,414,408	7,414,408	7,414,408
Accelerated vesting of stock options(4)	—	—	—	2,475,078	2,475,078	2,475,078
Accelerated vesting of restricted stock awards(4)	—	—	—	3,211,083	3,211,083	3,211,083
Continued contributions to supplemental retirement plan(5)	—	—	—	1,218,550	—	—
Accelerated vesting of deferred compensation plan match(6)	—	—	—	—	—	—
Continued participation in health and welfare benefits(7)	—	—	23,792	47,585	—	—
Payout of life insurance benefits(8)	—	—	—	—	—	675,000
Present value of disability benefits(9)	—	—	—	—	—	—
Total	3,230,000	—	9,087,792	29,241,204	16,330,569	17,005,569
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William F. Truscott
The following tables describe the potential termination payments for Mr. Truscott for the various termination of employment scenarios, assuming separation of employment on December 31, 2023. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 71.
Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Retirement Plan	$413,982
401(k) Plan	1,503,137
Supplemental Retirement Plan	5,040,202
Deferred Compensation Plan	3,265,873
Total	$10,223,194
	Other Amounts Payable Upon Termination of Employment
	Voluntary Termination/ Retirement ($)	For Cause Termination ($)	Involuntary Not for Cause Termination ($)	Involuntary or Good Reason Termination following a Change in Control(10) ($)	Termination Due to Disability ($)	Termination Due to Death ($)
Severance benefit(2)	—	—	5,197,500	10,395,000	—	—
Payment of annual cash incentive award(3)	2,700,000	—	2,700,000	2,835,000	2,700,000	2,700,000
Accelerated vesting of long-term performance share unit awards(4)	—	—	—	5,993,084	5,993,084	5,993,084
Accelerated vesting of stock options(4)	—	—	—	2,010,234	2,010,234	2,010,234
Accelerated vesting of restricted stock awards(4)	—	—	—	2,683,119	2,683,119	2,683,119
Continued contributions to supplemental retirement plan(5)	—	—	—	571,500	—	—
Accelerated vesting of deferred compensation plan match(6)	—	—	—	—	—	—
Continued participation in health and welfare benefits(7)	—	—	25,125	50,251	—	—
Payout of life insurance benefits(8)	—	—	—	—	—	675,000
Present value of disability benefits(9)	—	—	—	—	663,319	—
Total	2,700,000	—	7,922,625	24,538,188	14,049,756	14,061,437
Ameriprise Financial 2024 Proxy Statement | 78

Joseph E. Sweeney
The following tables describe the potential termination payments for Mr. Sweeney for the various termination of employment scenarios, assuming separation of employment on December 31, 2023. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 71.
Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Retirement Plan	$910,110
401(k) Plan	2,302,715
Supplemental Retirement Plan	3,337,016
Deferred Compensation Plan	1,945,835
Total	$8,495,676
	Other Amounts Payable Upon Termination of Employment
	Voluntary Termination/ Retirement ($)	For Cause Termination ($)	Involuntary Not for Cause Termination ($)	Involuntary or Good Reason Termination following a Change in Control(10) ($)	Termination Due to Disability ($)	Termination Due to Death ($)
Severance benefit(2)	—	—	3,787,500	7,575,000	—	—
Payment of annual cash incentive award(3)	2,040,000	—	2,040,000	1,867,500	2,040,000	2,040,000
Accelerated vesting of long-term performance share unit awards(4)	—	—	—	3,673,842	3,673,842	3,673,842
Accelerated vesting of stock options(4)	—	—	—	1,233,371	1,233,371	1,233,371
Accelerated vesting of restricted stock awards(4)	—	—	—	1,657,958	1,657,958	1,657,958
Continued contributions to supplemental retirement plan(5)	—	—	—	657,750	—	—
Accelerated vesting of deferred compensation plan match(6)	—	—	—	—	—	—
Continued participation in health and welfare benefits(7)	—	—	30,170	60,339	—	—
Payout of life insurance benefits(8)	—	—	—	—	—	600,000
Present value of disability benefits(9)	—	—	—	—	753,859	—
Total	2,040,000	—	5,857,670	16,725,760	9,359,030	9,205,171
Ameriprise Financial 2024 Proxy Statement | 79

William Davies*
The following tables describe the potential termination payments for Mr. Davies for the various termination of employment scenarios, assuming separation of employment on December 31, 2023. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 71.
Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)
Threadneedle Pension Plan	$2,155,670
Threadneedle Fund Deferral Plan	310,900
Total	$2,466,570
	Other Amounts Payable Upon Termination of Employment
	Voluntary Termination/ Retirement ($)	For Cause Termination ($)	Involuntary Not for Cause Termination ($)	Involuntary or Good Reason Termination following a Change in Control(10) ($)	Termination Due to Disability ($)	Termination Due to Death ($)
Severance benefit(2)	—	—	3,055,973	—	—	—
Payment of annual cash incentive award(3)	1,177,777	—	—	—	1,177,777	1,177,777
Accelerated vesting of long-term performance share unit awards(4)	—	—	—	164,593	164,593	164,593
Accelerated vesting of stock options(4)	—	—	24,341	73,024	73,024	73,024
Accelerated vesting of restricted stock awards(4)	—	—	887,322	1,426,529	1,426,529	1,426,529
Payout of life insurance benefits(8)	—	—	—	—	—	3,964,147
Total	1,177,777	—	3,967,636	1,664,146	2,841,923	6,806,070
*
Mr. Davies is compensated in GBP which is converted into USD for disclosure in this table. For purposes of this table, the spot exchange rate on December 31, 2023 ($1.27465) was used to convert GBP into USD.

(1)
In the event of termination of employment for any reason, the U.S-based executives (Messrs. Cracchiolo, Berman, Truscott, and Sweeney) are eligible to receive these vested amounts under the Company’s retirement, 401(k), supplemental retirement, and deferred compensation plans while the U.K. based executive (Mr. Davies) is eligible to receive these vested amounts under the Threadneedle Pension Plan (applicable in the event of termination of employment for any reason other than the death of the executive) and the Threadneedle Deferral Plan. The amounts deferred under the Company’s Deferred Compensation Plan will also be paid out immediately to the U.S-based executive following a change in control, including any amounts of unvested Company match which will become vested upon a change in control.

(2)
Under the U.S.-based Ameriprise Financial Senior Executive Severance Plan, the severance multiples for involuntary not for cause termination unrelated to a change in control are two times the sum of base salary and the average annual cash incentive award over the previous three years for Mr. Cracchiolo. For the named executive officers other than Mr. Cracchiolo, the severance multiple is one and one-half times the sum of base salary and the average annual cash incentive award over the last three years. For involuntary termination not for cause or constructive termination within two years following a change in control, severance is equal to the following multiples of the sum of base salary plus the average annual cash incentive award received over the previous three years: Mr. Cracchiolo (three times); Messrs. Berman, Truscott, and Sweeney (three times); and any new U.S.-based executive officer hired or promoted after March 19, 2008 (two times). For all participants under the Ameriprise Financial Senior Executive Severance Plan, the severance benefit is payable in biweekly installments, beginning on the seventh month following the executive’s termination of employment (i.e., following a six-month delay), not exceeding the duration during which the executive is entitled to receive severance benefits under the plan.

Mr. Davies is based in the United Kingdom and would receive benefits under his employment agreement. If his employment is involuntarily terminated not for cause, he is contractually entitled to six months’ notice pay (whether he is required to work his notice period or not). During this notice period all benefits will continue. Additionally, Mr. Davies would be eligible for a severance payment based upon a percentage of (i) his annual base salary plus (ii) the average bonus and incentive amount over the previous two years prorated for the number of completed months in the performance year in which the termination occurs. Furthermore, if the circumstances of the involuntary not for cause termination amounted to a redundancy under local law, Mr. Davies would also qualify for a statutory redundancy payment in the amount of £18,968.50/$24,178.

(3)
If an executive leaves due to involuntary not for cause termination unrelated to change in control, retirement, death or disability, the amount paid to the executive for their annual cash incentive award for the year in which their termination of employment occurs is prorated to reflect the period of the year that was worked, based on actual performance, and fully discretionary. The hypothetical amount shown in the table is based on the actual cash incentive award earned for 2023 performance. In the event of involuntary termination not for cause within two years of a change of control, the U.S.-based executive will receive the average of the prior two years’ annual cash incentive awards in a lump sum following the executive’s termination of employment. The hypothetical amount shown in the table is based on the average of the actual cash incentive awards earned for 2021 and 2022.

In the event of termination by the Company for reasons other than cause, Mr. Davies may be considered, at the discretion of the Company, for a cash payment in lieu of an annual incentive compensation award, taking into consideration all circumstances the Company deems relevant, including the circumstances of Mr. Davies leaving and his contributions to the Company over his career. In the event of Involuntary Not for Cause Termination, a portion of the severance benefit amount already includes the average bonus and incentive amount over the previous two years prorated for the number of completed months in the performance year in which the termination occurs, so no additional incentive amount will be award (beyond what is already included in severance).

Ameriprise Financial 2024 Proxy Statement | 80

(4)
In the event of death or disability, vesting accelerates for all outstanding stock options, restricted shares, and on a prorated basis for all outstanding performance shares. For all awards, vesting of outstanding stock options, restricted shares/deferred stock units, and performance shares is not accelerated solely due to a change in control and also requires an involuntary or good reason termination of employment within two years following the change in control. In such an instance, vesting is accelerated in full for outstanding stock options and restricted shares/deferred stock units and on a prorated basis for outstanding performance shares. In the event of retirement, outstanding restricted shares/deferred stock units, performance shares, and stock options granted in the year of retirement are forfeited. For awards granted prior to the year of retirement, vesting does not accelerate upon retirement, but the awards remain outstanding and continue to vest.

In the event of death or disability, vesting accelerates for all outstanding deferred stock units and are paid out immediately. In the event of involuntary termination not for cause, deferred stock units scheduled to vest in the next 12 months will vest as scheduled. All other deferred stock units are forfeited.

(5)
In the event of involuntary termination not for cause or constructive termination within two years of a change of control, the U.S.-based executives will receive the value of Company contributions that would have been made on his behalf to the Company’s retirement, 401(k), and supplemental retirement plans during the severance period. Immediately upon a change in control, the entire value of each executive’s account under the supplemental retirement plan will be transferred to a trust established for this purpose. Continued contributions will be credited to the executive’s account under the supplemental retirement plan as of the date of the executive’s termination of employment. Payment is made from the trust in a lump sum or annual installments based on the executive’s distribution election under the supplemental retirement plan.

(6)
In the event of a change of control, death or disability, vesting fully accelerates on the Company match portion of the deferred compensation plan for all U.S.-based participants, and each participant is paid his deferred compensation plan balance shortly following the triggering event (i.e., death, disability, or change in control). For participants who are retirement eligible (applicable to our named executive officers), the Company match is currently fully vested.

(7)
In the event of involuntary termination not for cause or good reason termination of employment within two years of the change in control, the U.S.-based executive is provided continued participation in the medical, dental, and life insurance benefits during the severance period.

(8)
For U.S.-based executives, reflects the life insurance benefit payable for both Company-provided and employee-purchased coverage. All employees including the named executive officers are provided a Company-funded coverage of one times base salary.

For Mr. Davies, a U.K.-based executive, reflects the life insurance benefit payable for Company provided coverage at four times annual base salary (capped at the U.K. notional earnings cap of £205,200 for the 2022/23 U.K. tax year) plus eight times annual base salary in excess of the notional earnings cap, plus the capital value of a spouse’s pension of £51,833 /$66,069 per annum paid from the Threadneedle Pension Plan.

(9)
In the event of disability, the U.S. based executive would be eligible to receive disability income as long as they remained disabled until reaching age 65. The amount shown indicates the present value of potential future disability payments that would be received between December 31, 2023 and the executive reaching age 65, using a 5.16% discount rate.

(10)
Named executive officers are not eligible to receive a payment from the Company to put the executive in the same after-tax position as if no excise taxes under Internal Revenue Code Section 280G had been imposed.

Ameriprise Financial 2024 Proxy Statement | 81

CEO Pay Ratio
Securities and Exchange Commission rules require public companies to disclose the ratio of the annual total compensation of their chief executive officer to the median of the annual total compensation of all of the Company’s employees, other than the chief executive officer. For Ameriprise we explain below how we made reasonable efforts to identify the median employee and calculate both the individual’s annual total compensation and the annual total compensation of our chief executive officer for this purpose. As permitted by the Securities and Exchange Commission, we have used reasonable estimates, assumptions, and methodologies to prepare this disclosure.
Because the Securities and Exchange Commission gives companies flexibility to calculate their CEO pay ratio in a manner that best suits their facts and circumstances, our CEO pay ratio is specific to Ameriprise and should not be used as a basis for comparison with the CEO pay ratios disclosed by other companies.
The median employee used for purposes of determining our 2022 CEO pay ratio left the Company during 2023. We re-identified a new median employee for 2023 using our global population as of October 31, 2023, in accordance with SEC rules. Consistent with prior years, we identified our median employee by using total cash compensation: base salary plus any cash bonuses or commissions. For this year’s disclosure, our new median employee was determined using the same methodology as prior years. We included the total cash compensation of our approximately 14,000 full- and part-time employees – including our employee financial advisors – from all 21 countries in which we operate. We did not include our approximately 8,100 franchise financial advisors even though they form a significant part of our business, because they – and their staff – are not our employees. We did not make any cost-of-living adjustments, or account separately for regional pay differences other than converting foreign currencies to U.S. dollars.
Next, we calculated our median employee’s annual total compensation using the same methodology that we use for our chief executive officer and our other named executive officers for purposes of the Summary Compensation Table on page 67. We then added the value of Company-provided insurance. This is consistent with how we communicate with our employees through our My Ameriprise employee value proposition.
Using this methodology, our median employee’s annual total compensation for 2023 was $133,296. We also added the value of Company-provided insurance ($16,279) to our CEO’s 2023 annual total compensation as reported in the Summary Compensation Table. The resulting ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 213:1. Excluding our India employee population, we determined that the annual total compensation of the median compensated non-India based employee, other than our CEO, was $148,871. The ratio of this employee’s compensation to that of our CEO was 191:1.
Ameriprise Financial 2024 Proxy Statement | 82

Pay Versus Performance
The following table sets forth compensation information of our Principal Executive Officer (PEO) and our non-PEO NEOs along with total shareholder return, net income, and Adjusted Operating Earnings Per Share excluding Unlocking (diluted) performance results for our fiscal years ending in 2020, 2021, 2022 and 2023, in accordance with Item 402(v) of Regulation S-K. The amounts reported in this table are not additional amounts received by our PEO and non-PEO NEOs to the amounts reported in the Summary Compensation Table. The calculations and analysis below do not necessarily reflect the Company’s approach to aligning executive compensation with performance. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with financial performance, refer to the Compensation Discussion and Analysis section of this Proxy Statement, beginning on page 46.
Year(1) (a)	Summary Compensation Table Total for PEO ($) (b)	Compensation Actually Paid to PEO(2)(3) ($) (c)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (d)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3) ($) (e)	Value of Initial Fixed $100 Investment Based on:(5)		GAAP Net Income(7) ($m) (h)	Adjusted Operating EPS excluding Unlocking (diluted)(7)(8) (i)
					Total Shareholder Return (f)	Peer Group Total Shareholder Return(6) (g)
2023	28,378,031	48,624,071(4)	6,822,427	11,135,219(4)	$246	$133	$2,556	$29.58
2022	22,847,623	34,989,082	6,142,835	8,829,365	$199	$118	$3,149	$24.43
2021	21,229,464	63,512,752	7,395,895	20,347,877	$189	$132	$3,417	$22.53
2020	20,794,703	43,974,265	6,831,573	13,278,643	$120	$98	$1,534	$16.86
(1)	Year	PEO	Non-PEOs
	2023	Mr. Cracchiolo	Messrs. Berman, Davies, Sweeney and Truscott
	2022	Mr. Cracchiolo	Messrs. Berman, Davies, Sweeney and Truscott
	2021	Mr. Cracchiolo	Messrs. Berman, Moore, Sweeney and Truscott
	2020	Mr. Cracchiolo	Messrs. Berman, Moore, Sweeney and Truscott
(2)
Fair value or change in fair value, as applicable, of equity awards in the above table, was determined by reference to (1) for RSU awards (or DSU awards for Mr. Davies), closing price on applicable year-end date(s) or, in the case of vesting dates, the actual vesting price plus the dollar value of any dividends paid on the RSU in the covered fiscal year prior to the vesting date that is not reflected in the fair value of the award (dividends on DSUs are accrued within the plan and are paid out as additional shares of common stock in Ameriprise Financial, Inc. on vesting), (2) for stock options (or DSOs Mr. Davies), a Black-Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value; the inputs of the model include (a) dividend yield which represents the Company’s expected dividend yield based on its historical dividend payouts and management’s expectations, (b) expected volatility which is based on the Company’s historical and implied volatilities, (c) risk-free interest rate based on the U.S. Treasury yield curve for a period commensurate with the expected life, and (d) expected life of the option based on the Company’s past experience and other considerations, and (3) for PSU awards, target awards multiplied by the leverage ratio at applicable year-end date(s) or actual vesting date, at closing price on applicable year-end date(s) or, in the case of vesting dates, the actual vesting price.

(3)	For the portion of Compensation Actually Paid that is based on year-end stock prices, the following prices were used: 2023 - $379.83, 2022 - $311.37, 2021 - $301.66, 2020 -$194.33.
Ameriprise Financial 2024 Proxy Statement | 83

(4)	2023 Compensation Actually Paid (CAP) to PEO (Mr. Cracchiolo) and the average CAP to non-PEOs reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:
	PEO ($)	Average Non-PEO ($)
Total Compensation Reported in 2023 Summary Compensation Table (SCT)	28,378,031	6,822,427
Less, aggregate change in the actuarial present value of accumulated benefits under all defined benefit and pension plans	(1,936,713)	(541,815)
Plus, actuarially determined service cost	482,390	65,436
Less, value of Stock and Option Awards reported in SCT	(16,000,000)	(2,949,040)
Plus, Year-End Fair Value of Awards Granted in this Fiscal Year that are Unvested and Outstanding at Year-End	17,893,569	3,217,469
Plus or Minus, Difference Between Fair Value of awards from the end of the prior fiscal year to the end of this fiscal year for awards granted in any prior fiscal year that are Outstanding and Unvested at Year-End	14,596,887	3,247,552
Plus, Fair Value as of the Vesting Date for Awards Granted this Year and that Vested this Year	—	—
Plus, Change in Fair Value (from prior year-end) of Prior Year awards that Vested this year	4,233,171	1,047,922
Plus, Dividends Paid on Stock Awards paid in this fiscal year prior to vesting if not otherwise included in SCT total compensation	976,735	225,268
Less Prior Year-End Fair Value for awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during this fiscal year	—	—
Total Adjustments	20,246,040	4,312,792
Compensation Actually Paid for Fiscal Year 2023	48,624,071	11,135,219
(5)
2020 represents the total shareholder return for the period 12/31/19 to 12/31/20. 2021 represents total shareholder return for the period 12/31/19 to 12/31/21. 2022 represents total shareholder return for the period 12/31/19 to 12/31/22. 2023 represents total shareholder return for the period 12/31/19 to 12/31/23, in each case, reflecting what the cumulative value of $100 would be if such amount were invested on 12/31/19.

(6)	S&P 500 Financials Index, which is the same index used in our 10-K as required under Item 201(e)(1)(ii) of Regulation S-K.
(7)	2022 and 2021 amounts for GAAP Net income and Adjusted Operating earnings per share (diluted) have been restated to reflect the adoption of LDTI. 2020 has not been restated for LDTI.
(8)	The Company-Selected Measure (CSM), a non-GAAP measure, is defined as Adjusted Operating Earnings Per Share excluding Unlocking (diluted). See GAAP reconciliation table in Appendix A.
Ameriprise Financial 2024 Proxy Statement | 84

Relationship Between Pay and Performance
We believe the “Compensation Actually Paid” in each of the years reported above and TSR over the four-year cumulative period are reflective of the Compensation and Benefit Committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our stock performance and our varying levels of achievement against pre-established performance goals under our annual cash incentive program and our LTIA program, which includes PSUs based on firm achievement of specific return on equity and earnings per share targets with total shareholder return modifier.
•	Total Shareholder Return: Company versus Peer Group
The Company outperformed its S&P 500 Financials Index peer group over the 4-year period reflected in the above table. The value of a fixed $100 investment in Ameriprise on December 31, 2019, would have been $246, $199, $189, and $120 at the end of 2023, 2022, 2021, and 2020, respectively, while it would have been $133, $118, $132, and $98 for an investment in the S&P 500 Financials Index in those respective periods. Please refer to footnote 5 for additional details.
•	CAP versus Total Shareholder Return
CEO CAP amounts were $43,974,265, $63,512,752, $34,989,082, and $48,624,071 in each of 2020, 2021, 2022, and 2023, respectively, while our total shareholder return, based on a $100 investment in Ameriprise on December 31, 2019, was $120 as of the end of 2020, $189 as of the end of 2021, $199 as of the end of 2022, and $246 as of the end of 2023. Similarly, our other NEO CAP amounts as averaged were $13,278,643, $20,347,877, $8,829,365, and $11,135,219 in 2020, 2021, 2022, and 2023, respectively. As a result, our CAP values and total shareholder return are directionally aligned over the timeframe that the table covers because our total shareholder return increased and decreased year-to-year in accordance with increases and decreases in CAP.
•	CAP versus Company-Select Measure (Adjusted Operating Earnings Per Share excluding Unlocking (diluted))
As discussed in the Compensation Discussion and Analysis, Adjusted Operating Earnings Per Share is an assessment measure used in both annual performance assessments and longer-term PSU performance awards. The Company believes this is a solid measure of overall financial performance and shareholder value. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are on page A-1.

CEO CAP amounts were $43,974,265, $63,512,752, $34,989,082, and $48,624,071 in each of 2020, 2021, 2022, and 2023, respectively, while our Adjusted Operating Earnings Per Share for each year was $16.86 as of the end of 2020, $22.53 as of the end of 2021, $24.43 as of the end of 2022, and $29.58 as of the end of 223. Similarly, our other NEO CAP amounts were $13,278,643, $20,347,877, $8,829,365, and $11,135,219 in 2020, 2021, 2022, and 2023, respectively. As a result, our CAP values and increases in Adjusted Operating Earnings Per Share are directionally aligned over the timeframe that the table covers.

•	CAP versus Net Income
CEO CAP amounts were $43,974,265, $63,512,752, $34,989,082, and $48,624,071 in each of 2020, 2021, 2022, and 2023, respectively, while our GAAP Net Income for each year was $1,534M, $3,417M, $3,149M, and $2,556M as of the end of 2020, 2021, 2022, and 2023, respectively. Similarly, our other NEO CAP amounts were $13,278,643, $20,347,877, $8,829,365, and $11,135,219 in 2020, 2021, 2022, and 2023, respectively. GAAP Net Income is less reflective of ongoing operations and includes a number of factors that are excluded in Ameriprise’s Adjusted Operating Net Income metric. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are on page A-1.
Required Tabular Disclosure of Most Important Measures to Determine FY2023 CAP
The following performance measures reflect the Company’s most important performance measures in effect for 2023. See the Compensation Discussion and Analysis section of this proxy beginning on page 46 for further information.
Most Important Performance Measures for 2023
Adjusted Operating Net Revenues*
Adjusted Operating Net Income*
Adjusted Operating Earnings per diluted share [represents the most important financial performance measure]*
Adjusted Operating Return on Equity excluding Accumulated Other Comprehensive Income*
Talent and Leadership Effectiveness
*	Exclude Unlocking
Ameriprise Financial 2024 Proxy Statement | 85

CERTAIN TRANSACTIONS
Related Person Transaction Review Policy
Our Audit and Risk Committee has adopted a written policy which provides procedures for the review, approval, disapproval or ratification of certain transactions required to be reported under applicable rules of the Securities and Exchange Commission. Any amendments to the policy require Audit and Risk Committee approval.
Reportable transactions include those in which we are a participant and in which a related person has a direct or indirect interest. Related persons include: our directors, director nominees and executive officers; any person known by us to be the beneficial owner of more than five percent of our voting securities; and certain family members of, or certain other persons sharing the household of, any of our directors, director nominees or executive officers or holders of more than five percent of our voting securities.
Standards to be applied to the review of related person transactions include, but are not limited to, the following:
•	materiality of such transaction;
•	benefits of such transaction to us;
•	structure of such transaction;
•	the extent of the related person’s interest, benefit or influence in such transaction;
•
whether the terms of such transaction are on an arm’s length basis with terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances or otherwise can be determined as fair to us; and

•	whether means are available to manage any actual or apparent conflict of interest that may arise under such transaction following the time it is approved or entered into.
The Audit and Risk Committee of our Board of Directors, as well as the Audit and Risk Committee’s chair acting alone under delegated authority, have the responsibility to review, approve, disapprove or ratify related person transactions. Any Audit and Risk Committee member who is a related person under a transaction that is the subject of review is recused from voting upon any approval, disapproval or ratification of that transaction. Conditions operative to the transaction or to the relationship with the related person may be included in an approval or ratification.
Transactions with Other Companies
In the usual course of our business, we have transactions with many other firms. Some of the directors or officers of these firms may also serve as directors or officers for us or our subsidiaries. We carry out our transactions with these firms on customary terms. The directors and officers who serve us, our subsidiaries or the other firms involved may not have knowledge of these transactions.
Transactions Between the Company and Our Directors and Officers
Our executive officers and directors may from time to time take out certain pledge or margin loans from certain of our subsidiaries on the same terms that these subsidiaries offer to the general public. By way of example, our broker-dealer subsidiary Ameriprise Financial Services, LLC may extend margin loans (except margin loans to acquire the Company’s stock) to our directors and executive officers under their brokerage accounts. All indebtedness from these transactions is in the ordinary course of our business and is on the same terms, including interest rates, in effect for comparable transactions with other people. Such indebtedness involves normal risks of collection and does not have features or terms that are unfavorable to our subsidiaries.
Our executive officers and directors may also have transactions with us or our subsidiaries involving other goods and services, such as insurance, brokerage and investment services. These transactions are also in the usual course of our business and we provide them on terms that we offer to our employees (with respect to executive officers) or to the public (with respect to our outside directors) generally.
In addition, Mr. Alvero’s sister is employed by the Company and earned annual compensation of $123,120 in 2023, which is commensurate with employees of similar responsibility levels.
Ameriprise Financial 2024 Proxy Statement | 86

Given the nature and broad scope of the products and services provided by the Company, there are from time to time ordinary course of business transactions between the Company and a director, his or her immediate family members, or principal business affiliations. These may include, among other relationships: extensions of credit; provision of other financial and financial advisory products and services; business transactions for products and services; and charitable contributions made by the Company.
Transactions with Significant Shareholders
From time to time we may engage in ordinary course relationships and commercial transactions with our significant shareholders or their subsidiaries. We do not believe that these transactions are material to our Company.
•
In the usual course of our Advice & Wealth Management business, we provide to BlackRock, Inc. or its affiliates (BlackRock) distribution services and marketing support in connection with the sale of BlackRock products to our clients. We received approximately $30.5 million in marketing support and related payments from BlackRock in 2023 in connection with these services.

•
In the usual course of our Asset Management business, we obtain investment advisory or sub-advisory services from BlackRock. We paid approximately $135 thousand in fees to BlackRock in 2023 in connection with these investment advisory or sub-advisory services.

•
In the usual course of our Asset Management business, Vanguard Group, Inc. (Vanguard) provides distribution and marketing support in connection with the distribution of our investment products. We paid approximately $518 thousand in fees to Vanguard in 2023 in connection with these services.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file with us, the Securities and Exchange Commission, and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of any of the Company’s equity securities. As is true at many other public companies, our directors and executive officers have signed powers of attorney delegating the authority to prepare, sign and file Section 16 reports on their behalf to employees of the Company. To the best of our knowledge, all required Section 16 reports were filed on a timely basis except as described in the next sentence. The attorney-in-fact responsible for filing Section 16(a) reports for Mr. Alvero and Mr. Davies reports the following: in 2023 Mr. Alvero filed a Form 4 disclosing two transactions after the filing deadline due to the reporting person’s inadvertent delay in notifying the Company of the completion of such transactions; and in 2023 Mr. Davies filed a Form 4 reporting a grant of stock options on Table I rather than Table 2, which was corrected on a subsequent filing.
Ameriprise Financial 2024 Proxy Statement | 87

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Where is the Annual Meeting and how do I attend?
The 2024 Annual Meeting of Shareholders will be at 11:00 a.m. Central time, on Wednesday, April 24, 2024. This meeting will be held virtually, so there will be no physical meeting location. We believe that conducting the annual meeting as a virtual meeting will enable higher levels of shareholder attendance while also helping the Company reduce its financial and environmental costs associated with the annual meeting. We encourage you to attend the virtual Annual Meeting of Shareholders on April 24, 2024. Whether or not you plan to attend the Annual Meeting, your vote is important, and we urge you to vote and submit your proxy in advance of the meeting.
To attend and be able to vote and ask questions during the Annual Meeting, you must have been a shareholder at the close of business on the record date of February 26, 2024. To participate in the virtual meeting:
•	Go to www.virtualshareholdermeeting.com/amp2024. You will need the 16-digit control number that appears on your proxy card or Notice of Internet Availability of Proxy Materials.
•	The virtual meeting will start promptly at 11:00 a.m. Central time on Wednesday, April 24, 2024. You may begin to log into the meeting platform approximately 15 minutes before the meeting start time.
•
We seek to make attendance an easy process, and so our virtual meeting website will contain instructions for accessing technical support to assist in the event you encounter any difficulties accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page starting 15 minutes before our scheduled 11:00 a.m. Central start time.

You are entitled to attend and participate in the Annual Meeting only if you were a shareholder of record at the close of business on the record date of February 26, 2024, or hold a valid proxy for the meeting. If you are a shareholder who plans to send a proxy or qualified representative to represent you at the Annual Meeting, it is also important to note that under our amended and restated By-Laws, the following provisions apply: (i) no later than five business days prior to the Annual Meeting, a shareholder who has proposed business or made a nomination in accordance with the amended and restated By-Laws for consideration at the Annual Meeting must provide the full name(s) and current residential address of any person(s) authorized to act as a qualified representative for such shareholder in order for such qualified representative to access the Annual Meeting to present the proposed business or nomination on such shareholder’s behalf; and (ii) no more than three persons who are authorized to act as proxy or a qualified representative for a shareholder may attend the Annual Meeting. You should review Article I, Section 1.10(c) of our amended and restated By-Laws for additional information. Our amended and restated By-Laws are posted on our website on the Corporate Governance page at ir.ameriprise.com.
By your attendance, you acknowledge that you have received and agreed to abide by the rules of conduct for our Annual Meeting that will be made available at the virtual meeting site at www.virtualshareholdermeeting.com/amp2024. If you are not a shareholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate.
What is included in our proxy materials?
Our proxy materials, which are available on our website at ir.ameriprise.com, include:
•	Notice of 2024 Annual Meeting of Shareholders;
•	Proxy Statement; and
•	2023 Annual Report to Shareholders
If you received printed versions of these materials by mail (rather than through electronic delivery), the materials also included a proxy card or voting instruction form. For further information, see “Information about paper and electronic delivery of proxy materials” on page 91.
How can shareholders ask questions at the Annual Meeting?
Shareholders may submit questions before the Annual Meeting until 11:59 p.m. Eastern time on April 23, 2024. Shareholders attending the virtual Annual Meeting through the online portal may also submit questions during the beginning portion of the Annual Meeting. If you wish to submit a question before the Annual Meeting, you may log into
Ameriprise Financial 2024 Proxy Statement | 88

www.proxyvote.com using your 16-digit control number and follow the instructions to submit a question. Alternatively, if you wish to submit a question during the Annual Meeting, log into the virtual Annual Meeting platform at www.virtualshareholdermeeting.com/amp2024 using the 16-digit control number and follow the instructions to submit a question.
As part of the Annual Meeting, we will hold a question-and-answer session during which questions properly submitted by shareholders during or prior to the Annual Meeting in accordance with the Annual Meeting Rules of Conduct may be addressed and as time permits. The Annual Meeting Rules of Conduct will be made available on the virtual meeting platform. Questions that are submitted anonymously, that we determine do not conform with the Annual Meeting Rules of Conduct, are not directly related to the business of the Company or are not pertinent to the Annual Meeting matters will not be answered. Each shareholder will be limited to one question to allow us to respond to as many shareholder questions as possible in the allotted time. We may address substantially similar questions, or questions that relate to the same topic, in a single response.
How can I vote my shares?
Shareholders of Record may vote their shares as follows:

Submit Your Proxy by Internet. You may submit your proxy by the internet. The Notice of Internet Availability of Proxy Materials indicates the website you may access for internet proxy submission using the 16-digit control number included in the Notice. You may submit your proxy by the internet 24 hours a day, seven days a week. You will be able to confirm that the system has properly recorded your voting instructions. If you hold your shares in street name, please follow the internet proxy submission instructions in the Notice of Internet Availability of Proxy Materials you receive from your bank, broker, trustee, or other record holder. You may incur telephone and internet access charges if you submit your proxy by the internet.

Submit Your Proxy by Telephone. You have the option to submit your proxy by telephone. In order to submit your proxy by telephone, please go to www.proxyvote.com and log in using the 16-digit control number provided on your Notice of Internet Availability of Proxy Materials. You will be provided with a telephone number for submitting your proxy at that site. Alternatively, if you request paper copies of the proxy materials, your proxy card or voting instruction form will have a toll-free telephone number that you may use to submit your proxy. When you submit your proxy by telephone, you will be required to enter your 16-digit control number, so please have it available when you call. You may submit your proxy by telephone 24 hours a day, seven days a week. The telephone proxy submission system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your voting instructions.

Submit Your Proxy by Mail. If you received a full paper set of materials, date and sign your proxy card exactly as your name appears on your proxy card and mail it in the postage-paid envelope provided. If you received a Notice of Internet Availability of Proxy Materials, you may request a proxy card by following the instructions in your Notice. You do not need to mail the proxy card if you are voting by internet or telephone.

Vote During Meeting. Submitting a proxy will not limit your right to change your vote at the meeting if you attend the virtual Annual Meeting via live webcast. You must enter the 16-digit control number found on your proxy card or Notice at the time you log into the meeting at www.virtualshareholdermeeting.com/amp2024. For information about attending the Annual Meeting, please see “Where is the Annual Meeting and how do I attend?” on page 88.

Please help us save time and postage costs by voting by internet or telephone. Voting by internet or telephone is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately.
Beneficial Owner of Shares Held in Street Name. All beneficial owners will receive instructions from the holder of record (the bank, brokerage house or other nominee that holds your shares) that you must follow in order for your shares to be voted. Typically, you will be able to submit your voting instructions to your broker or nominee.
Employee Plan Participant. If you are a participant in the Ameriprise 401(k) plan, your proxy card is a voting directive for shares allocated to your account. The trustee will vote the shares as instructed by you in your voting directive. If you do not vote your Ameriprise 401(k) plan shares by 11:59 p.m. Eastern time on Sunday, April 21, 2024, the trustee will vote your allocated shares, along with all unallocated shares held in the Ameriprise 401(k) plan, in the same proportion that all other allocated shares are voted.
Ameriprise Financial 2024 Proxy Statement | 89

What is the deadline for voting?
If you are:	Voting by:	Your vote must be received:
A record holder	Mail	Prior to the Annual Meeting
	Internet or telephone	By 11:59 p.m., Eastern time, on April 23, 2024
	Internet during the meeting	Prior to closing of the polls
A street name holder	Mail	Prior to the Annual Meeting
	Internet or telephone	By 11:59 p.m., Eastern time, on April 23, 2024
A participant in the Ameriprise 401(k) plan	Mail	Prior to the Annual Meeting
	Internet or telephone	By 11:59 p.m., Eastern time, on April 21, 2024
How can I revoke my vote?
Proxies may be revoked at any time before your shares are voted during the Annual Meeting if you:
(1)	submit a timely later-dated proxy or voting instruction form if you hold shares in street name;
(2)	provide timely subsequent telephone or internet voting instructions; or
(3)	vote at the meeting.
What is the quorum to hold the Annual Meeting?
On February 26, 2024, there were 100,190,904 shares of common stock issued, outstanding and entitled to vote at the Annual Meeting, and each share is entitled to one vote on each matter properly brought before the meeting. There is no cumulative voting. We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the voting power of the shares entitled to vote at the meeting are either present in person or represented by proxy at the meeting. In determining whether we have a quorum for the Annual Meeting, we count abstentions and broker non-votes as present and entitled to vote.
What vote is required and how will my votes be counted?
Votes Required for Proposals			How We Count Votes			Board Recommendations
Item		To elect directors and adopt the other proposals, the following proportion of votes is required:	Routine/ Non-Routine	Impact of Abstain Vote	Treatment of Broker Non-Votes
1	To elect the eight director nominees named in the proxy statement	Under the majority voting standard, in an uncontested election, a nominee must receive a number of “For” votes that exceeds 50% of the votes cast (excluding abstentions)*	Non- routine	No effect	No effect	FOR each nominee
2	To approve the amendment of the Company’s Amended and Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law	The affirmative vote of a majority of the outstanding shares entitled to vote	Non- routine	Against	Against	FOR
3	To approve the compensation of the named executive officers by a nonbinding advisory vote	The affirmative vote of a majority of the votes cast	Non- routine	No effect	No effect	FOR
4	To ratify the Audit and Risk Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024	The affirmative vote of a majority of the votes cast	Routine	No effect	No effect	FOR
* If an uncontested incumbent nominee for director does not receive an affirmative majority of “For” votes, they will be required to promptly tender their resignation to the Board. The independent Nominating and Governance Committee will then make a recommendation to the Board as to whether the tendered resignation should be accepted or rejected, or whether other action should be taken. The Board will publicly announce its decision regarding the tendered resignation and the rationale behind it within 90 days after the election results have been certified. The director who tendered the resignation will not be permitted to vote on the recommendation of the Nominating and Governance Committee or the Board’s decision with respect to their tendered resignation.
Ameriprise Financial 2024 Proxy Statement | 90

For your convenience, we have provided the chart above to show whether each item being voted on is routine or non-routine under the rules of the New York Stock Exchange. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner under certain circumstances. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide any voting instructions.
The rules of the New York Stock Exchange make all of the proposals to be considered at the Annual Meeting non-routine items except for the proposal to ratify the Audit and Risk’s Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024. This means that brokers who do not receive voting instructions from their clients as to how to vote their shares for Items (1), (2) and (3) cannot exercise discretion to vote their clients’ shares. Therefore, it is important that you instruct your broker as to how you wish to have your shares voted on these proposals, even if you wish to vote as recommended by the Board of Directors. The chart also shows how abstentions and broker non-votes will be treated in determining the outcome of voting on each item.
Is my vote confidential?
We maintain the confidentiality of the votes of individual shareholders. We do not disclose these votes to any member of management unless we must disclose them for legal reasons or in the event of a contested proxy solicitation. However, if a shareholder writes a comment on the proxy card, the comment may be forwarded to management. In reviewing the comment, management may learn how the shareholder voted. In addition, the Inspector of Elections and selected employees of our independent tabulating agent may have access to individual votes in the normal course of counting and verifying the vote.
Who will count the votes?
Representatives of The Carideo Group, Inc., our tabulation agent, will tabulate the votes and act as independent inspectors of election.
Information about paper and electronic delivery of proxy materials
We provide our shareholders with the choice of accessing the 2024 Annual Meeting proxy materials over the internet, rather than receiving printed copies of those materials through the mail. In connection with this process, a Notice of Internet Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials. The Notice contains instructions on how you may access and review our proxy materials on the internet and how you may submit a proxy for your shares over the internet. The Notice will also tell you how to request our proxy materials in printed form or by email, at no charge. The Notice contains a 16-digit control number that you will need to submit a proxy for your shares. Please keep the Notice for your reference through the Annual Meeting date. Anyone attending the Annual Meeting must observe the rules approved by the Board of Directors.
For those shareholders requesting paper proxy materials who share a single address will receive only one annual report, proxy statement or Notice of Internet Availability of Proxy Materials unless we have other instructions from you. This service, known as “householding,” is designed to reduce the environmental impact of our annual meetings as well as our printing and postage costs. If after signing up for householding any shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, please contact Broadridge Financial Services at (866) 540-7095 or by sending a written request to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Or they may contact our corporate secretary, Wendy Mahling by telephone at (612) 671-3603, by email at ampsecretarysofficemailbox@ampf. com or by mail at 1098 Ameriprise Financial Center, Minneapolis, MN 55474.
Other matters for consideration
We do not know of any other matters that may be presented for action at the Annual Meeting other than those described in this proxy statement. If any other matter is properly brought before the Annual Meeting, the proxy holders will vote on such matter in their discretion as permitted under Securities and Exchange Commission rules.
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Requirements and deadlines for submission of shareholder proposals or nomination of directors for the 2025 Annual Meeting
Shareholder proposals included in our proxy statement. Under Securities and Exchange Commission Rule 14a-8, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for the 2025 Annual Meeting of shareholders, our corporate secretary must receive the proposal at her office by no later than November 15, 2024. These proposals must be in writing and sent to: Corporate Secretary, 1098 Ameriprise Financial Center, Minneapolis, MN 55474. Proposals that are mailed, faxed, emailed or otherwise delivered to anyone other than our corporate secretary must still be received by the corporate secretary no later than November 15, 2024.
Shareholder nominees included in our proxy statement (“proxy access”). Under our amended and restated By-Laws, shareholders may nominate a person for election as a director at an annual meeting to be included in our proxy statement if the shareholders satisfy certain requirements. Generally, a shareholder, or group of up to 20 shareholders, must own at least 3% of our outstanding shares and have held those shares for at least three years to be eligible to make a proxy access nomination. Shareholders who meet these requirements may nominate the greater of two directors or directors representing twenty percent of the directors constituting our Board of Directors. If a shareholder wants to nominate a director to be included in our proxy statement and form of proxy for the 2025 Annual Meeting of shareholders, our corporate secretary must receive the nomination at her office no earlier than October 16, 2024 and no later than November 15, 2024. However, if we hold the Annual Meeting on a date that is not within 30 days of this year’s Annual Meeting, we must receive the notice no earlier than 150 days before the Annual Meeting and no later than 120 days before the Annual Meeting or ten days after our first public announcement of the Annual Meeting date.
Shareholder items of business and director nominees not included in our proxy statement. Under our amended and restated By-Laws, and as the Securities and Exchange Commission rules permit, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these procedures, shareholders must submit the proposed nominee or item of business by delivering a written notice to the corporate secretary of the Company at our principal executive offices. Our corporate secretary must receive notice as follows on the date specified:
•
Normally we must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days or more than 120 days before the first anniversary of the prior year’s meeting. Assuming that our 2024 Annual Meeting is held on schedule, we must receive notice pertaining to the 2025 Annual Meeting no earlier than December 25, 2024, and no later than January 24, 2025.

•
However, if we hold the Annual Meeting on a date that is not within 30 days before or 60 days after such anniversary date, we must receive the notice no more than 120 days before the Annual Meeting date and no later than the later of the 90th day prior to the Annual Meeting date or ten days after our first public announcement of the Annual Meeting date.

•
If we hold a special meeting to elect directors, we must receive a shareholder’s notice of intention to introduce a nomination no earlier than the 120th day prior to the special meeting date and no later than the later of the 90th day prior to the special meeting date or ten days after our first public announcement of the special meeting date and the nominees proposed by the Board of Directors.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than February 24, 2025.
Any notice that is mailed, faxed, emailed or otherwise delivered to anyone other than our corporate secretary must still be received by the corporate secretary no later than the relevant date specified above.
Our amended and restated By-Laws require a nominee to deliver signed forms of a questionnaire, representation, and agreement that our corporate secretary will provide upon request. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the Annual Meeting, any material interest of the shareholder in the business and certain other information about the shareholder.
The Board and our management have not received notice of, and are not aware of, any business to come before the meeting other than the items we refer to in this proxy statement. If any other matter comes before the meeting, the named proxies will use their best judgment in voting the proxies.
It is very important that you read the applicable By-Law requirements carefully and comply with them. If you have any questions about these requirements, please contact Wendy Mahling, Corporate Secretary, Ameriprise Financial, Inc., by email at ampsecretarysofficemailbox@ampf.com, or by writing at 1098 Ameriprise Financial Center, Minneapolis, MN 55474.
Ameriprise Financial 2024 Proxy Statement | 92

Cost of Proxy Solicitation
We will pay the expenses of soliciting proxies. Our directors, officers or employees may solicit proxies on our behalf in person, or by mail, telephone and electronic transmission for no additional compensation. We have hired Morrow Sodali LLC to help us distribute and solicit proxies. We will pay Morrow Sodali LLC $20,000 plus expenses for these services.
Availability of the Annual Report and Form 10-K
We have made available on the internet our 2023 Annual Report to Shareholders in connection with this proxy statement. If you would like a paper copy of our 2023 Form 10-K, excluding certain exhibits, please contact Wendy B. Mahling, Corporate Secretary, Ameriprise Financial, Inc., 1098 Ameriprise Financial Center, Minneapolis, Minnesota 55474, or by email at ampsecretarysofficemailbox@ampf.com. We will provide a copy without charge.
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APPENDIX A
GAAP to Non-GAAP Reconciliations
Adjusted Operating Earnings Per Diluted Share
					Per Diluted Share
($ in millions, except per share amounts)	Full Year 2020(3)	Full Year 2021(3)	Full Year 2022(3)	Full Year 2023	Full Year 2020(3)	Full Year 2021(3)	Full Year 2022(3)	Full Year 2023
Net income	$ 1,534	$ 3,417	$ 3,149	$ 2,556	$ 12.20	$ 28.48	$ 27.70	$ 23.71
Adjustments:
Net realized investment gains (losses)(1)	(10)	86	(93)	(32)	(0.08)	0.72	(0.82)	(0.30)
Market impact on non-traditional long-duration products(1)	(375)	464	483	(608)	(2.98)	3.87	4.25	(5.63)
Mean reversion related impacts(1)	87	1	(1)	—	0.69	0.01	(0.01)	—
Market impact of hedges on investments(1)	—	(22)	—	—	—	(0.18)	—	—
Block transfer reinsurance transaction impacts(1)	—	524	—	—	—	4.37	—	—
Integration/restructuring charges(1)	(4)	(32)	(50)	(62)	(0.03)	(0.27)	(0.44)	(0.58)
Net income (loss) attributable to the CIEs	3	(3)	(4)	—	0.02	(0.03)	(0.04)	—
Tax effect of adjustments(2)	63	(215)	(71)	147	0.50	(1.79)	(0.61)	1.36
Adjusted operating earnings	$1,770	$2,614	$2,885	$3,111	$14.08	$21.78	$25.37	$28.86
Annual unlocking(2)	(349)	(89)	107	(78)	(2.78)	(0.75)	0.94	(0.72)
Adjusted operating earnings excluding unlocking	$2,119	$2,703	$2,778	$3,189	$16.86	$22.53	$24.43	$29.58
Weighted average common shares outstanding:
Basic	123.8	117.3	111.3	105.7
Diluted	125.7	120.0	113.7	107.8
(1) Pretax adjusted operating adjustment.
(2) Calculated using the statutory tax rate of 21%.
(3) 2022 and 2021 amounts have been restated to reflect the adoption of LDTI. 2020 has not been restated for LDTI.
Ameriprise Financial 2024 Proxy Statement | A-1

Pretax Operating Margin
($ in millions)	Full Year 2022(1)	Full Year 2023
Total net revenues	$ 14,258	$ 15,535
Adjustments:
Net realized investment gains (losses)	(93)	(32)
Market impact on non-traditional long-duration products	(1)	2
Mean reversion related impacts	(1)	—
Revenues attributable to the CIEs	99	178
Adjusted operating total net revenues	$14,254	$15,387
Annual unlocking	(1)	1
Adjusted operating total net revenues excluding unlocking	$14,255	$15,386

Pretax income	$3,931	$3,234
Adjustments:
Net realized investment gains (losses)	(93)	(32)
Market impact on non-traditional long-duration products	483	(608)
Mean reversion related impacts	(1)	—
Integration/restructuring charges	(50)	(62)
Pretax income (loss) attributable to the CIEs	(5)	—
Pretax adjusted operating earnings	$3,597	$3,936
Annual unlocking	135	(99)
Pretax adjusted operating earnings excluding unlocking	$3,462	$4,035

Pretax operating margin	25.2%	25.6%
Pretax adjusted operating margin excluding unlocking	24.3%	26.2%
(1) 2022 has been restated to reflect the adoption of LDTI.
Ameriprise Financial 2024 Proxy Statement | A-2

Adjusted Operating Return on Equity
($ in millions)	Twelve Months Ended December 31, 2022(4)	Twelve Months Ended December 31, 2023
Net Income	$ 3,149	$ 2,556
Less: Adjustments(1)	264	(555)
Adjusted operating earnings	$2,885	$3,111
Less: Annual unlocking/loss recognition, net of tax(2)	107	(78)
Adjusted operating earnings excluding unlocking	$2,778	$3,189
Total Ameriprise Financial, Inc. shareholders' equity	$4,170	$4,116
Less: Accumulated other comprehensive income, net of tax	(1,769)	(2,297)
Total Ameriprise Financial, Inc. shareholders' equity excluding AOCI	5,939	6,413
Less: Equity impacts attributable to the consolidated investment entities	—	(4)
Adjusted operating equity	$5,939	$6,417
Adjusted operating equity	53.0%	39.9%
Adjusted operating return on equity, excluding AOCI(3)	48.6%	48.5%
Adjusted operating return on equity, excluding AOCI and unlocking(3)	46.8%	49.7%
(1)
Adjustments reflect the trailing twelve months' sum of after-tax net realized investment gains/losses, net of deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization, unearned revenue amortization and the reinsurance accrual; the market impact on non-traditional long-duration products, net of hedges and related DAC amortization, unearned revenue amortization, and the reinsurance accrual; mean reversion related impacts; block transfer reinsurance transaction impacts; gain on disposal of business; the market impact of hedges to offset interest rate and currency changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidating certain investment entities. After-tax is calculated using the statutory tax rate of 21%.

(2)	After-tax is calculated using the statutory tax rate of 21%.
(3)
Adjusted operating return on equity excluding accumulated other comprehensive income (AOCI) is calculated using the trailing twelve months of earnings excluding the after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on non-traditional long-duration products, net of hedges and related DAC amortization, unearned revenue amortization, and the reinsurance accrual; mean reversion related impacts; block transfer reinsurance transaction impacts; gain on the disposal of business; the market impact of hedges to offset interest rate and currency changes on unrealized gains or losses for certain investments; integration/restructuring charges; the impact of consolidating certain investment entities; and discontinued operations in the numerator, and Ameriprise Financial shareholders' equity excluding AOCI and the impact of consolidating investment entities using a five-point average of quarter-end equity in the denominator. After-tax is calculated using the statutory tax rate of 21%.

(4)	2022 has been restated to reflect the adoption of LDTI.
Ameriprise Financial 2024 Proxy Statement | A-3

APPENDIX B
Proposed Amendment to the Ameriprise Financial, Inc. Amended and Restated Certificate of Incorporation
ARTICLE VI
LIABILITY OF DIRECTORS AND OFFICERS
Section 1. General. No Director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a Director or officer, as applicable, except to the extent that such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended.
Section 2. Repeal or Modification. Any repeal or modification of this Article VI by the stockholders of the Corporation shall not adversely affect any right or protection of a Director, officer or the Corporation existing at the time of such repeal or modification. If the DGCL~~General Corporation Law of the State of Delaware~~ is amended after the filing of this Amended and Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of Directors or officers, then the liability of a Director or officer, as applicable, of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
Ameriprise Financial 2024 Proxy Statement | B-1

Ameriprise Financial

C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
PO BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE ONLINE
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on April 23, 2024. Participants in the Ameriprise Financial 401(k) Plan have an earlier voting deadline, described on the reverse side. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on April 23, 2024. Participants in the Ameriprise Financial 401(k) Plan have an earlier voting deadline, described on the reverse side. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V31903-P02609-Z86737 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERIPRISE FINANCIAL, INC.

The Board of Directors recommends you vote FOR each of the following director nominees:

1. Election of Directors	For	Against	Abstain
1a. James M. Cracchiolo	☐	☐	☐
1b. Robert F. Sharpe, Jr.	☐	☐	☐
1c. Dianne Neal Blixt	☐	☐	☐
1d. Amy DiGeso	☐	☐	☐
1e. Christopher J. Williams	☐	☐	☐
1f. Armando Pimentel, Jr.	☐	☐	☐
1g. Brian T. Shea	☐	☐	☐
1h. W. Edward Walter III	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Note: Please sign as your name appears printed above. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V31904-P02609-Z86737

AMERIPRISE FINANCIAL, INC.

The undersigned hereby appoints Walter S. Berman, Heather J. Melloh and Wendy B. Mahling, or any one of them, proxies or proxy, with full power of substitution, to vote all common shares of Ameriprise Financial, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 24, 2024, at 11:00 a.m., Central time, in a virtual meeting format via live webcast at *www.virtualshareholdermeeting.com/amp2024* and at any adjournment(s) or postponement(s) of the meeting, as indicated on the reverse side of this proxy card, with respect to the proposals set forth in the proxy statement, and in their discretion, upon any matter that may properly come before the meeting or any adjournment(s) or postponement(s) of the meeting for which voting instructions have not been given. The undersigned hereby revokes any proxies submitted previously.

To ensure timely receipt of your vote and to help reduce costs, you are encouraged to submit your voting instructions online or by telephone. Follow the instructions on the reverse side of this card. If you vote online or by telephone, you do NOT need to mail back your proxy card.

If you choose to submit your voting instructions by mail, mark, sign and date this proxy card on the reverse side and return it promptly in the business reply envelope provided. If you do not mark voting boxes on the reverse side, the shares will be voted as the Board of Directors recommends.

Notice to participants in the AMERIPRISE FINANCIAL 401(k) PLAN

If you are a participant in the Ameriprise Financial 401(k) Plan, your proxy card includes shares credited to your Plan account. To allow sufficient time for the Ameriprise Financial 401(k) Plan trustee to vote, the trustee must receive your voting instructions by 11:59 p.m. Eastern time on April 21, 2024. If the trustee does not receive your instructions by that date, the trustee will vote the shares in the same proportion of votes that the trustee receives from other Plan participants who did vote.

Continued and to be signed on reverse side